UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06247

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

4500 MAIN STREET, KANSAS CITY, MISSOURI	64111
(Address of principal executive offices)	(Zip Code)

CHARLES A. ETHERINGTON 4500 MAIN STREET, KANSAS CITY, MISSOURI 64111
(Name and address of agent for service)

Registrant’s telephone number, including area code:	816-531-5575

Date of fiscal year end:	11-30

Date of reporting period:	05-31-09

ITEM 1.  REPORTS TO STOCKHOLDERS.

Semiannual Report
May 31, 2009

American Century Investments

International Growth Fund

Global Growth Fund

Emerging Markets Fund

International Value Fund

Prospectus Supplement Enclosed

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended May 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices still declining, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

I am Don Pratt, an independent director and chairman of the mutual fund board responsible for the U.S. Growth Equity, U.S. Value Equity, Global and Non-U.S. Equity and Asset Allocation funds managed by American Century Investments. The board consists of seven independent directors and two directors who are affiliated with the investment advisor.

As one of your independent shareholder representatives on the fund board, I plan to write you from time to time with updates on board activities and news about your funds. My co-independent directors and I are committed to putting your interests first. We work closely with American Century Investments on maintaining strong fund performance, providing quality service to shareholders at competitive fees and ensuring ethical business practices and compliance with all applicable fund regulations.

Last year, the board welcomed its newest independent director, John R. Whitten. He is a great addition to an experienced board where, collectively, the independent directors have served the funds for more than 76 years. This continuity served shareholders well as the investment advisor initiated a successful management transition, creating a strong senior leadership team consisting of well-tenured company executives and experienced industry veterans. Under the leadership of President and Chief Executive Officer Jonathan Thomas and Chief Investment Officer Enrique Chang, the firm has made the achievement of superior investment performance its primary focus and the key driver of its success going forward. This focus helped the company generate strong relative performance against the backdrop of 2008’s unprecedented market volatility.

As investors in the American Century funds, my fellow directors and I share your investing experience. We know firsthand how decisions made at the board level affect all shareholders. To further guide our efforts on your behalf, I invite you to send me your comments, questions or suggestions by email to dhpratt@fundboardchair.com. Thank you for allowing me to serve as your advocate on our board.

Market Perspective	2
International Equity Total Returns	2

International Growth
Performance	3
Portfolio Commentary	5
Top Ten Holdings, Types of Investments in Portfolio
and Investments by Country	7

Global Growth
Performance	8
Portfolio Commentary	10
Top Ten Holdings, Types of Investments in Portfolio
and Investments by Country	12

Emerging Markets
Performance	13
Portfolio Commentary	15
Top Ten Holdings, Types of Investments in Portfolio
and Investments by Country	17

International Value
Performance	18
Portfolio Commentary	20
Top Ten Holdings, Types of Investments in Portfolio
and Investments by Country	22

Shareholder Fee Examples	23

Financial Statements
Schedule of Investments	26
Statement of Assets and Liabilities	37
Statement of Operations	39
Statement of Changes in Net Assets	40
Notes to Financial Statements	42
Financial Highlights	54

Other Information
Additional Information	78
Index Definitions	79

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stock Performance Made a U-Turn

The global economic slowdown and ongoing credit crisis weighed heavily on the world’s equity markets for the first half of the period, as import and export volumes plummeted, industrial output shrank, and unemployment soared. As a result, stocks remained on the downward track triggered by last fall’s near-collapse of the global financial system.

Midway through the period, however, investor confidence and stock market performance showed an abrupt and surprising rebound. After hitting multi-year lows on March 9, global stocks rallied sharply to finish the six-month period with strong gains. The rebound was triggered by a belief that the global financial system was no longer in imminent danger of collapse.

Prominent central banks, including those in the United States, United Kingdom, and Japan, helped steady investor confidence by launching debt-purchase programs aimed at taming interest rates. Additionally, easy monetary and fiscal policies, including $2.1 trillion in stimulus programs targeting infrastructure development and consumer demand, contributed to improved investor sentiment. Nevertheless, GDP growth remained negative. Shrinking exports weighed on Germany’s economy, where manufacturing output sagged and the unemployment rate climbed. Likewise, reduced output and a deteriorating jobs environment darkened economic prospects for France and the United Kingdom, suggesting an uneven recovery at best.

Emerging Markets Gained as “Riskier” Assets Returned to Favor

With renewed confidence in equities, investors shifted funds toward assets considered “riskier.” Additionally, an uptick in commodity prices coupled with monetary and fiscal stimulus provided support to domestic growth in these economies. As a result, emerging equities performed exceptionally well, reversing some of last year’s significant declines. In China, optimism about the country’s large domestic-oriented stimulus plan helped propel the Shanghai Composite higher, even as declining global export levels remained a concern.

Economic growth seems likely to improve in the second half of the year. However, the economic recovery may not be as robust as the financial markets have discounted. A tug of war between bulls and bears may best characterize the second half of the year.

International Equity Total Returns
For the six months ended May 31, 2009 (in U.S. dollars)*
MSCI EM Index (Net)	48.62%	MSCI EAFE Index	15.10%
MSCI EM Growth Index	48.09%	MSCI World Free Index	10.26%
MSCI EAFE Growth Index	13.26%	MSCI EAFE Value Index	16.96%
MSCI Europe Index	14.90%	MSCI Japan Index	9.01%
*Total returns for periods less than one year are not annualized.

Performance
International Growth

Total Returns as of May 31, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	15.05%	-39.24%	2.50%	1.57%	7.00%	5/9/91
MSCI EAFE Index	15.10%	-36.61%	2.87%	1.62%	4.45%(2)	—
MSCI EAFE Growth Index	13.26%	-38.12%	2.47%	-0.20%	2.65%(2)	—
Institutional Class	15.09%	-39.15%	2.71%	1.78%	3.51%	11/20/97
A Class(3)						10/2/96
No sales charge*	14.82%	-39.45%	2.24%	1.30%	4.45%
With sales charge*	8.29%	-42.91%	1.03%	0.71%	3.96%
B Class						1/31/03
No sales charge*	14.47%	-39.82%	1.48%	—	5.59%
With sales charge*	9.47%	-43.82%	1.29%	—	5.59%
C Class						6/4/01
No sales charge*	14.41%	-39.88%	1.46%	—	-0.85%
With sales charge*	13.41%	-39.88%	1.46%	—	-0.85%
R Class	14.83%	-39.53%	2.02%	—	4.25%	8/29/03

* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1) Total returns for periods less than one year are not annualized.
(2) Since 4/30/91, the date nearest the Investor Class’s inception for which data are available.
(3) Prior to December 3, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

International Growth

One-Year Returns Over 10 Years
Periods ended May 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	48.27%	-22.48%	-13.34%	-15.25%	22.36%	10.36%	26.80%	26.71%	5.05%	-39.24%
MSCI EAFE Index	17.14%	-17.23%	-9.60%	-12.30%	32.66%	14.62%	28.24%	26.84%	-2.53%	-36.61%
MSCI EAFE
Growth Index	20.82%	-27.39%	-11.58%	-11.92%	27.01%	11.88%	26.83%	25.13%	2.83%	-38.12%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
1.41%	1.21%		1.66%		2.41%		2.41%		1.91%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

Portfolio Commentary

International Growth

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The International Growth portfolio advanced 15.05%* for the six months ended May 31, 2009, compared with its benchmark, the MSCI EAFE Index, which gained 15.10%.

The reporting period began with international stocks suffering the effects of a severe global recession and financial-sector crisis. In early March, stocks plunged to new current-cycle lows, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. Market sentiment and performance reversed course quickly, though, as the numerous and unprecedented actions from global central banks and governments sparked optimism among investors. As a result, stocks rebounded sharply in the second half of the reporting period, to finish the six months with solid gains.

On an absolute basis, all sectors and nearly every country represented in the portfolio and benchmark posted positive returns for the six-month period. Sector allocations accounted for the portfolio’s slight underperformance relative to the benchmark.

Germany Led Detractors; Italy Topped Contributors

From a regional perspective, the portfolio’s holdings in Germany detracted the most from relative results, followed by positions in France and Sweden. Stock selection was the culprit in Germany and France, while an underweight hurt relative performance in Sweden.

At the opposite end of the performance spectrum, Italy, followed by portfolio-only positions in Canada and South Korea, made the greatest contributions to relative performance. Canada’s Research In Motion (RIM), the developer of the BlackBerry wireless device, was the portfolio’s top performer for the period. Sales of the company’s touch-screen BlackBerry Storm device, RIM’s answer to Apple’s iPhone, gained traction after RIM resolved several software issues. Within our allocation to South Korea, automaker Hyundai Motor Co. drove results.

Materials Sector Lagged

The materials sector represented the portfolio’s largest performance detractor. Our underweight combined with negative stock selection in the metals and mining industry accounted for the bulk of the sector’s under-performance. Although our overweight to the consumer discretionary sector yielded positive performance, our stock selection—particularly in the textiles, apparel, and luxury goods segment—led to overall lagging results on a relative basis.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

International Growth

The portfolio’s health care sector also detracted from performance, primarily due to an overweight in the biotechnology industry and in the health care providers and services segment. In particular, our overweight positions in Switzerland-based Actelion Ltd., a biopharmaceutical company, and Germany’s Fresenius Medical Care, a provider of dialysis products and services, hurt results.

Technology, Energy Outperform

The top contributors to the portfolio’s relative performance included the information technology and energy sectors. The outperformance primarily was due to stock selection, but our allocations (overweight technology, underweight energy) also helped. In addition to the strong results from RIM, the portfolio benefited from good stock selection in the internet software and services and computer and peripherals areas.

After falling in the first half of the reporting period, oil prices skyrocketed later in the six-month period, and this helped push select energy stocks higher. Our energy stocks showed strong results, led by our overweighted position in Italy’s Saipem, an oil and gas services company.

Another leading portfolio performer was Belgium-based brewer Anheuser-Busch InBev. The company shored up its balance sheet by selling most of its stake in Tsingtao Brewery, one of China’s largest brewers; soliciting bids for its Oriental Brewing of South Korea; and cutting $1 billion from its capital expenditure budget.

Outlook

International Growth primarily invests in companies located in developed countries around the world (excluding the United States). Although we expect further volatility throughout the international stock markets, we will continue to focus on finding companies with sustainable growth characteristics and promising long-term outlooks.

International Growth

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
ENI SpA	1.9%	2.2%
Nestle SA	1.8%	2.1%
Banco Santander SA	1.8%	1.2%
BG Group plc	1.8%	2.4%
BHP Billiton Ltd.	1.7%	1.1%
Muenchener Rueckversicherungs-Gesellschaft AG	1.6%	1.6%
Saipem SpA	1.6%	1.2%
iShares MSCI Japan Index Fund	1.5%	1.7%
Vale SA Preference Shares	1.5%	0.8%
Koninklijke Ahold NV	1.4%	1.7%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Foreign Common Stocks & Rights	99.5%	99.4%
Temporary Cash Investments	0.5%	0.3%
Other Assets and Liabilities	—(1)	0.3%
(1) Category is less than 0.05% of total net assets.

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
United Kingdom	17.6%	23.1%
Japan	14.2%	14.4%
Switzerland	9.9%	9.8%
Germany	6.9%	7.2%
France	6.1%	7.2%
Italy	5.1%	4.0%
Australia	4.8%	4.3%
Spain	3.4%	4.1%
People’s Republic of China	3.3%	1.1%
South Korea	2.9%	0.4%
Canada	2.8%	3.8%
Brazil	2.7%	2.2%
Other Countries	19.8%	17.8%
Cash and Equivalents(2)	0.5%	0.6%
(2) Includes temporary cash investments and other assets and liabilities.

Performance

Global Growth

Total Returns as of May 31, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	9.18%	-37.82%	3.00%	4.26%	5.75%	12/1/98
MSCI World Free Index	10.26%	-34.83%	0.53%	-0.35%	0.46%(2)	—
Institutional Class	9.28%	-37.69%	3.22%	—	-1.09%	8/1/00
A Class(3)						2/5/99
No sales charge*	9.12%	-37.90%	2.74%	4.00%	4.48%
With sales charge*	2.92%	-41.46%	1.53%	3.38%	3.89%
B Class						12/1/05
No sales charge*	8.73%	-38.44%	—	—	-4.29%
With sales charge*	3.73%	-42.44%	—	—	-5.26%
C Class						3/1/02
No sales charge*	8.84%	-38.41%	2.00%	—	2.77%
With sales charge*	7.84%	-38.41%	2.00%	—	2.77%
R Class	9.11%	-38.17%	—	—	-1.63%	7/29/05
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 11/30/98, the date nearest the Investor Class’s inception for which data are available.
(3)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

One-Year Returns Over 10 Years
Periods ended May 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	61.77%	-15.57%	-12.17%	-13.86%	26.69%	12.61%	24.97%	24.97%	6.00%	-37.82%
MSCI World
Free Index	13.56%	-14.95%	-12.56%	-9.86%	23.60%	11.35%	17.98%	24.51%	-3.68%	-34.83%

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
1.26%	1.06%		1.51%		2.26%		2.26%		1.76%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary

Global Growth

Portfolio Managers: Keith Creveling and Brent Puff

Performance Summary

The Global Growth portfolio advanced 9.18%* for the six months ended May 31, 2009, underperforming its benchmark, the MSCI World Free Index, which gained 10.26%.

The reporting period began with stocks around the world suffering the effects of a severe global recession and financial-sector crisis. In early March, stocks plunged to new current-cycle lows, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. Market sentiment and performance reversed course quickly, though, as the numerous and unprecedented actions from global central banks and governments sparked optimism among investors. As a result, global stocks rebounded sharply in the second half of the reporting period, to finish the six months with solid gains.

Other than the utilities sector, every sector in the portfolio and benchmark showed positive absolute returns for the period.

Canada Led Detractors; U.S. Was Top Contributor

From a country perspective, the portfolio’s holdings in Canada, Spain, and Japan detracted the most from relative performance, primarily due to stock selection. In addition, we underweighted each country, which also detracted from relative results. Spain was home to the portfolio’s leading detractor, toll road operator Cintra Concesiones de Infraestructuras de Transporte. The company reported traffic declines on its roads in the U.S. and Spain and experienced funding complications and minority shareholder challenges when it explored a potential merger with its parent, Grupo Ferrovial of Spain.

The United States led all country contributors in the portfolio, followed by China and the United Kingdom. Performance in the United States was driven by overweight positions in Goldman Sachs Group and Apple Inc. Shares in Goldman Sachs advanced, as the investment company’s competitive environment improved and a boost in trading revenues bolstered the company’s bottom line. At computer and electronic device maker Apple, better-than-expected revenues and strong market enthusiasm for the iPhone’s extensive software update helped push the stock price higher.

Materials Stocks Lagged

Stock selection showed the greatest drag on relative results in the portfolio’s materials, consumer discretionary, and information technology sectors. In the materials sector, our stock selections combined with an underweight in the metals and mining industry hurt performance.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Global Growth

In the consumer discretionary sector, U.S.-based Apollo Group, an educational services company, tumbled on concerns about potential regulatory and legal changes from the U.S. Department of Education. An overweight to the information technology sector (the portfolio’s largest sector weighting) contributed positively to the portfolio’s performance, but stock selection, primarily in the software and IT services industries, detracted from results.

Energy Led All Sectors

A sharp upswing in oil prices during the second half of the reporting period helped generate strong returns in the energy sector. Our overweight positions in Saipem, an Italian oil and gas services company, and Southwestern Energy and Occidental Petroleum, U.S.-based oil and natural gas exploration companies, drove the portfolio’s energy-sector outperformance.

The portfolio’s utilities and telecommunication services sectors also contributed positively to relative performance. Specifically, an underweight in utilities, which was the smallest sector allocation in the portfolio, and favorable stock selection among wireless telecommunication providers helped drive results.

Outlook

Global Growth primarily invests in companies located in developed countries throughout the world, including the United States. We remain focused on identifying companies with the ability to grow sustainably over time. In the current environment, we are focused on identifying companies with sustainable growth characteristics, a management team focused on protecting profit margins, and a strong competitive position in the marketplace. Although we expect continued market volatility in the short term, we remain committed to identifying and exploiting attractive opportunities and helping our shareholders build value over time.

Global Growth

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Compass Group plc	2.1%	1.7%
Apple, Inc.	2.0%	1.5%
BG Group plc	1.8%	1.4%
Colgate-Palmolive Co.	1.8%	1.6%
American Tower Corp., Class A	1.8%	1.4%
Occidental Petroleum Corp.	1.8%	1.6%
Hewlett-Packard Co.	1.8%	2.1%
BHP Billiton Ltd.	1.8%	1.4%
Southwestern Energy Co.	1.8%	1.3%
Goldman Sachs Group, Inc. (The)	1.8%	—

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Domestic Common Stocks	50.4%	51.6%
Foreign Common Stocks	48.5%	47.0%
Total Equity Exposure	98.9%	98.6%
Temporary Cash Investments	0.5%	1.4%
Other Assets and Liabilities	0.6%	—(1)
(1) Category is less than 0.05% of total net assets.

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
United States	50.4%	51.6%
United Kingdom	9.7%	10.5%
Japan	6.3%	4.3%
Switzerland	4.5%	6.0%
Germany	4.4%	5.7%
Australia	3.3%	3.8%
Netherlands	3.2%	2.4%
Ireland	2.2%	0.6%
People’s Republic of China	2.0%	—
Other Countries	12.9%	13.7%
Cash and Equivalents(2)	1.1%	1.4%
(2) Includes temporary cash investments and other assets and liabilities.

Performance

Emerging Markets

Total Returns as of May 31, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	38.50%	-44.86%	11.59%	8.44%	5.88%	9/30/97
MSCI EM Growth Index(2)(3)	48.09%	-37.52%	12.60%	—	—	—
MSCI EM (Net) Index(2)(3)	48.62%	-34.36%	15.12%	10.03%	—	—
MSCI EM (Gross) Index(3)	48.86%	-34.13%	15.50%	10.34%	6.44%	—
Institutional Class	38.74%	-44.76%	11.78%	8.65%	10.95%	1/28/99
A Class(4)						5/12/99
No sales charge*	38.71%	-44.87%	11.36%	8.19%	7.88%
With sales charge*	30.69%	-48.01%	10.03%	7.56%	7.24%
B Class						9/28/07
No sales charge*	38.13%	-45.40%	—	—	-31.44%
With sales charge*	33.13%	-49.40%	—	—	-34.57%
C Class						12/18/01
No sales charge*	38.13%	-45.35%	10.47%	—	10.22%
With sales charge*	37.13%	-45.35%	10.47%	—	10.22%
R Class	38.42%	-45.13%	—	—	-31.13%	9/28/07
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

(1)	Total returns for periods less than one year are not annualized.
(2)	MSCI EM Growth Index data first available 2/1/01. MSCI EM (Net) Index data first available 12/31/98.
(3)	From September of 1997 through December 2008, the fund’s benchmark was the MSCI EM (Gross) Index. From January 2009 through
March 2009, the fund’s benchmark was the MSCI EM (Net) Index. In April of 2009, the fund’s benchmark changed from the MSCI EM (Net)
Index to the MSCI EM Growth Index. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.
(4)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class. Performance, with sales charge, prior to that date has been adjusted to reflect the A Class’s current sales charge.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

One-Year Returns Over 10 Years
Periods ended May 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	44.57%	-22.82%	-0.43%	-17.03%	41.04%	23.34%	51.35%	46.65%	14.66%	-44.86%
MSCI EM
Growth Index(1)	—	-15.45%(2)	4.13%	-8.63%	37.78%	26.82%	39.20%	38.64%	18.37%	-37.52%
MSCI EM
(Net) Index	17.64%	-21.93%	7.03%	-6.65%	40.10%	30.52%	40.41%	38.16%	21.67%	-34.36%
MSCI EM
(Gross) Index	17.75%	-21.60%	7.28%	-6.40%	40.48%	30.99%	40.90%	38.59%	22.00%	-34.13%
(1)	Since benchmark data is only available from 2/1/01, it is not included in the line chart. One year data is listed for all periods available.
(2)	Benchmark return from 2/1/01 to 5/31/01. Not annualized.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
1.82%	1.62%		2.07%		2.82%		2.82%		2.32%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includesn acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
Emerging Markets

Portfolio Manager: Patricia Ribeiro

Performance Summary

The Emerging Markets portfolio advanced 38.50%* for the six months ended May 31, 2009, underperforming its benchmark, the MSCI Emerging Markets Growth Index, which gained 48.09%.

The global economic recession and worldwide financial crisis led to plummeting returns for emerging market stocks during the first three months of the reporting period. Then, in mid-March, optimism surrounding global governments’ efforts to battle the recession and restore credit flow and economic growth helped generate a strong worldwide stock market rally.

Emerging market stocks significantly outperformed the developed markets, which, as measured by the MSCI EAFE Index, returned 15.10% for the six-month period. In particular, rising commodity prices in the second half of the reporting period helped boost performance among the natural resources-rich developing markets.

Former Laggards Led Rally

Within the MSCI Emerging Markets Growth Index, every sector and nearly every country showed double-digit gains for the period. The strong rally that propelled stocks in the second half of the reporting period was primarily driven by former market laggards. In general, these companies outperformed even the higher-quality companies that had been reporting strong earnings growth—the type of companies we tend to favor in our portfolio. This factor accounted for the bulk of the portfolio’s performance shortfall relative to the benchmark.

Korea Led Detractors; Mexico Led Contributors

From a regional perspective, the portfolio’s largest detractors to performance included South Korea (which was among the portfolio’s four largest-weighted countries), India, and Israel. In each country, stock selection primarily accounted for the portfolio’s poor relative performance.

On the positive side, Mexico, Malaysia, and an out-of-benchmark position in Singapore represented the portfolio’s leading country contributors. Stock selection drove the portfolio’s positive relative results in Mexico, while an underweight accounted for the portfolio’s better relative performance in Malaysia.

All Sectors Showed Positive Returns

On an absolute basis, all of the portfolio’s 10 sectors posted gains for the six-month period—and other than in the health care sector, all were strong double-digit gains. Relative to the benchmark, the portfolio’s information technology, materials, and energy sectors detracted from results, while its telecommunication services and utilities sectors contributed positively to relative performance.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

Emerging Markets

Our poor relative performance in the information technology sector was primarily due to portfolio-only holding Rolta India. Stock in the India-based geospatial mapping systems company plummeted in the wake of a scandal involving Indian technology outsourcing company Satyam, which falsified its financial statements. Subsequent rumors implicated Rolta, which responded with a firm denial of any wrongdoing.

In the materials sector, our stock selection and an underweight in the metals and mining industry accounted for the bulk of the lagging results. In particular, our underweight position in Brazilian iron ore miner Companhia Vale do Rio Doce detracted from performance. The company, a leading supplier to the global steel industry, said it anticipates stable demand levels from China, a large steel producer.

The portfolio’s outperformance in the telecommunication services sector was largely due to our portfolio-only position in Vivo Participacoes, a Brazil-based wireless telecommunication provider. The company reported sharp increases in its net income, revenues, and subscriber base. Stock selection in the electric utilities industry drove the strong overall performance in the portfolio’s utilities sector. In particular, the portfolio benefited from our overweight position in India’s state-owned Power Grid Corp.

Outlook

Emerging Markets primarily invests in companies located in emerging market countries. We anticipate continued volatility throughout the global financial markets is likely. As we navigate this turbulence, we will continue to focus on finding companies we believe possess sustainable growth characteristics, including the ability to grow earnings and revenues, and promising long-term outlooks.

Emerging Markets

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Petroleo Brasileiro SA ADR	4.9%	3.4%
Vale SA Preference Shares	4.3%	—
Samsung Electronics Co. Ltd.	3.5%	2.2%
China Mobile Ltd. ADR	2.6%	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%	2.1%
America Movil SAB de CV ADR, Series L	2.3%	1.2%
OAO Gazprom ADR	2.1%	2.1%
Reliance Industries Ltd.	2.1%	—
Itau Unibanco Banco Holding SA Preference Shares	2.0%	—
Hon Hai Precision Industry Co. Ltd.	1.9%	0.6%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Foreign Common Stocks	98.1%	97.7%
Temporary Cash Investments	0.8%	1.2%
Other Assets and Liabilities	1.1%	1.1%

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Brazil	16.8%	12.9%
Taiwan (Republic of China)	13.9%	7.1%
People’s Republic of China	13.7%	15.7%
South Korea	11.6%	10.6%
India	8.5%	6.5%
Russian Federation	6.7%	4.4%
South Africa	6.7%	7.5%
Hong Kong	5.2%	5.1%
Mexico	2.9%	3.1%
Other Countries	12.1%	24.8%
Cash and Equivalents*	1.9%	2.3%
* Includes temporary cash investments and other assets and liabilities.

Performance

International Value

Total Returns as of May 31, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
A Class						3/31/97
No sales charge*	14.07%	-35.62%	3.36%(2)	2.63%(2)	2.35%(2)
With sales charge*	7.59%	-39.31%	2.13%(2)	2.02%(2)	1.85%(2)
MSCI EAFE Index	15.10%	-36.61%	2.87%	1.62%	3.15%	—
Investor Class	14.37%	-35.44%	—	—	-5.72%	4/3/06
Institutional Class	14.38%	-35.31%	—	—	-5.56%	4/3/06
B Class						3/31/97
No sales charge*	13.46%	-36.12%	2.60%(2)	1.92%(2)	1.65%(2)
With sales charge*	8.46%	-40.12%	2.42%(2)	1.92%(2)	1.65%(2)
C Class						4/3/06
No sales charge*	13.59%	-36.14%	—	—	-6.70%
With sales charge*	12.59%	-36.14%	—	—	-6.70%
R Class	13.87%	-35.75%	—	—	-6.21%	4/3/06
* Sales charges include initial sales charges and contingent deferred sales charges (CDSCs), as applicable. A Class shares have a 5.75%
maximum initial sales charge for equity funds and may be subject to a maximum CDSC of 1.00%. B Class shares redeemed within six years of purchase are subject to a CDSC that declines from 5.00% during the first year after purchase to 0.00% the sixth year after purchase. C Class shares redeemed within 12 months of purchase are subject to a maximum CDSC of 1.00%. The SEC requires that mutual funds provide performance information net of maximum sales charges in all cases where charges could be applied.

International Value acquired all the net assets of the Mason Street International Equity Fund on March 31, 2006, pursuant to a plan of reorganization approved by the acquired fund’s shareholders on March 15, 2006. Performance information prior to April 1, 2006, is that of the Mason Street International Equity Fund.

(1)	Total returns for periods less than one year are not annualized.
(2)	Class returns would have been lower if fees had not been waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

One-Year Returns Over 10 Years
Periods ended May 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
A Class
(no sales charge)**	8.40%	-1.91%	-4.88%	-16.59%	30.27%	14.87%	24.74%	31.07%	-2.43%	-35.62%
MSCI EAFE Index	17.14%	-17.23%	-9.60%	-12.30%	32.66%	14.62%	28.24%	26.84%	-2.53%	-36.61%
* International Value A Class’s initial investment is $9,425 to reflect the maximum 5.75% initial sales charge.
**Class returns would have been lower if fees had not been waived.

Total Annual Fund Operating Expenses
	Institutional
Investor Class	Class		A Class		B Class		C Class		R Class
1.31%	1.11%		1.56%		2.31%		2.31%		1.81%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects A Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

Portfolio Commentary
International Value

Portfolio Managers: Gary Motyl and Guang Yang

Performance Summary

International Value returned 14.07%* for the six months ended May 31, 2009. By comparison, its benchmark, the MSCI EAFE Index, returned 15.10%.

The portfolio’s performance was indicative of a volatile period in which global financial markets generally declined through about early March, then rallied sharply to end the six months with sizable gains. In that environment, consumer discretionary shares contributed most to the portfolio’s absolute results. The fund’s utilities allocation was the only segment to detract from absolute performance in dollar terms. In terms of returns compared with the benchmark, stock selection and an underweight position meant materials shares detracted most from relative results, while holdings in the industrials sector contributed most to relative performance.

Materials Led Detractors

In the materials sector, the main source of weakness was positioning among metals and mining and paper and forest products companies. Four of the portfolio’s top-10 detractors for the six months come from these industry segments. In particular, it hurt to be underrepresented in mining conglomerates BHP Billiton and Rio Tinto, which benefited from optimism on improving global growth and a rebound from a sharp sell-off through early 2009. The two other notable detractors were overweight positions in Finnish paper-products companies UPM-Kymmene and Stora Enso Oyj. These stocks continued to struggle with issues of overcapacity, high input costs, and poor demand that have plagued the industry for some time. We like the cost and capacity cuts these firms have enacted and believe they can perform well when demand stabilizes.

Financials, Health Care Also Hurt

It also hurt relative results to be underweight financial shares, which rallied sharply since early March, and overweight health care, which lagged in the market recovery. The leading detractors were property and casualty insurer Ace Limited and Takeda Pharmaceutical, which is Japan’s largest drug maker. We consider both to be high-quality, fairly defensive-oriented shares—they held up better than the market during the sharp sell-off in 2008 and early 2009, but underperformed in the recent market rebound.

Industrials Contributed Most

The leading contribution to portfolio performance at the sector level came from stock picks in the industrials sector. The key sources of strength in the sector were overweight stakes in Shanghai Electric, Vestas Wind Systems, and Atlas Copco. Shanghai Electric is among China’s largest mechanical and electrical equipment manufacturers, and benefited from optimism on a recovery in global growth. Norwegian firm Vestas is a leading wind

* All fund returns referenced in this commentary are for A Class shares and are not reduced by sales charges. A Class shares are subject to a maximum sales charge of 5.75%. Had the sales charge been applied, returns would have been lower than those shown. Total returns for periods less than one year are not annualized.

International Value

turbine provider well positioned to benefit from the increasing demand for alternative energy sources. Swedish manufacturer Atlas, which announced cost and capacity cuts in recent months, rallied sharply with the market beginning in March.

Other Contributors

Stock picks in the consumer discretionary and information technology sectors also helped. The top contributors in these sectors were Korean car maker Hyundai Motor Co. and Chinese battery and auto manufacturer BYD, respectively. Both are seen as benefiting from the turmoil in the U.S. auto market and demand for lower-cost, more fuel-efficient vehicles.

Outlook

“Despite the volatile market and economic conditions, we remain focused on adding what we believe to be high-quality companies trading at very attractive valuations,” said portfolio manager Guang Yang. “We believe that owning such companies will generate attractive, risk-adjusted results over time compared with our benchmark and peer group.”

“Because we build the International Value portfolio stock by stock from the bottom up, the portfolio’s sector and industry selection as well as capitalization range allocations reflect where we are finding individual securities about which we have the highest conviction at a given time,” noted Yang. “As of May 31, 2009, we found opportunity in the telecommunication services and information technology sectors, the portfolio’s largest overweight positions,” he added. “We also continued to maintain our most sizable underweight positions in the financials and consumer staples sectors.”

International Value

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Nintendo Co. Ltd.	1.9%	2.4%
Sanofi-Aventis	1.9%	1.8%
Samsung Electronics Co. Ltd.	1.8%	1.5%
Telefonica SA ADR	1.8%	1.9%
Novartis AG	1.8%	2.3%
France Telecom SA	1.7%	2.0%
Royal Dutch Shell plc, Class B	1.6%	1.7%
GlaxoSmithKline plc	1.6%	1.8%
DBS Group Holdings Ltd.	1.6%	0.9%
HSBC Holdings plc	1.6%	2.1%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Foreign Common Stocks & Rights	92.9%	91.1%
Temporary Cash Investments	6.4%	8.4%
Other Assets and Liabilities	0.7%	0.5%

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
United Kingdom	16.5%	19.1%
France	9.0%	9.0%
Germany	8.2%	8.5%
Switzerland	7.9%	8.2%
Japan	6.8%	9.2%
Netherlands	5.4%	5.3%
South Korea	4.6%	4.2%
Hong Kong	4.5%	2.9%
Spain	4.5%	4.4%
People’s Republic of China	3.9%	2.3%
Brazil	3.2%	1.7%
Taiwan (Republic of China)	2.6%	2.3%
Other Countries	15.8%	14.0%
Cash and Equivalents*	7.1%	8.9%
* Includes temporary cash investments and other assets and liabilities.

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/08	5/31/09	12/1/08 – 5/31/09	Expense Ratio*
International Growth
Actual
Investor Class	$1,000	$1,150.50	$7.56	1.41%
Institutional Class	$1,000	$1,150.90	$6.49	1.21%
A Class	$1,000	$1,148.20	$8.89	1.66%
B Class	$1,000	$1,144.70	$12.89	2.41%
C Class	$1,000	$1,144.10	$12.88	2.41%
R Class	$1,000	$1,148.30	$10.23	1.91%
Hypothetical
Investor Class	$1,000	$1,017.90	$7.09	1.41%
Institutional Class	$1,000	$1,018.90	$6.09	1.21%
A Class	$1,000	$1,016.65	$8.35	1.66%
B Class	$1,000	$1,012.91	$12.09	2.41%
C Class	$1,000	$1,012.91	$12.09	2.41%
R Class	$1,000	$1,015.41	$9.60	1.91%
Global Growth
Actual
Investor Class	$1,000	$1,091.80	$6.57	1.26%
Institutional Class	$1,000	$1,092.80	$5.53	1.06%
A Class	$1,000	$1,091.20	$7.87	1.51%
B Class	$1,000	$1,087.30	$11.76	2.26%
C Class	$1,000	$1,088.40	$11.77	2.26%
R Class	$1,000	$1,091.10	$9.18	1.76%
Hypothetical
Investor Class	$1,000	$1,018.65	$6.34	1.26%
Institutional Class	$1,000	$1,019.65	$5.34	1.06%
A Class	$1,000	$1,017.40	$7.59	1.51%
B Class	$1,000	$1,013.66	$11.35	2.26%
C Class	$1,000	$1,013.66	$11.35	2.26%
R Class	$1,000	$1,016.16	$8.85	1.76%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/08	5/31/09	12/1/08 – 5/31/09	Expense Ratio*
Emerging Markets
Actual
Investor Class	$1,000	$1,385.00	$10.76	1.81%
Institutional Class	$1,000	$1,387.40	$9.58	1.61%
A Class	$1,000	$1,387.10	$12.26	2.06%
B Class	$1,000	$1,381.30	$16.68	2.81%
C Class	$1,000	$1,381.30	$16.68	2.81%
R Class	$1,000	$1,384.20	$13.73	2.31%
Hypothetical
Investor Class	$1,000	$1,015.91	$9.10	1.81%
Institutional Class	$1,000	$1,016.90	$8.10	1.61%
A Class	$1,000	$1,014.66	$10.35	2.06%
B Class	$1,000	$1,010.92	$14.09	2.81%
C Class	$1,000	$1,010.92	$14.09	2.81%
R Class	$1,000	$1,013.41	$11.60	2.31%
International Value
Actual
Investor Class	$1,000	$1,143.70	$6.95	1.30%
Institutional Class	$1,000	$1,143.80	$5.88	1.10%
A Class	$1,000	$1,140.70	$8.27	1.55%
B Class	$1,000	$1,134.60	$12.24	2.30%
C Class	$1,000	$1,135.90	$12.25	2.30%
R Class	$1,000	$1,138.70	$9.60	1.80%
Hypothetical
Investor Class	$1,000	$1,018.45	$6.54	1.30%
Institutional Class	$1,000	$1,019.45	$5.54	1.10%
A Class	$1,000	$1,017.20	$7.80	1.55%
B Class	$1,000	$1,013.46	$11.55	2.30%
C Class	$1,000	$1,013.46	$11.55	2.30%
R Class	$1,000	$1,015.96	$9.05	1.80%
* Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

Schedule of Investments
International Growth

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 99.5%			LVMH Moet Hennessy
			Louis Vuitton SA	39,820	$ 3,310,475
AUSTRALIA — 4.8%			Publicis Groupe	104,580	3,395,598
BHP Billiton Ltd.	793,564	$ 22,294,517	Total SA	329,256	19,058,499
Commonwealth					80,986,316
Bank of Australia	279,210	7,935,846
CSL Ltd.	571,362	13,379,710	GERMANY — 6.9%
Origin Energy Ltd.	498,010	5,911,307	Allianz SE	87,320	8,608,052
Rio Tinto Ltd.	115,034	6,006,809	BASF SE	283,290	11,963,280
Wesfarmers Ltd.	474,640	8,150,958	Bayer AG	98,950	5,634,379
		63,679,147	Daimler AG	152,700	5,600,363
BELGIUM — 1.2%			Deutsche Boerse AG	149,760	13,075,602
			Fresenius Medical
Anheuser-Busch InBev NV	457,077	16,155,379	Care AG & Co. KGaA	315,663	13,230,438
BERMUDA — 0.3%			Muenchener
Seadrill Ltd.	269,140	3,955,440	Rueckversicherungs-
BRAZIL — 2.7%			Gesellschaft AG	150,080	21,057,594
Vale SA Preference Shares	1,204,000	19,868,815	SAP AG	178,220	7,672,440
Petroleo Brasileiro SA ADR	179,930	7,922,318	Wacker Chemie AG	42,310	5,296,193
Redecard SA	565,700	8,165,216			92,138,341
		35,956,349	GREECE — 1.3%
CANADA — 2.8%			National Bank
Canadian National			of Greece SA(1)	626,201	17,331,515
Railway Co.	229,150	9,862,843	HONG KONG — 1.2%
EnCana Corp.	154,514	8,564,711	Hang Seng Bank Ltd.	205,300	2,950,140
Precision Drilling Trust	240,480	1,407,527	Li & Fung Ltd.	2,098,000	5,645,001
Research In Motion Ltd.(1)	222,640	17,508,409	Link Real Estate
		37,343,490	Investment Trust (The)	3,909,000	7,688,865
CZECH REPUBLIC — 0.2%					16,284,006
CEZ AS	72,340	3,268,198	INDIA — 1.3%
DENMARK — 1.7%			Housing Development
			Finance Corp. Ltd.	90,848	4,208,544
Novo Nordisk A/S B Shares	231,099	12,034,037	ICICI Bank Ltd. ADR	185,880	5,788,303
Vestas Wind Systems A/S(1)	145,980	10,682,286
		22,716,323	Larsen & Toubro Ltd.	230,300	6,862,543
					16,859,390
FINLAND — 0.6%			INDONESIA — 0.1%
Nokia Oyj	480,620	7,361,285	PT Bank Rakyat Indonesia	3,307,000	2,019,144
FRANCE — 6.1%			IRELAND — 2.4%
Air Liquide SA	95,170	8,852,845	CRH plc	380,722	9,017,270
ALSTOM SA	75,410	4,790,220	Experian plc	1,945,850	14,409,077
BNP Paribas	237,230	16,493,082	Ryanair Holdings plc ADR(1)	274,314	7,988,024
Cie Generale des					31,414,371
Etablissements Michelin,
Class B	178,920	10,881,871	ISRAEL — 0.9%
Cie Generale d’Optique			Teva Pharmaceutical
Essilor International SA	71,550	3,296,155	Industries Ltd. ADR	257,620	11,943,263
Danone SA	90,608	4,514,736	ITALY — 5.1%
Legrand SA(1)	301,830	6,392,835	ENI SpA	1,038,969	25,151,105
			Intesa Sanpaolo SpA(1)	3,387,160	12,253,007

International Growth

	Shares	Value		Shares	Value
Luxottica Group SpA(1)	118,630	$ 2,470,293	NETHERLANDS — 2.0%
Saipem SpA	809,344	20,668,433	ASML Holding NV	201,410	$ 4,155,209
Snam Rete Gas SpA	1,831,824	7,933,539	Koninklijke Ahold NV	1,581,870	19,183,147
		68,476,377	Koninklijke KPN NV	249,540	3,282,910
JAPAN — 14.2%					26,621,266
Benesse Corp.	246,100	10,345,302	PEOPLE’S REPUBLIC OF CHINA — 3.3%
Central Japan Railway Co.	1,181	7,568,690	Baidu, Inc. ADR(1)	15,140	3,996,203
Daikin Industries Ltd.	83,600	2,584,304	China Merchants Bank Co.
FAST RETAILING CO. LTD.	54,700	6,498,885	Ltd. H Shares	4,526,600	9,277,384
Honda Motor Co. Ltd.	562,100	16,316,719	Ctrip.com International
HOYA Corp.	345,900	7,246,487	Ltd. ADR	140,570	5,756,342
			iShares FTSE/Xinhua China
iShares MSCI Japan			25 Index Fund	140,930	5,262,326
Index Fund	2,146,420	20,111,955
Japan Steel			NetEase.com, Inc. ADR(1)	174,330	6,028,331
Works Ltd. (The)	902,000	11,783,563	Shanda Interactive
			Entertainment Ltd. ADR(1)	49,820	2,870,629
Kurita Water Industries Ltd.	181,300	5,024,800
Mitsubishi Corp.	721,000	13,682,985	Tencent Holdings Ltd.	940,600	10,535,681
Mitsubishi Estate Co. Ltd.	432,000	7,123,704			43,726,896
Mitsubishi UFJ			SINGAPORE — 0.6%
Financial Group, Inc.	1,798,800	11,350,990	United Overseas Bank Ltd.	779,000	7,706,989
Murata Manufacturing			SOUTH KOREA — 2.9%
Co. Ltd.	142,400	6,091,285	Hyundai Motor Co.	225,450	12,550,857
Nidec Corp.	114,200	6,567,029	KB Financial Group, Inc.(1)	88,790	2,879,654
Nintendo Co. Ltd.	9,400	2,553,730	POSCO	22,840	7,656,370
Nitori Co. Ltd.	178,750	10,845,882	Samsung
Rakuten, Inc.	26,040	14,320,492	Electronics Co. Ltd.	35,810	16,056,383
SMC Corp.	55,600	5,943,505			39,143,264
SOFTBANK CORP.	438,200	8,007,740	SPAIN — 3.4%
Sony Financial Holdings, Inc.	2,270	6,634,240	Banco Santander SA	2,234,292	24,088,724
Terumo Corp.	82,100	3,449,866	Indra Sistemas SA	261,340	5,955,544
Unicharm Corp.	84,900	5,931,313	Telefonica SA	686,930	14,838,751
		189,983,466			44,883,019
LUXEMBOURG — 1.5%			SWEDEN — 0.6%
Millicom International			Electrolux AB, Series B(1)	249,050	3,184,280
Cellular SA(1)	166,967	10,134,897	H & M Hennes & Mauritz AB
SES SA Fiduciary			B Shares	100,620	4,805,878
Depositary Receipt	469,509	9,394,896			7,990,158
		19,529,793	SWITZERLAND — 9.9%
MEXICO — 0.3%			ABB Ltd.(1)	402,565	6,634,798
America Movil, SAB de CV			Actelion Ltd.(1)	94,850	4,906,871
ADR, Series L	119,140	4,566,636
			Adecco SA	233,510	10,189,247
MULTI-NATIONAL — 1.4%
			Credit Suisse Group AG	346,930	15,525,542
iShares MSCI EAFE
Growth Index Fund	70,568	3,333,633	Julius Baer Holding AG	313,820	13,371,346
iShares MSCI EAFE			Lonza Group AG	47,070	4,866,798
Index Fund	70,460	3,339,804	Nestle SA	671,990	24,419,105
iShares MSCI Emerging			Novartis AG	405,010	16,192,804
Markets Index Fund	343,820	11,435,453	Roche Holding AG	118,369	16,152,809
		18,108,890

International Growth

	Shares	Value		Shares	Value
SGS SA	3,710	$ 4,643,787	Temporary Cash Investments — 0.5%
Syngenta AG	61,742	15,030,779	JPMorgan U.S. Treasury
		131,933,886	Plus Money Market Fund
TAIWAN (REPUBLIC OF CHINA) — 1.5%			Agency Shares	94,422	$ 94,422
AU Optronics Corp. ADR	776,257	8,065,310	Repurchase Agreement, Goldman Sachs
Taiwan Semiconductor			Group, Inc., (collateralized by various U.S.
Manufacturing Co. Ltd. ADR	764,520	8,363,849	Treasury obligations, 4.75%, 2/15/37, valued
			at $7,364,173), in a joint trading account
Wistron Corp.	2,326,000	3,696,328	at 0.10%, dated 5/29/09, due 6/1/09
		20,125,487	(Delivery value $7,200,060)		7,200,000
TURKEY — 0.7%			TOTAL TEMPORARY
Turkiye Garanti			CASH INVESTMENTS
Bankasi AS(1)	3,590,220	9,089,743	(Cost $7,294,422)		7,294,422
UNITED KINGDOM — 17.6%			TOTAL INVESTMENT
Admiral Group plc	686,017	9,577,880	SECURITIES — 100.0%
			(Cost $1,149,137,698)		1,333,427,444
AMEC plc	375,180	4,103,349
			OTHER ASSETS AND LIABILITIES(2)		(95,687)
AstraZeneca plc	255,880	10,666,539
			TOTAL NET ASSETS — 100.0%		$1,333,331,757
Autonomy Corp. plc(1)	268,483	6,726,202
Barclays plc	1,137,780	5,485,040	Market Sector Diversification
BG Group plc	1,279,079	23,440,652
British American			(as a % of net assets)
Tobacco plc	296,028	8,086,468	Financials		20.6%
British Sky			Consumer Discretionary		13.4%
Broadcasting Group plc	1,621,060	11,695,173	Industrials		10.9%
Cadbury plc	148,980	1,302,178	Information Technology		9.9%
Capita Group plc (The)	1,099,100	12,750,281	Health Care		9.4%
Carnival plc	359,900	9,374,359	Energy		9.0%
Cobham plc	1,308,106	3,786,170	Consumer Staples		9.0%
Compass Group plc	2,063,140	11,939,545	Materials		8.0%
GlaxoSmithKline plc	541,592	9,128,907	Telecommunication Services		3.9%
HSBC Holdings plc	1,839,791	16,539,476	Diversified		3.2%
Intercontinental			Utilities		2.2%
Hotels Group plc	364,660	3,885,200	Cash and Equivalents*		0.5%
Kingfisher plc	3,126,160	9,025,164
			*Includes temporary cash investments and other assets and liabilities.
Man Group plc	699,287	2,769,720
Next plc	135,020	3,212,038	Notes to Schedule of Investments
Reckitt Benckiser Group plc	358,023	15,530,776	ADR = American Depositary Receipt
Reed Elsevier plc	16,283	132,184	EAFE = Europe, Australasia, and Far East
Scottish & Southern			FTSE = Financial Times Stock Exchange
Energy plc	982,877	18,562,457	MSCI = Morgan Stanley Capital International
Standard Chartered plc	297,482	6,075,730	(1) Non-income producing.
Tesco plc	2,800,599	16,594,169	(2)	Category is less than 0.05% of total net assets.
TUI Travel plc	958,640	3,881,459
Vodafone Group plc	5,613,530	10,564,079
		234,835,195	See Notes to Financial Statements.
TOTAL COMMON STOCKS
(Cost $1,141,843,276)		1,326,133,022

Global Growth

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 98.9%			JAPAN — 6.3%
AUSTRALIA — 3.3%			FamilyMart Co. Ltd.	40,900	$ 1,203,953
			Murata Manufacturing
BHP Billiton Ltd.	226,080	$ 6,351,528	Co. Ltd.	44,400	1,899,249
CSL Ltd.	236,575	5,539,929	Nidec Corp.	38,100	2,190,926
		11,891,457	Nintendo Co. Ltd.	11,300	3,069,909
BERMUDA — 0.9%			Nitori Co. Ltd.	28,100	1,705,003
Accenture Ltd., Class A	108,320	3,242,018	Rakuten, Inc.	7,442	4,092,669
BRAZIL — 1.5%			SMC Corp.	26,800	2,864,855
Petroleo Brasileiro SA ADR	88,200	3,883,446	Toyota Motor Corp.	136,300	5,460,159
Redecard SA	108,800	1,570,401			22,486,723
		5,453,847	LUXEMBOURG — 1.5%
CANADA — 0.9%			SES SA Fiduciary
Research In Motion Ltd.(1)	38,560	3,032,358	Depositary Receipt	263,448	5,271,606
DENMARK — 1.5%			NETHERLANDS — 3.2%
Vestas Wind Systems A/S(1)	71,791	5,253,404	Koninklijke Ahold NV	499,910	6,062,348
FRANCE — 1.6%			Koninklijke KPN NV	418,290	5,502,959
Pernod-Ricard SA	40,400	2,524,980			11,565,307
Total SA	58,100	3,363,033	PEOPLE’S REPUBLIC OF CHINA — 2.0%
		5,888,013	NetEase.com, Inc. ADR(1)	66,470	2,298,533
GERMANY — 4.4%			Shanda Interactive
BASF SE	44,140	1,864,023	Entertainment Ltd. ADR(1)	21,470	1,237,101
Deutsche Boerse AG	47,030	4,106,207	Tencent Holdings Ltd.	325,600	3,647,053
Fresenius Medical Care					7,182,687
AG & Co. KGaA	87,300	3,659,020	SOUTH KOREA — 0.6%
Muenchener			Samsung
Rueckversicherungs-			Electronics Co. Ltd.	4,580	2,053,567
Gesellschaft AG	44,320	6,218,501	SWITZERLAND — 4.5%
		15,847,751	Adecco SA	83,800	3,656,627
GREECE — 1.5%			Julius Baer Holding AG	84,120	3,584,213
National Bank			Lonza Group AG	23,730	2,453,561
of Greece SA(1)	197,196	5,457,841
HONG KONG — 0.4%			Novartis AG	72,850	2,912,633
Link Real Estate			Roche Holding AG	25,990	3,546,634
Investment Trust (The)	739,000	1,453,587			16,153,668
INDIA — 0.5%			UNITED KINGDOM — 9.7%
Bharat Heavy Electricals Ltd.	37,480	1,739,310	Admiral Group plc	125,070	1,746,175
IRELAND — 2.2%			BG Group plc	355,940	6,523,026
CRH plc	199,332	4,650,087	British Sky Broadcasting
Experian plc	452,860	3,353,442	Group plc	247,550	1,785,955
		8,003,529	Capita Group plc (The)	352,089	4,084,464
ISRAEL — 0.5%			Carnival plc	30,080	783,497
Teva Pharmaceutical			Compass Group plc	1,317,570	7,624,876
Industries Ltd. ADR	39,940	1,851,618	Man Group plc	454,890	1,801,718
ITALY — 1.5%			Reckitt Benckiser Group plc	131,085	5,686,371
Saipem SpA	140,100	3,577,771	Standard Chartered plc	160,410	3,276,191
Snam Rete Gas SpA	404,860	1,753,429	Vodafone Group plc	811,760	1,527,648
		5,331,200			34,839,921

Global Growth

	Shares	Value		Shares	Value
UNITED STATES — 50.4%			United Parcel Service, Inc.,
3M Co.	84,310	$ 4,814,101	Class B	77,650	$ 3,971,021
Abbott Laboratories	130,770	5,892,496	Wal-Mart Stores, Inc.	69,690	3,466,381
Air Products			Weatherford
& Chemicals, Inc.	52,490	3,400,302	International Ltd.(1)	91,790	1,900,053
Allergan, Inc.	71,860	3,171,182	Western Union Co. (The)	201,620	3,554,561
American Express Co.	223,100	5,544,035	XTO Energy, Inc.	78,840	3,371,987
American Tower Corp.,					180,972,289
Class A(1)	203,770	6,494,150	TOTAL COMMON STOCKS
Apollo Group, Inc., Class A(1)	48,450	2,863,395	(Cost $343,675,283)		354,971,701
Apple, Inc.(1)	53,140	7,216,943	Temporary Cash Investments — 0.5%
Applied Materials, Inc.	95,860	1,079,384	JPMorgan U.S. Treasury
Bank of New York			Plus Money Market Fund
Mellon Corp. (The)	110,290	3,063,856	Agency Shares	96,564	96,564
Baxter International, Inc.	51,220	2,621,952	Repurchase Agreement, Bank of America
Becton, Dickinson & Co.	31,360	2,122,445	Securities, LLC, (collateralized by various
			U.S. Treasury obligations, 1.375%, 2/15/12,
Carnival Corp.	40,760	1,036,934	valued at $1,635,058), in a joint trading
Celgene Corp.(1)	38,630	1,631,731	account at 0.12%, dated 5/29/09, due
Charles Schwab Corp. (The)	157,020	2,763,552	6/1/09 (Delivery value $1,600,016)		1,600,000
Chevron Corp.	63,530	4,235,545	TOTAL TEMPORARY
			CASH INVESTMENTS
Cisco Systems, Inc.(1)	318,220	5,887,070	(Cost $1,696,564)		1,696,564
Coach, Inc.(1)	141,870	3,726,925	TOTAL INVESTMENT
Colgate-Palmolive Co.	98,630	6,504,648	SECURITIES — 99.4%
CVS/Caremark Corp.	121,540	3,621,892	(Cost $345,371,847)		356,668,265
Danaher Corp.	70,160	4,234,156	OTHER ASSETS
DIRECTV			AND LIABILITIES — 0.6%		2,129,123
Group, Inc. (The)(1)	258,640	5,819,400	TOTAL NET ASSETS — 100.0%		$358,797,388
Discovery Communications,
Inc., Class A(1)	170,560	3,829,072	Market Sector Diversification
Fidelity National Financial,			(as a % of net assets)
Inc., Class A	185,578	2,586,957	Information Technology		17.8%
Gap, Inc. (The)	210,080	3,749,928	Consumer Discretionary		15.4%
Goldman Sachs			Financials		14.6%
Group, Inc. (The)	43,540	6,294,578
			Health Care		11.3%
Google, Inc., Class A(1)	12,900	5,382,267
			Energy		11.0%
Hewlett-Packard Co.	185,300	6,365,055	Industrials		11.0%
Hudson City Bancorp., Inc.	231,320	2,967,836	Consumer Staples		8.1%
MasterCard, Inc., Class A	19,920	3,512,494	Telecommunication Services		4.6%
McDonald’s Corp.	64,580	3,809,574	Materials		4.6%
MetroPCS
Communications, Inc.(1)	179,560	3,075,863	Utilities		0.5%
Occidental Petroleum Corp.	95,020	6,376,792	Cash and Equivalents*		1.1%
Oracle Corp.	313,770	6,146,754	*Includes temporary cash investments and other assets and liabilities.

priceline.com, Inc.(1)	33,650	3,705,202	Notes to Schedule of Investments
QUALCOMM, Inc.	50,430	2,198,244	ADR = American Depositary Receipt
Southwestern Energy Co.(1)	145,635	6,330,753	(1) Non-income producing.
St. Jude Medical, Inc.(1)	132,300	5,162,346
Union Pacific Corp.	110,990	5,468,477	See Notes to Financial Statements.

Emerging Markets

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 98.1%			INDONESIA — 2.3%
BRAZIL — 16.8%			PT Bank Rakyat Indonesia	6,691,500	$ 4,085,607
ALL-America Latina			PT Bumi Resources Tbk	18,598,500	3,556,550
Logistica SA	450,100	$ 2,626,117	PT Perusahaan Gas Negara	14,040,500	3,941,432
Banco Bradesco SA					11,583,589
Preference Shares	400,000	6,072,373	ISRAEL — 1.0%
Global Village Telecom			Teva Pharmaceutical
Holding SA(1)	232,900	3,919,150	Industries Ltd. ADR	104,264	4,833,679
Itau Unibanco Banco Holding			LUXEMBOURG — 0.8%
SA Preference Shares	619,799	10,032,831	Evraz Group SA GDR	162,636	3,853,329
Natura Cosmeticos SA	246,400	3,175,800	MALAYSIA — 1.2%
Net Servicos de			Bumiputra - Commerce
Comunicacao SA			Holdings Bhd	1,593,500	3,902,266
Preference Shares(1)	124,000	1,228,908
			Kuala Lumpur Kepong Bhd	590,000	1,947,471
Petroleo Brasileiro SA ADR	556,055	24,483,102			5,849,737
Redecard SA	142,200	2,052,490	MEXICO — 2.9%
Vale SA Preference Shares	1,306,500	21,560,304	America Movil SAB de CV
Vivo Particpacoes SA ADR	197,055	3,974,599	ADR, Series L	292,618	11,216,048
Votorantim Celulose e Papel			Grupo Financiero Banorte,
SA Preference Shares(1)	372,100	4,434,715	SAB de CV	1,291,036	3,038,424
		83,560,389			14,254,472
CZECH REPUBLIC — 0.5%			PANAMA — 0.1%
CEZ AS	52,335	2,364,407	Copa Holdings SA, Class A	21,744	757,126
HONG KONG — 5.2%			PEOPLE’S REPUBLIC OF CHINA — 13.7%
China Mobile Ltd. ADR	268,073	13,191,872	Agile Property Holdings Ltd.	2,916,000	3,622,645
China Overseas Land &			Asia Cement China
Investment Ltd.	1,824,000	3,857,361	Holdings Corp.(1)	6,293,500	5,039,805
China Resources Land Ltd.	1,128,000	2,642,303	Bank of China Ltd.	6,521,000	2,936,306
CNOOC Ltd.	4,704,000	6,218,667	BYD Co. Ltd. H Shares(1)	645,000	2,582,868
		25,910,203	Changyou.com Ltd. ADR(1)	57,092	1,878,327
HUNGARY — 0.6%			China Construction Bank
OTP Bank plc(1)	167,322	2,980,474	Corp. H Shares	4,848,000	3,163,716
INDIA — 8.5%			China High Speed
Bank of Baroda	294,266	2,743,835	Transmission Equipment
Bharat Heavy Electricals Ltd.	83,179	3,860,035	Group Co. Ltd.	2,797,000	5,932,756
Grasim Industries Ltd.	74,927	3,346,603	China Life Insurance Co. Ltd.
			H Shares	2,480,000	9,072,812
HDFC Bank Ltd.(1)	149,095	4,577,704
			China National Building
ICICI Bank Ltd.	246,818	3,885,126	Material Co. Ltd. H Shares	1,284,000	2,814,539
Infosys Technologies Ltd.	117,264	4,010,923	China Shenhua Energy Co.
JSW Steel Ltd.(1)	313,637	3,688,885	Ltd. H Shares	1,089,000	3,635,778
Maruti Suzuki India Ltd.	118,461	2,585,890	China Zhongwang
Power Grid Corp.			Holdings Ltd.(1)	1,261,600	1,163,590
of India Ltd.	566,223	1,387,922	Foxconn International
			Holdings Ltd.(1)	1,713,000	1,228,266
Reliance Industries Ltd.(1)	212,871	10,275,073	Guangzhou R&F Properties
Sesa Goa Ltd.	641,278	2,255,643	Co. Ltd. H Shares	1,270,000	2,907,748
		42,617,639

Emerging Markets

	Shares	Value		Shares	Value
Industrial & Commercial			LG Electronics, Inc.	75,159	$ 7,247,982
Bank of China Ltd. H Shares	11,873,000	$ 7,503,198	MegaStudy Co. Ltd.	13,178	2,353,330
Ping An Insurance Group Co.			NHN Corp.(1)	27,629	4,403,202
of China Ltd. H Shares	350,000	2,437,553
Sino-Ocean Land			POSCO	12,282	4,117,143
Holdings Ltd.	2,532,000	2,602,212	Samsung Electronics
			Co. Ltd.	38,852	17,420,346
Tencent Holdings Ltd.	638,600	7,152,973	Shinhan Financial
Zhuzhou CSR Times Electric			Group Co. Ltd.(1)	116,980	2,979,611
Co. Ltd. H Shares	1,663,000	2,439,399			57,938,290
		68,114,491
			TAIWAN (REPUBLIC OF CHINA) — 13.9%
PERU — 1.0%
			Acer, Inc.	799,000	1,457,914
Credicorp Ltd.	81,698	4,919,854
			Asia Cement Corp.	2,791,673	3,159,471
POLAND — 0.5%
			AU Optronics Corp.	4,307,000	4,475,798
KGHM Polska Miedz SA	105,671	2,330,193
			Catcher Technology Co. Ltd.	1,013,000	2,888,195
RUSSIAN FEDERATION — 6.7%			Cathay Financial
CTC Media, Inc.(1)	493,551	4,891,090	Holding Co. Ltd.	2,081,000	3,404,258
OAO Gazprom ADR	443,717	10,422,856	Hon Hai Precision
OAO LUKOIL	114,937	6,035,575	Industry Co. Ltd.	2,535,200	9,652,406
Sberbank	4,113,848	5,873,072	HTC Corp.	282,000	4,570,393
Vimpel-Communications			Huaku Development Co. Ltd.	1,101,000	3,018,250
ADR(1)	234,827	3,066,841	Hung Poo Real Estate
Wimm-Bill-Dann Foods			Development Corp.	1,667,000	2,584,274
OJSC ADR(1)	62,621	3,372,767	MediaTek, Inc.	348,350	4,329,173
		33,662,201	Shin Zu Shing Co. Ltd.	636,000	3,060,776
SINGAPORE — 0.7%			Taiwan Fertilizer Co. Ltd.	1,006,000	3,235,857
Wilmar International Ltd.	1,061,000	3,620,874	Taiwan Semiconductor
SOUTH AFRICA — 6.7%			Manufacturing Co. Ltd.	6,260,100	11,750,373
Aspen Pharmacare			U-Ming Marine
Holdings Ltd.(1)	552,529	3,334,675	Transport Corp.	1,327,000	2,764,161
Gold Fields Ltd. ADR	182,720	2,481,338	Wistron Corp.	3,938,000	6,258,013
Harmony Gold			Yuanta Financial
Mining Co. Ltd.(1)	231,598	2,819,092	Holding Co. Ltd.	3,400,000	2,552,578
Impala Platinum					69,161,890
Holdings Ltd.	272,442	6,622,237	THAILAND — 0.9%
MTN Group Ltd.	391,264	5,705,634	Banpu Public Co. Ltd. NVDR	234,800	2,180,218
Naspers Ltd. N Shares	220,566	5,303,121	Kasikornbank PCL	1,507,500	2,598,365
Netcare Ltd.(1)	1,905,448	2,388,581			4,778,583
Sasol Ltd.	121,665	4,600,725	TURKEY — 1.9%
		33,255,403	Turk Hava Yollari AO	462,874	2,694,068
SOUTH KOREA — 11.6%			Turkiye Garanti
CJ Internet Corp.	235,691	3,492,692	Bankasi AS(1)	2,648,560	6,705,642
Hyundai Development Co.	92,090	3,027,704			9,399,710
Hyundai Engineering &			UNITED KINGDOM — 0.6%
Construction Co. Ltd.	71,870	3,711,360	Antofagasta plc	285,841	2,952,974
Hyundai Mobis	55,874	5,290,007	TOTAL COMMON STOCKS
Hyundai Motor Co.	69,964	3,894,913	(Cost $399,179,312)		488,699,507

Emerging Markets

Value
Temporary Cash Investments — 0.8%
Repurchase Agreement, Bank of America
Securities, LLC, (collateralized by various
U.S. Treasury obligations, 1.375%, 2/15/12,
valued at $4,189,835), in a joint trading
account at 0.12%, dated 5/29/09, due
6/1/09 (Delivery value $4,100,041)
(Cost $4,100,000)	$ 4,100,000
TOTAL INVESTMENT
SECURITIES — 98.9%
(Cost $403,279,312)	492,799,507
OTHER ASSETS
AND LIABILITIES — 1.1%	5,429,819
TOTAL NET ASSETS — 100.0%	$498,229,326

Market Sector Diversification
(as a % of net assets)
Financials	23.8%
Information Technology	16.9%
Materials	15.2%
Energy	14.3%
Telecommunication Services	8.3%
Consumer Discretionary	7.3%
Industrials	6.2%
Consumer Staples	2.4%
Health Care	2.1%
Utilities	1.6%
Cash and Equivalents*	1.9%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments
ADR = American Depositary Receipt
GDR = Global Depositary Receipt
NVDR = Non-Voting Depositary Receipt
OJSC = Open Joint Stock Company
(1) Non-income producing.

See Notes to Financial Statements.

International Value

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 92.9%			HONG KONG — 4.5%
AUSTRALIA — 2.4%			Cheung Kong Holdings Ltd.	54,300	$ 673,311
Alumina Ltd.	553,580	$ 607,342	China Mobile Ltd.	43,500	426,208
Australia & New Zealand			Hutchison Whampoa Ltd.	56,900	400,165
Banking Group Ltd.	4,630	59,562	Swire Pacific Ltd. A Shares	40,500	405,947
National Australia Bank Ltd.	26,912	478,614	Swire Pacific Ltd. B Shares	146,000	272,200
		1,145,518			2,177,831
AUSTRIA — 0.5%			ISRAEL — 1.0%
Telekom Austria AG	16,860	260,403	Check Point Software
			Technologies(1)	19,490	455,092
BRAZIL — 3.2%
Empresa Brasileira de			ITALY — 2.0%
Aeronautica SA ADR	18,780	360,200	ENI SpA	21,370	517,320
Petroleo Brasileiro SA ADR	11,580	509,867	Mediaset SpA	26,230	154,636
Vale SA ADR			UniCredit SpA(1)	107,195	281,862
Preference Shares	41,720	677,116			953,818
		1,547,183	JAPAN — 6.8%
DENMARK — 1.1%			FUJIFILM Holdings Corp.	10,200	294,837
Vestas Wind Systems A/S(1)	6,874	503,014	Mabuchi Motor Co. Ltd.	6,600	329,685
FINLAND — 0.8%			Mitsubishi UFJ Financial
Stora Enso Oyj R Shares(1)	34,110	204,663	Group, Inc.	22,000	138,827
UPM-Kymmene Oyj	20,660	193,700	Mitsubishi UFJ Financial
		398,363	Group, Inc., ADR	9,000	57,060
FRANCE — 9.0%			Nintendo Co. Ltd.	3,400	923,689
			Nippon Telegraph &
Accor SA	4,160	185,119	Telephone Corp.	10,100	419,844
AXA SA	24,219	453,534	Nomura Holdings, Inc.	17,600	132,965
Cie Generale des			Olympus Corp.	11,900	234,288
Etablissements Michelin,
Class B	8,110	493,248	Sony Corp.	12,300	322,623
Electricite de France	6,680	350,245	Takeda Pharmaceutical
France Telecom SA	33,620	822,054	Co. Ltd.	10,600	420,384
GDF Suez	11,844	466,934			3,274,202
Sanofi-Aventis	14,343	913,731	MEXICO — 1.3%
			Telefonos de Mexico
Suez Environnement SA	3,105	56,446	SAB de CV ADR	22,820	379,040
Total SA	3,880	224,588	Telmex Internacional
Vivendi	14,190	374,620	SAB de CV ADR	22,820	256,725
		4,340,519			635,765
GERMANY — 8.2%			NETHERLANDS — 5.4%
BASF SE	8,620	364,021	Akzo Nobel NV	4,410	205,536
Bayerische Motoren			ING Groep NV CVA	27,040	288,388
Werke AG	15,080	543,495	Koninklijke Philips
Deutsche Post AG	42,330	585,570	Electronics NV	23,417	441,338
E.ON AG	20,850	737,200	Reed Elsevier NV	29,199	352,452
Merck KGaA	6,980	672,101	Royal Dutch Shell plc,
SAP AG	11,810	508,425	Class B	28,585	777,301
Siemens AG ADR	7,490	550,066	SBM Offshore NV	24,119	409,933
		3,960,878	Wolters Kluwer NV	5,240	99,536
					2,574,484

International Value

	Shares	Value		Shares	Value
NORWAY — 1.1%			Novartis AG	21,250	$ 849,601
Telenor ASA(1)	62,970	$ 532,435	Roche Holding AG	2,940	401,197
PEOPLE’S REPUBLIC OF CHINA — 3.9%			Swiss Reinsurance	9,307	304,358
BYD Co. Ltd. H Shares(1)	145,000	580,645	UBS AG(1)	20,605	311,517
China Shenhua Energy Co.					3,802,005
Ltd. H Shares	63,500	212,004	TAIWAN (REPUBLIC OF CHINA) — 2.6%
China Telecom Corp. Ltd.			Chunghwa Telecom Co.,
H Shares	824,000	391,255	Ltd. ADR	9,356	177,857
Shanghai Electric Group Co.			Compal Electronics, Inc.	303,592	258,531
Ltd. H Shares	1,422,000	677,173	Lite-On Technology Corp.	149,476	132,759
		1,861,077	Taiwan Semiconductor
PORTUGAL — 0.7%			Manufacturing Co. Ltd.	368,000	690,746
Portugal Telecom SGPS SA	39,220	352,706			1,259,893
RUSSIAN FEDERATION — 0.8%			TURKEY — 0.3%
OAO Gazprom ADR	16,680	391,811	Turkcell Iletisim Hizmet
SINGAPORE — 1.6%			AS ADR	10,400	138,424
DBS Group Holdings Ltd.	92,250	755,449	UNITED KINGDOM — 16.5%
SOUTH KOREA — 4.6%			Aviva plc	69,640	384,489
Hyundai Motor Co.	10,360	576,744	BAE Systems plc	92,850	515,727
KB Financial Group, Inc.(1)	6,890	223,458	BP plc	84,470	697,217
KT Corp ADR	19,660	266,196	British Sky Broadcasting
Samsung			Group plc	75,080	541,666
Electronics Co. Ltd.	1,950	874,335	Burberry Group plc	30,150	188,273
SK Telecom Co. Ltd. ADR	16,530	260,017	Cadbury plc	69,413	606,713
		2,200,750	GlaxoSmithKline plc	45,840	772,665
SPAIN — 4.5%			HSBC Holdings plc	83,400	749,755
Banco Santander SA	41,710	449,691	Kingfisher plc	145,040	418,728
Iberdrola SA	27,680	236,981	National Grid plc	35,602	345,015
Repsol YPF SA	27,430	616,405	Pearson plc	40,140	424,811
Telefonica SA ADR	13,460	873,823	Rentokil Initial plc	139,260	180,263
		2,176,900	Rolls-Royce Group plc(1)	99,630	530,273
SWEDEN — 2.2%			Rolls-Royce Group plc,
Atlas Copco AB A Shares	50,980	516,324	Class C(1)	8,548,254	13,816
Loomis AB B Shares	3,714	39,611	Smiths Group plc	16,746	197,350
Niscayah Group AB	18,570	28,984	Standard Chartered plc	19,350	395,202
Nordea Bank AB	12,900	103,360	Unilever plc	18,085	426,466
Nordea Bank AB FDR	47,630	380,128	Vodafone Group plc	294,863	554,901
		1,068,407			7,943,330
SWITZERLAND — 7.9%			TOTAL COMMON STOCKS
			(Cost $45,876,164)		44,710,257
ACE Ltd.	11,760	517,322
Lonza Group AG	6,580	680,339
Nestle SA	20,300	737,671

International Value

	Shares/
	Principal
	Amount	Value
Temporary Cash Investments — 6.4%
FHLB Discount Notes,
0.07%, 6/1/09(2)	$ 700,000	$ 700,000
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	90,060	90,060
Repurchase Agreement, Goldman Sachs
Group, Inc., (collateralized by various U.S.
Treasury obligations, 4.75%, 2/15/37, valued
at $2,352,444), in a joint trading account
at 0.10%, dated 5/29/09, due 6/1/09
(Delivery value $2,300,019)		2,300,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $3,090,060)		3,090,060
TOTAL INVESTMENT
SECURITIES — 99.3%
(Cost $48,966,224)		47,800,317
OTHER ASSETS
AND LIABILITIES — 0.7%		353,981
TOTAL NET ASSETS — 100.0%		$48,154,298

Market Sector Diversification
(as a % of net assets)
Financials		16.2%
Telecommunication Services		12.7%
Industrials		11.5%
Information Technology		10.5%
Health Care		10.3%
Consumer Discretionary		9.7%
Energy		9.0%
Materials		4.7%
Utilities		4.6%
Consumer Staples		3.7%
Cash and Equivalents*		7.1%
*Includes temporary cash investments and other assets and liabilities.

Notes to Schedule of Investments
ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
FDR = Finnish Depositary Receipt
FHLB = Federal Home Loan Bank
(1) Non-income producing.
(2)	The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

Statement of Assets and Liabilities

MAY 31, 2009 (UNAUDITED)
	International	Global	Emerging	International
	Growth	Growth	Markets	Value
Assets
Investment securities, at value (cost of
$1,149,137,698, $345,371,847, $403,279,312
and $48,966,224, respectively)	$1,333,427,444	$356,668,265	$492,799,507	$47,800,317
Foreign currency holdings, at value
(cost of $38,890, $2,342,723, $2,768,468
and $106,683, respectively)	153,555	2,468,479	2,780,531	117,305
Receivable for investments sold	38,312,154	1,586,054	11,577,491	—
Receivable for capital shares sold	761,087	374,544	2,634,236	20,868
Dividends and interest receivable	5,179,421	650,215	2,164,850	341,540
Other assets	207,487	—	252,376	—
	1,378,041,148	361,747,557	512,208,991	48,280,030

Liabilities
Disbursements in excess
of demand deposit cash	338,634	—	1,525,974	645
Payable for investments purchased	41,280,150	2,373,718	11,689,749	—
Payable for capital shares redeemed	1,571,547	174,730	66,896	74,273
Accrued management fees	1,481,823	354,900	689,376	46,078
Distribution fees payable	2,399	1,650	2,418	1,140
Service fees (and distribution fees —
A Class and R Class) payable	34,838	6,250	5,252	3,596
Accrued foreign taxes	—	38,921	—	—
	44,709,391	2,950,169	13,979,665	125,732

Net Assets	$1,333,331,757	$358,797,388	$498,229,326	$48,154,298

See Notes to Financial Statements.

MAY 31, 2009 (UNAUDITED)
	International	Global	Emerging	International
	Growth	Growth	Markets	Value
Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,675,681,091	$467,850,764	$717,300,306	$55,158,931
Undistributed net investment income	12,587,473	1,718,988	575,610	503,635
Accumulated net realized loss
on investment and foreign
currency transactions	(539,598,370)	(122,174,141)	(309,207,227)	(6,366,003)
Net unrealized appreciation (depreciation)
on investments and translation of assets
and liabilities in foreign currencies	184,661,563	11,401,777	89,560,637	(1,142,265)
	$1,333,331,757	$358,797,388	$498,229,326	$48,154,298

Investor Class, $0.01 Par Value
Net assets	$1,110,626,673	$291,844,844	$432,985,316	$2,972,191
Shares outstanding	137,295,514	45,309,717	75,264,457	486,043
Net asset value per share	$8.09	$6.44	$5.75	$6.12

Institutional Class, $0.01 Par Value
Net assets	$54,621,058	$36,459,497	$39,041,526	$27,487,059
Shares outstanding	6,741,750	5,598,636	6,657,282	4,491,887
Net asset value per share	$8.10	$6.51	$5.86	$6.12

A Class, $0.01 Par Value
Net assets	$159,916,740	$27,552,745	$21,703,543	$15,662,230
Shares outstanding	19,805,986	4,346,949	3,863,401	2,555,151
Net asset value per share	$8.07	$6.34	$5.62	$6.13
Maximum offering price (net asset value
divided by 0.9425)	$8.56	$6.73	$5.96	$6.50

B Class, $0.01 Par Value
Net assets	$1,165,157	$405,405	$134,568	$1,348,028
Shares outstanding	145,611	65,047	23,364	226,012
Net asset value per share	$8.00	$6.23	$5.76	$5.96

C Class, $0.01 Par Value
Net assets	$2,762,388	$2,278,374	$3,993,921	$576,028
Shares outstanding	347,366	377,990	730,259	94,704
Net asset value per share	$7.95	$6.03	$5.47	$6.08

R Class, $0.01 Par Value
Net assets	$4,239,741	$256,523	$370,452	$108,762
Shares outstanding	524,334	40,401	64,269	17,842
Net asset value per share	$8.09	$6.35	$5.76	$6.10

See Notes to Financial Statements.

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)
	International	Global	Emerging	International
	Growth	Growth	Markets	Value
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld
of $2,265,532, $268,697, $241,024 and
$85,339, respectively)	$ 20,752,961	$ 3,720,700	$ 4,130,511	$ 951,139
Interest	3,651	2,318	1,620	1,483
Securities lending, net	355,122	26,709	—	—
	21,111,734	3,749,727	4,132,131	952,622

Expenses:
Management fees	8,056,838	1,972,239	3,401,932	245,842
Distribution fees:
B Class	4,246	1,486	409	4,828
C Class	10,105	7,960	12,003	1,404
Service fees:
B Class	1,415	495	136	1,609
C Class	3,368	2,653	4,001	468
Distribution and service fees:
A Class	172,626	28,758	21,920	17,308
R Class	8,324	591	583	204
Directors’ fees and expenses	24,254	6,502	7,356	1,090
Other expenses	23,660	277	5,168	60
	8,304,836	2,020,961	3,453,508	272,813

Net investment income (loss)	12,806,898	1,728,766	678,623	679,809

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign
taxes accrued of $(645), $—, $(10,541)
and $—, respectively)	(199,990,221)	(52,105,425)	(80,136,032)	(4,091,403)
Foreign currency transactions	(53,908,678)	(10,736,115)	(34,783,539)	(580,537)
	(253,898,899)	(62,841,540)	(114,919,571)	(4,671,940)

Change in net unrealized appreciation
(depreciation) on:
Investments (net of foreign taxes accrued
of $—, $38,921, $— and $—, respectively)	277,172,839	67,822,994	191,469,787	5,967,459
Translation of assets and liabilities
in foreign currencies	134,352,364	23,117,525	57,559,622	3,820,138
	411,525,203	90,940,519	249,029,409	9,787,597

Net realized and unrealized gain (loss)	157,626,304	28,098,979	134,109,838	5,115,657

Net Increase (Decrease) in Net Assets
Resulting from Operations	$ 170,433,202	$ 29,827,745	$ 134,788,461	$ 5,795,466

See Notes to Financial Statements.

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2008
	International Growth		Global Growth
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 12,806,898	$ 24,042,865	$ 1,728,766	$ 1,854,490
Net realized gain (loss)	(253,898,899)	(277,888,882)	(62,841,540)	(59,581,994)
Change in net unrealized
appreciation (depreciation)	411,525,203	(941,342,544)	90,940,519	(199,271,317)
Net increase (decrease) in net assets
resulting from operations	170,433,202	(1,195,188,561)	29,827,745	(256,998,821)

Distributions to Shareholders
From net investment income:
Investor Class	(18,150,440)	(16,396,751)	(63,581)	—
Institutional Class	(723,098)	(741,676)	(59,013)	—
A Class	(2,178,683)	(1,249,007)	—	—
B Class	(9,776)	—	—	—
C Class	(24,583)	—	—	—
R Class	(35,665)	(7,882)	—	—
From net realized gains:
Investor Class	—	(119,741,515)	—	(79,511,253)
Institutional Class	—	(4,054,455)	—	(2,837,675)
A Class	—	(14,778,847)	—	(3,126,404)
B Class	—	(175,930)	—	(115,751)
C Class	—	(399,617)	—	(473,318)
R Class	—	(233,277)	—	(56,481)
Decrease in net assets from distributions	(21,122,245)	(157,778,957)	(122,594)	(86,120,882)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(19,861,053)	(81,116,944)(1)	500,452	151,986,102(1)

Redemption Fees
Increase in net assets from redemption fees	23,157	—(1)	7,408	—(1)

Net increase (decrease) in net assets	129,473,061	(1,434,084,462)	30,213,011	(191,133,601)

Net Assets
Beginning of period	1,203,858,696	2,637,943,158	328,584,377	519,717,978
End of period	$1,333,331,757	$ 1,203,858,696	$358,797,388	$ 328,584,377

Undistributed net investment income	$12,587,473	$20,902,820	$1,718,988	$112,816

(1) Capital share transactions for the year ended November 30, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2008
	Emerging Markets		International Value
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 678,623	$ 9,207,119	$ 679,809	$ 1,474,818
Net realized gain (loss)	(114,919,571)	(194,735,483)	(4,671,940)	(1,349,802)
Change in net unrealized
appreciation (depreciation)	249,029,409	(497,505,878)	9,787,597	(38,801,444)
Net increase (decrease) in net assets
resulting from operations	134,788,461	(683,034,242)	5,795,466	(38,676,428)

Distributions to Shareholders
From net investment income:
Investor Class	(1,926,282)	(8,696,244)	(55,648)	(67,236)
Institutional Class	(220,437)	(738,636)	(609,469)	(1,019,740)
A Class	(68,022)	(227,182)	(312,916)	(452,102)
B Class	—	—	(20,569)	(44,990)
C Class	—	—	(4,827)	(2,646)
R Class	(418)	(93)	(1,437)	(3,223)
From net realized gains:
Investor Class	—	(112,116,560)	—	(243,350)
Institutional Class	—	(7,840,573)	—	(3,150,452)
A Class	—	(4,290,167)	—	(1,754,896)
B Class	—	(18,131)	—	(284,309)
C Class	—	(1,035,923)	—	(20,803)
R Class	—	(3,805)	—	(14,258)
Decrease in net assets from distributions	(2,215,159)	(134,967,314)	(1,004,866)	(7,058,005)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	1,075,596	(8,499,246)(1)	49,605	11,701,641(1)

Redemption Fees
Increase in net assets from redemption fees	72,514	—(1)	74	—(1)

Net increase (decrease) in net assets	133,721,412	(826,500,802)	4,840,279	(34,032,792)

Net Assets
Beginning of period	364,507,914	1,191,008,716	43,314,019	77,346,811
End of period	$ 498,229,326	$ 364,507,914	$48,154,298	$ 43,314,019

Undistributed net investment income	$575,610	$2,112,146	$503,635	$828,692
(1) Capital share transactions for the year ended November 30, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

Notes to Financial Statements

MAY 31, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Growth Fund (International Growth), Global Growth Fund (Global Growth), Emerging Markets Fund (Emerging Markets) and International Value Fund (International Value) (collectively, the funds) are four funds in a series issued by the corporation. The funds are diversified under the 1940 Act. International Growth’s, Global Growth’s and Emerging Markets’ investment objective is to seek capital growth. International Value’s investment objective is to seek long-term capital growth. International Growth pursues its objective by investing primarily in equity securities of foreign companies in at least three developed countries (excluding the United States). Global Growth pursues its objective by investing primarily in equity securities of issuers in the United States and other developed countries. Emerging Markets invests at least 80% of its assets in securities of issuers in emerging market countries. International Value pursues its objective by investing primarily in equity securities of foreign companies. International Value may also invest a portion of its assets in U.S. companies. The following is a summary of the funds’ significant accounting policies.

Multiple Class — International Growth is authorized to issue the Investor Class, the Institutional Class, the A Class (formerly Advisor Class) (see Note 10), the B Class, the C Class and the R Class. Global Growth, Emerging Markets, and International Value are authorized to issue the Investor Class, the Institutional Class, the A Class, the B Class, the C Class and the R Class. The A Class may incur an initial sales charge. The A Class, B Class and C Class may be subject to a contingent deferred sales charge. The share classes differ principally in their respective sales charges and distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — International Growth, Global Growth and Emerging Markets may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. International Growth, Global Growth and Emerging Markets continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. The funds are no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — The funds may impose a 2.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is retained by the funds and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since May 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through July 22, 2009, the date the financial statements were available to be issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets).The strategy assets of International Growth includes the assets of NT International Growth Fund, one fund in a series issued by the corporation. The annual management fee schedule for International Growth ranges from 1.10% to 1.50% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for Global Growth ranges from 1.05% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The strategy assets of Emerging Markets includes the assets of NT Emerging Markets Fund, one fund in a series issued by the corporation. The annual management fee schedule for Emerging Markets ranges from 1.25% to 1.85% for the Investor Class, A Class, B Class, C Class and R Class. The annual management fee schedule for International Value ranges from 1.10% to 1.30% for the Investor Class, A Class, B Class, C Class and R Class. The Institutional Class of each fund is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the six months ended May 31, 2009 was as follows:

	Investor, A, B, C & R	Institutional
International Growth	1.40%	1.20%
Global Growth	1.25%	1.05%
Emerging Markets	1.81%	1.61%
International Value	1.30%	1.10%

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of International Growth, Global Growth and Emerging Markets. The subadvisor makes investment decisions for the cash portion of International Growth, Global Growth and Emerging Markets in accordance with their investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of International Growth, Global Growth and Emerging Markets.

ACGIM has entered into a Subadvisory Agreement with Templeton Investment Counsel, LLC (Templeton) on behalf of International Value. Templeton makes investment decisions for International Value in accordance with its investment objectives, policies, and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining Templeton as the subadvisor of International Value. Templeton has entered into a Subadvisory Agreement with Franklin Templeton Investments (Asia) Limited on behalf of International Value.

Distribution and Service Fees — The Board of Directors has adopted a separate Master Distribution and Individual Shareholder Services Plan for each of the A Class, B Class, C Class and R Class (collectively the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that the A Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The plans provide that the B Class and the C Class will each pay ACIS an annual distribution fee of 0.75% and service fee of 0.25%. The plans provide that the R Class will pay ACIS an annual distribution and service fee of 0.50%. The fees are computed and accrued daily based on each class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plans during the six months ended May 31, 2009 , are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of the fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. International Growth, Global Growth, and Emerging Markets have a securities lending agreement with JPMCB. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended May 31, 2009, were as follows:

	International Growth	Global Growth	Emerging Markets	International Value
Purchases	$846,060,620	$177,044,562	$323,491,375	$2,129,488
Proceeds from sales	$872,146,865	$173,822,167	$326,110,685	$2,102,832

4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Six months ended May 31, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount

International Growth
Investor Class/Shares Authorized	1,000,000,000		1,000,000,000
Sold	7,231,270	$ 49,409,469	16,346,524	$ 188,343,865
Issued in reinvestment of distributions	2,043,214	15,589,724	9,115,075	121,417,039
Redeemed	(14,474,936)	(96,873,407)	(35,401,123)	(406,466,004)(1)
	(5,200,452)	(31,874,214)	(9,939,524)	(96,705,100)
Institutional Class/Shares Authorized	150,000,000		150,000,000
Sold	2,590,421	17,714,635	2,270,167	$28,658,822
Issued in reinvestment of distributions	88,473	675,052	336,456	4,483,545
Redeemed	(1,121,927)	(7,537,436)	(2,816,175)	(33,255,557)(2)
	1,556,967	10,852,251	(209,552)	(113,190)
A Class/Shares Authorized	125,000,000		125,000,000
Sold	3,613,780	24,969,114	7,835,854	89,842,720
Issued in reinvestment of distributions	210,171	1,601,500	994,597	13,237,814
Issued in connection with reclassification
(Note 10)			2,300,787	34,138,899
Redeemed	(3,771,058)	(25,573,818)	(7,677,721)	(88,327,633)
	52,893	996,796	3,453,517	48,891,800
A Class (old) /Shares Authorized	N/A		N/A
Redeemed in connection with
reclassification (Note 10)			(2,300,787)	(34,138,899)
B Class/Shares Authorized	10,000,000		10,000,000
Sold	7,173	49,469	18,577	222,018
Issued in reinvestment of distributions	971	7,361	8,548	113,065
Redeemed	(34,560)	(222,917)	(81,292)	(889,519)
	(26,416)	(166,087)	(54,167)	(554,436)
C Class/Shares Authorized	10,000,000		10,000,000
Sold	12,909	88,744	90,230	1,157,701
Issued in reinvestment of distributions	2,254	16,969	21,431	281,955
Redeemed	(126,513)	(826,330)	(154,191)	(1,633,948)
	(111,350)	(720,617)	(42,530)	(194,292)
R Class/Shares Authorized	5,000,000		5,000,000
Sold	202,297	1,448,162	252,014	3,075,164
Issued in reinvestment of distributions	4,389	33,532	16,313	217,298
Redeemed	(64,789)	(430,876)	(158,761)	(1,595,289)(3)
	141,897	1,050,818	109,566	1,697,173
Net increase (decrease)	(3,586,461)	$ (19,861,053)	(8,983,477)	$ (81,116,944)

(1)	Net of redemption fees of $133,577.
(2)	Net of redemption fees of $4,072.
(3)	Net of redemption fees of $36.

	Six months ended May 31, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount

Global Growth
Investor Class/Shares Authorized	150,000,000		150,000,000
Sold	2,694,372	$ 15,425,327	12,903,489	$ 117,137,528
Issued in reinvestment of distributions	10,254	52,087	7,562,700	77,627,909
Redeemed	(3,974,701)	(22,505,154)	(11,832,280)	(100,451,544)(1)
	(1,270,075)	(7,027,740)	8,633,909	94,313,893
Institutional Class/Shares Authorized	35,000,000		35,000,000
Sold	1,357,431	8,034,453	6,292,500	53,627,417
Issued in reinvestment of distributions	11,450	58,854	274,954	2,837,675
Redeemed	(543,715)	(3,043,579)	(3,067,976)	(22,933,004)(2)
	825,166	5,049,728	3,499,478	33,532,088
A Class/Shares Authorized	15,000,000		15,000,000
Sold	1,450,587	8,184,462	3,419,298	29,258,859
Issued in reinvestment of distributions	—	—	295,381	2,989,742
Redeemed	(969,401)	(5,378,547)	(1,314,317)	(10,733,547)
	481,186	2,805,915	2,400,362	21,515,054
B Class/Shares Authorized	10,000,000		10,000,000
Sold	8,892	47,877	42,324	388,905
Issued in reinvestment of distributions	—	—	10,224	102,885
Redeemed	(18,153)	(96,602)	(29,348)	(240,661)
	(9,261)	(48,725)	23,200	251,129
C Class/Shares Authorized	10,000,000		10,000,000
Sold	44,054	246,637	296,297	2,601,972
Issued in reinvestment of distributions	—	—	30,561	297,645
Redeemed	(95,837)	(508,373)	(112,889)	(819,667)
	(51,783)	(261,736)	213,969	2,079,950
R Class/Shares Authorized	5,000,000		5,000,000
Sold	7,967	44,538	26,269	272,639
Issued in reinvestment of distributions	—	—	5,543	56,481
Redeemed	(11,061)	(61,528)	(4,313)	(35,132)(3)
	(3,094)	(16,990)	27,499	293,988
Net increase (decrease)	(27,861)	$ 500,452	14,798,417	$ 151,986,102

(1)	Net of redemption fees of $38,958.
(2)	Net of redemption fees of $10,749.
(3)	Net of redemption fees of $14.

	Six months ended May 31, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount

Emerging Markets
Investor Class/Shares Authorized	235,000,000		235,000,000
Sold	8,865,935	$ 41,781,670	20,955,762	$ 186,101,096
Issued in reinvestment of distributions	411,074	1,602,423	10,190,892	109,760,155
Redeemed	(9,870,097)	(42,069,158)	(39,623,083)	(329,408,602)(1)
	(593,088)	1,314,935	(8,476,429)	(33,547,351)
Institutional Class/Shares Authorized	40,000,000		40,000,000
Sold	704,429	3,232,434	1,154,823	11,251,167
Issued in reinvestment of distributions	55,526	220,437	783,601	8,579,209
Redeemed	(496,870)	(2,131,601)	(1,342,517)	(10,979,038)(2)
	263,085	1,321,270	595,907	8,851,338
A Class/Shares Authorized	40,000,000		40,000,000
Sold	996,937	4,351,127	3,262,064	29,194,767
Issued in reinvestment of distributions	17,381	66,223	423,941	4,440,300
Redeemed	(1,355,351)	(5,772,183)	(2,449,683)	(19,187,483)(3)
	(341,033)	(1,354,833)	1,236,322	14,447,584
B Class/Shares Authorized	10,000,000		10,000,000
Sold	3,561	16,228	29,032	308,820
Issued in reinvestment of distributions	—	—	1,335	14,264
Redeemed	(7,215)	(29,839)	(7,598)	(83,381)
	(3,654)	(13,611)	22,769	239,703
C Class/Shares Authorized	5,000,000		5,000,000
Sold	100,850	426,289	487,010	4,542,960
Issued in reinvestment of distributions	—	—	96,421	990,913
Redeemed	(182,686)	(747,462)	(523,164)	(4,321,726)
	(81,836)	(321,173)	60,267	1,212,147
R Class/Shares Authorized	10,000,000		10,000,000
Sold	33,509	144,523	41,643	357,176
Issued in reinvestment of distributions	107	418	369	3,898
Redeemed	(3,786)	(15,933)	(9,693)	(63,741)(4)
	29,830	129,008	32,319	297,333
Net increase (decrease)	(726,696)	$ 1,075,596	(6,528,845)	$ (8,499,246)

(1)	Net of redemption fees of $790,067.
(2)	Net of redemption fees of $30,813.
(3)	Net of redemption fees of $1,714.
(4)	Net of redemption fees of $13.

	Six months ended May 31, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount

International Value
Investor Class/Shares Authorized	55,000,000		55,000,000
Sold	122,033	$ 673,089	336,549	$ 2,927,576
Issued in reinvestment of distributions	9,438	54,649	30,784	306,033
Redeemed	(104,344)	(555,208)	(173,561)	(1,437,908)(1)
	27,127	172,530	193,772	1,795,701
Institutional Class/Shares Authorized	55,000,000		55,000,000
Sold	51,501	278,897	60,908	582,254
Issued in reinvestment of distributions	105,262	609,469	417,025	4,170,192
Redeemed	(14,276)	(72,760)	(64,385)	(530,218)(2)
	142,487	815,606	413,548	4,222,228
A Class/Shares Authorized	55,000,000		55,000,000
Sold	310,798	1,670,425	1,272,162	11,190,952
Issued in reinvestment of distributions	52,914	307,967	217,383	2,174,640
Redeemed	(547,786)	(2,812,564)	(888,351)	(7,481,603)(3)
	(184,074)	(834,172)	601,194	5,883,989
B Class/Shares Authorized	5,000,000		5,000,000
Sold	11,616	63,349	21,765	194,567
Issued in reinvestment of distributions	3,600	20,448	33,502	327,311
Redeemed	(76,184)	(382,824)	(131,957)	(1,128,036)
	(60,968)	(299,027)	(76,690)	(606,158)
C Class/Shares Authorized	50,000,000		50,000,000
Sold	42,480	226,564	60,519	534,931
Issued in reinvestment of distributions	808	4,679	2,136	20,888
Redeemed	(10,663)	(55,153)	(20,080)	(138,670)
	32,625	176,090	42,575	417,149
R Class/Shares Authorized	5,000,000		5,000,000
Sold	3,368	18,107	11,311	96,932
Issued in reinvestment of distributions	248	1,437	1,753	17,481
Redeemed	(177)	(966)	(16,329)	(125,681)(4)
	3,439	18,578	(3,265)	(11,268)
Net increase (decrease)	(39,364)	$ 49,605	1,171,134	$11,701,641

(1)	Net of redemption fees of $1,002.
(2)	Net of redemption fees of $129.
(3)	Net of redemption fees of $18.
(4)	Net of redemption fees of $35.

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as the fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of May 31, 2009:

Fund/Valuation Inputs	Value of Investment Securities

International Growth
Level 1 — Quoted Prices	$ 153,074,818
Level 2 — Other Significant Observable Inputs	1,180,352,626
Level 3 — Significant Unobservable Inputs	—
$1,333,427,444
Global Growth
Level 1 — Quoted Prices	$196,613,927
Level 2 — Other Significant Observable Inputs	160,054,338
Level 3 — Significant Unobservable Inputs	—
$356,668,265
Emerging Markets
Level 1 — Quoted Prices	$ 75,092,043
Level 2 — Other Significant Observable Inputs	417,707,464
Level 3 — Significant Unobservable Inputs	—
$492,799,507
International Value
Level 1 — Quoted Prices	$ 5,568,866
Level 2 — Other Significant Observable Inputs	42,231,451
Level 3 — Significant Unobservable Inputs	—
$47,800,317

6. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2009.

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 31, 2009, the funds did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2009, the components of investments for federal income tax purposes were as follows:

	International Growth	Global Growth	Emerging Markets	International Value
Federal tax cost of investments	$1,228,130,015	$350,016,901	$410,687,149	$49,124,045
Gross tax appreciation
of investments	$155,235,093	$ 30,775,585	$ 97,901,053	$ 8,115,311
Gross tax depreciation
of investments	(49,937,664)	(24,124,221)	(15,788,695)	(9,439,039)
Net tax appreciation
(depreciation) of investments	$105,297,429	$ 6,651,364	$ 82,112,358	$(1,323,728)

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

As of November 30, 2008, the accumulated capital losses listed below represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

The capital and currency loss deferrals listed below for the funds represent net capital and foreign currency losses incurred in the one-month period ended November 30, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

	International Growth	Global Growth	Emerging Markets	International Value
Accumulated capital losses	$(131,091,099)	$(40,260,034)	$(150,745,366)	$(684,213)
Capital loss deferrals	$(72,036,444)	$(11,678,863)	$(39,676,576)	$(686,290)
Currency loss deferrals	$(36,669)	$(15,152)	$(94,323)	$(16,268)

10. Corporate Event

On September 25, 2007, the A Class (old) shareholders of International Growth approved a reclassification of A Class (old) shares into Advisor Class shares. The change was approved by the Board of Directors on November 29, 2006 and March 7, 2007. The reclassification was effective on December 3, 2007. Subsequent to the reclassification, the Advisor Class was renamed A Class.

11. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities—an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit risk-related contingent features in hedging activities.

Financial Highlights

International Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.15	$14.87	$12.17	$9.75	$8.79	$7.54
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.08	0.14	0.13	0.06	0.11	0.05
Net Realized and
Unrealized Gain (Loss)	0.99	(6.96)	2.66	2.54	0.94	1.26
Total From
Investment Operations	1.07	(6.82)	2.79	2.60	1.05	1.31
Distributions
From Net
Investment Income	(0.13)	(0.11)	(0.09)	(0.18)	(0.09)	(0.06)
From Net Realized Gains	—	(0.79)	—	—	—	—
Total Distributions	(0.13)	(0.90)	(0.09)	(0.18)	(0.09)	(0.06)
Net Asset Value,
End of Period	$8.09	$7.15	$14.87	$12.17	$9.75	$8.79

Total Return(3)	15.05%	(48.67)%	23.09%	27.03%	12.09%	17.45%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.41%(4)	1.31%	1.27%	1.26%	1.23%	1.26%
Ratio of Net Investment
Income (Loss) to Average
Net Assets	2.24%(4)	1.18%	0.94%	0.52%	1.22%	0.57%
Portfolio Turnover Rate	73%	144%	133%	95%	89%	118%
Net Assets, End of Period
(in thousands)	$1,110,627	$1,018,753	$2,267,093	$2,352,967	$2,249,430	$2,395,249

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

International Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.17	$14.91	$12.20	$9.78	$8.82	$7.56
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.10	0.15	0.17	0.07	0.13	0.06
Net Realized and
Unrealized Gain (Loss)	0.97	(6.96)	2.66	2.55	0.94	1.27
Total From
Investment Operations	1.07	(6.81)	2.83	2.62	1.07	1.33
Distributions
From Net
Investment Income	(0.14)	(0.14)	(0.12)	(0.20)	(0.11)	(0.07)
From Net Realized Gains	—	(0.79)	—	—	—	—
Total Distributions	(0.14)	(0.93)	(0.12)	(0.20)	(0.11)	(0.07)
Net Asset Value,
End of Period	$8.10	$7.17	$14.91	$12.20	$9.78	$8.82

Total Return(3)	15.09%	(48.55)%	23.36%	27.19%	12.28%	17.78%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.21%(4)	1.11%	1.07%	1.06%	1.03%	1.06%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	2.44%(4)	1.38%	1.14%	0.72%	1.42%	0.77%
Portfolio Turnover Rate	73%	144%	133%	95%	89%	118%
Net Assets, End of Period
(in thousands)	$54,621	$37,160	$80,452	$125,814	$247,077	$283,330

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

International Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(2)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.13	$14.82	$12.12	$9.72	$8.76	$7.52
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.07	0.11	0.08	0.03	0.09	0.03
Net Realized and
Unrealized Gain (Loss)	0.98	(6.94)	2.68	2.52	0.94	1.25
Total From
Investment Operations	1.05	(6.83)	2.76	2.55	1.03	1.28
Distributions
From Net
Investment Income	(0.11)	(0.07)	(0.06)	(0.15)	(0.07)	(0.04)
From Net Realized Gains	—	(0.79)	—	—	—	—
Total Distributions	(0.11)	(0.86)	(0.06)	(0.15)	(0.07)	(0.04)
Net Asset Value,
End of Period	$8.07	$7.13	$14.82	$12.12	$9.72	$8.76

Total Return(4)	14.82%	(48.79)%	22.87%	26.57%	11.85%	17.07%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.66%(5)	1.56%	1.52%	1.51%	1.48%	1.51%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.99%(5)	0.93%	0.69%	0.27%	0.97%	0.32%
Portfolio Turnover Rate	73%	144%	133%	95%	89%	118%
Net Assets, End of Period
(in thousands)	$159,917	$140,798	$241,579	$336,497	$259,651	$275,195

(1)	Prior to December 3, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 31, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

International Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.04	$14.68	$12.04	$9.65	$8.70	$7.48
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.02	—(3)	(0.05)	0.02	(0.03)
Net Realized and
Unrealized Gain (Loss)	0.98	(6.87)	2.64	2.52	0.93	1.25
Total From
Investment Operations	1.02	(6.85)	2.64	2.47	0.95	1.22
Distributions
From Net
Investment Income	(0.06)	—	—	(0.08)	—(3)	—
From Net Realized Gains	—	(0.79)	—	—	—	—
Total Distributions	(0.06)	(0.79)	—	(0.08)	—(3)	—
Net Asset Value,
End of Period	$8.00	$7.04	$14.68	$12.04	$9.65	$8.70

Total Return(4)	14.47%	(49.18%)	21.93%	25.71%	10.97%	16.31%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.41%(5)	2.31%	2.27%	2.26%	2.23%	2.26%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.24%(5)	0.18%	(0.06)%	(0.48)%	0.22%	(0.43)%
Portfolio Turnover Rate	73%	144%	133%	95%	89%	118%
Net Assets, End of Period
(in thousands)	$1,165	$1,211	$3,320	$2,699	$1,676	$1,107

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

International Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.00	$14.60	$11.97	$9.60	$8.66	$7.45
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.02	—(3)	(0.05)	0.02	(0.03)
Net Realized and
Unrealized Gain (Loss)	0.97	(6.83)	2.63	2.50	0.92	1.24
Total From
Investment Operations	1.01	(6.81)	2.63	2.45	0.94	1.21
Distributions
From Net
Investment Income	(0.06)	—	—	(0.08)	—(3)	—
From Net Realized Gains	—	(0.79)	—	—	—	—
Total Distributions	(0.06)	(0.79)	—	(0.08)	—(3)	—
Net Asset Value,
End of Period	$7.95	$7.00	$14.60	$11.97	$9.60	$8.66

Total Return(4)	14.41%	(49.18)%	21.97%	25.64%	10.91%	16.24%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.41%(5)	2.31%	2.27%	2.26%	2.23%	2.26%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.24%(5)	0.18%	(0.06)%	(0.48)%	0.22%	(0.43)%
Portfolio Turnover Rate	73%	144%	133%	95%	89%	118%
Net Assets, End of Period
(in thousands)	$2,762	$3,210	$7,318	$6,250	$5,246	$5,070

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

International Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$7.13	$14.81	$12.12	$9.71	$8.75	$7.53
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.07	0.09	0.07	0.01	0.07	0.02
Net Realized and
Unrealized Gain (Loss)	0.98	(6.96)	2.65	2.53	0.94	1.25
Total From
Investment Operations	1.05	(6.87)	2.72	2.54	1.01	1.27
Distributions
From Net
Investment Income	(0.09)	(0.02)	(0.03)	(0.13)	(0.05)	(0.05)
From Net Realized Gains	—	(0.79)	—	—	—	—
Total Distributions	(0.09)	(0.81)	(0.03)	(0.13)	(0.05)	(0.05)
Net Asset Value,
End of Period	$8.09	$7.13	$14.81	$12.12	$9.71	$8.75

Total Return(3)	14.83%	(48.92)%	22.48%	26.39%	11.58%	16.92%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.91%(4)	1.81%	1.77%	1.76%	1.69%(5)	1.76%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.74%(4)	0.68%	0.44%	0.02%	0.76%(5)	0.07%
Portfolio Turnover Rate	73%	144%	133%	95%	89%	118%
Net Assets, End of Period
(in thousands)	$4,240	$2,727	$4,042	$2,106	$1,809	$376

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
(5)	During the year ended November 30, 2005, the class received a partial reimbursement of its distribution and service fees. Had fees not been reimbursed, the ratio of operating expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been 1.73% and 0.72%, respectively.
See Notes to Financial Statements.

Global Growth

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.90	$12.69	$10.52	$8.88	$7.49	$6.48
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.04	0.03	—(3)	—(3)	(0.01)
Net Realized and
Unrealized Gain (Loss)	0.51	(4.75)	2.41	1.70	1.41	1.02
Total From
Investment Operations	0.54	(4.71)	2.44	1.70	1.41	1.01
Distributions
From Net
Investment Income	—(3)	—	(0.05)	(0.06)	(0.02)	—
From Net Realized Gains	—	(2.08)	(0.22)	—	—	—
Total Distributions	—(3)	(2.08)	(0.27)	(0.06)	(0.02)	—
Net Asset Value,
End of Period	$6.44	$5.90	$12.69	$10.52	$8.88	$7.49

Total Return(4)	9.18%	(44.01)%	23.73%	19.30%	18.87%	15.59%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.26%(5)	1.26%	1.30%	1.31%	1.30%	1.30%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.08%(5)	0.40%	0.29%	(0.05)%	(0.01)%	(0.12)%
Portfolio Turnover Rate	54%	121%	108%	95%	36%	79%
Net Assets, End of Period
(in thousands)	$291,845	$274,599	$481,553	$418,185	$378,976	$299,807

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

Global Growth

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.97	$12.79	$10.60	$8.95	$7.55	$6.52
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.04	0.07	0.06	0.01	0.01	—(3)
Net Realized and
Unrealized Gain (Loss)	0.51	(4.81)	2.42	1.72	1.43	1.03
Total From
Investment Operations	0.55	(4.74)	2.48	1.73	1.44	1.03
Distributions
From Net
Investment Income	(0.01)	—	(0.07)	(0.08)	(0.04)	—
From Net Realized Gains	—	(2.08)	(0.22)	—	—	—
Total Distributions	(0.01)	(2.08)	(0.29)	(0.08)	(0.04)	—
Net Asset Value,
End of Period	$6.51	$5.97	$12.79	$10.60	$8.95	$7.55

Total Return(4)	9.28%	(43.88)%	23.99%	19.50%	19.22%	15.80%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.06%(5)	1.05%	1.10%	1.11%	1.10%	1.10%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	1.28%(5)	0.61%	0.49%	0.15%	0.19%	0.08%
Portfolio Turnover Rate	54%	121%	108%	95%	36%	79%
Net Assets, End of Period
(in thousands)	$36,459	$28,477	$16,298	$8,540	$8,669	$6,774

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

Global Growth

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(2)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.81	$12.56	$10.41	$8.79	$7.41	$6.43
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.01	0.01	(0.03)	(0.02)	(0.02)
Net Realized and
Unrealized Gain (Loss)	0.51	(4.68)	2.38	1.69	1.40	1.00
Total From
Investment Operations	0.53	(4.67)	2.39	1.66	1.38	0.98
Distributions
From Net
Investment Income	—	—	(0.02)	(0.04)	—	—
From Net Realized Gains	—	(2.08)	(0.22)	—	—	—
Total Distributions	—	(2.08)	(0.24)	(0.04)	—	—
Net Asset Value,
End of Period	$6.34	$5.81	$12.56	$10.41	$8.79	$7.41

Total Return(4)	9.12%	(44.17)%	23.47%	18.97%	18.62%	15.24%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.51%(5)	1.51%	1.55%	1.56%	1.55%	1.55%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.83%(5)	0.15%	0.04%	(0.30)%	(0.26)%	(0.37)%
Portfolio Turnover Rate	54%	121%	108%	95%	36%	79%
Net Assets, End of Period
(in thousands)	$27,553	$22,447	$18,402	$5,571	$3,664	$2,475

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 31, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

Global Growth

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006
Per-Share Data
Net Asset Value, Beginning of Period	$5.73	$12.50	$10.42	$9.02
Income From Investment Operations
Net Investment Income (Loss)(2)	—(3)	(0.05)	(0.08)	(0.11)
Net Realized and Unrealized Gain (Loss)	0.50	(4.64)	2.38	1.57
Total From Investment Operations	0.50	(4.69)	2.30	1.46
Distributions
From Net Investment Income	—	—	—	(0.06)
From Net Realized Gains	—	(2.08)	(0.22)	—
Total Distributions	—	(2.08)	(0.22)	(0.06)
Net Asset Value, End of Period	$6.23	$5.73	$12.50	$10.42

Total Return(4)	8.73%	(44.62)%	22.51%	16.29%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.26%(5)	2.26%	2.30%	2.31%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.08%(5)	(0.60)%	(0.71)%	(1.05)%
Portfolio Turnover Rate	54%	121%	108%	95%
Net Assets, End of Period (in thousands)	$405	$426	$639	$352

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

Global Growth

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.54	$12.16	$10.14	$8.59	$7.29	$6.37
Income From
Investment Operations
Net Investment
Income (Loss)(2)	—(3)	(0.05)	(0.07)	(0.10)	(0.08)	(0.08)
Net Realized and
Unrealized Gain (Loss)	0.49	(4.49)	2.31	1.65	1.38	1.00
Total From
Investment Operations	0.49	(4.54)	2.24	1.55	1.30	0.92
Distributions
From Net Realized Gains	—	(2.08)	(0.22)	—	—	—
Net Asset Value,
End of Period	$6.03	$5.54	$12.16	$10.14	$8.59	$7.29

Total Return(4)	8.84%	(44.64)%	22.54%	18.04%	17.83%	14.44%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.26%(5)	2.26%	2.30%	2.31%	2.30%	2.30%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.08%(5)	(0.60)%	(0.71)%	(1.05)%	(1.01)%	(1.12)%
Portfolio Turnover Rate	54%	121%	108%	95%	36%	79%
Net Assets, End of Period
(in thousands)	$2,278	$2,382	$2,625	$1,050	$454	$184

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

Global Growth

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.82	$12.62	$10.47	$8.86	$8.37
Income From Investment Operations
Net Investment Income (Loss)(3)	0.01	(0.01)	0.02	(0.05)	(0.02)
Net Realized and Unrealized Gain (Loss)	0.52	(4.71)	2.35	1.71	0.51
Total From Investment Operations	0.53	(4.72)	2.37	1.66	0.49
Distributions
From Net Investment Income	—	—	—	(0.05)	—
From Net Realized Gains	—	(2.08)	(0.22)	—	—
Total Distributions	—	(2.08)	(0.22)	(0.05)	—
Net Asset Value, End of Period	$6.35	$5.82	$12.62	$10.47	$8.86

Total Return(4)	9.11%	(44.40)%	23.08%	18.79%	5.85%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.76%(5)	1.76%	1.80%	1.81%	1.80%(5)
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.58%(5)	(0.10)%	(0.21)%	(0.55)%	(0.71)%(5)
Portfolio Turnover Rate	54%	121%	108%	95%	36%(6)
Net Assets, End of Period (in thousands)	$257	$253	$202	$32	$26

(1)	Six months ended May 31, 2009 (unaudited).
(2)	July 29, 2005 (commencement of sale) through November 30, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2005.
See Notes to Financial Statements.

Emerging Markets

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.17	$12.69	$10.06	$8.25	$6.28	$5.28
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.09	0.10	0.11	0.01	(0.01)
Net Realized and
Unrealized Gain (Loss)	1.60	(7.21)	4.06	3.11	2.05	1.00
Total From
Investment Operations	1.61	(7.12)	4.16	3.22	2.06	0.99
Distributions
From Net
Investment Income	(0.03)	(0.10)	(0.13)	(0.05)	—	—
From Net Realized Gains	—	(1.31)	(1.42)	(1.37)	(0.09)	—
Total Distributions	(0.03)	(1.41)	(1.55)	(1.42)	(0.09)	—
Redemption Fees(2)	—(3)	0.01	0.02	0.01	—(3)	0.01
Net Asset Value,
End of Period	$5.75	$4.17	$12.69	$10.06	$8.25	$6.28

Total Return(4)	38.50%	(62.66)%	48.81%	46.10%	33.10%	18.94%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.81%(5)	1.66%	1.66%	1.80%	1.94%	2.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.36%(5)	1.06%	0.96%	1.31%	0.17%	(0.22)%
Portfolio Turnover Rate	85%	121%	85%	115%	153%	208%
Net Assets, End of Period
(in thousands)	$432,985	$316,695	$1,070,138	$523,813	$220,720	$135,355

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

Emerging Markets

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.26	$12.92	$10.21	$8.36	$6.35	$5.33
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.12	0.12	0.12	0.03	—(3)
Net Realized and
Unrealized Gain (Loss)	1.62	(7.35)	4.14	3.16	2.07	1.01
Total From
Investment Operations	1.63	(7.23)	4.26	3.28	2.10	1.01
Distributions
From Net
Investment Income	(0.03)	(0.13)	(0.15)	(0.07)	—	—
From Net Realized Gains	—	(1.31)	(1.42)	(1.37)	(0.09)	—
Total Distributions	(0.03)	(1.44)	(1.57)	(1.44)	(0.09)	—
Redemption Fees(2)	—(3)	0.01	0.02	0.01	—(3)	0.01
Net Asset Value,
End of Period	$5.86	$4.26	$12.92	$10.21	$8.36	$6.35

Total Return(4)	38.74%	(62.63)%	49.21%	46.31%	33.37%	19.14%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.61%(5)	1.46%	1.46%	1.60%	1.74%	1.80%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.56%(5)	1.26%	1.16%	1.51%	0.37%	(0.02)%
Portfolio Turnover Rate	85%	121%	85%	115%	153%	208%
Net Assets, End of Period
(in thousands)	$39,042	$27,235	$74,897	$85,886	$113,765	$92,673

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

Emerging Markets

A Class(1)
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(2)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$4.07	$12.40	$9.85	$8.11	$6.19	$5.22
Income From
Investment Operations
Net Investment
Income (Loss)(3)	—(4)	0.07	0.07	0.11	(0.01)	(0.03)
Net Realized and
Unrealized Gain (Loss)	1.57	(7.03)	3.99	3.02	2.02	0.99
Total From
Investment Operations	1.57	(6.96)	4.06	3.13	2.01	0.96
Distributions
From Net
Investment Income	(0.02)	(0.07)	(0.11)	(0.03)	—	—
From Net Realized Gains	—	(1.31)	(1.42)	(1.37)	(0.09)	—
Total Distributions	(0.02)	(1.38)	(1.53)	(1.40)	(0.09)	—
Redemption Fees(3)	—(4)	0.01	0.02	0.01	—(4)	0.01
Net Asset Value,
End of Period	$5.62	$4.07	$12.40	$9.85	$8.11	$6.19

Total Return(5)	38.71%	(62.78)%	48.61%	45.59%	32.77%	18.58%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.06%(6)	1.91%	1.91%	2.05%	2.19%	2.25%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.11%(6)	0.81%	0.71%	1.06%	(0.08)%	(0.47)%
Portfolio Turnover Rate	85%	121%	85%	115%	153%	208%
Net Assets, End of Period
(in thousands)	$21,704	$17,105	$36,795	$9,905	$1,773	$1,178

(1)	Prior to September 4, 2007, the A Class was referred to as the Advisor Class.
(2)	Six months ended May 31, 2009 (unaudited).
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.
See Notes to Financial Statements.

Emerging Markets

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$4.17	$12.67	$12.15
Income From Investment Operations
Net Investment Income (Loss)(3)	(0.02)	0.02	(0.03)
Net Realized and Unrealized Gain (Loss)	1.61	(7.24)	0.53
Total From Investment Operations	1.59	(7.22)	0.50
Distributions
From Net Realized Gains	—	(1.29)	—
Redemption Fees(3)	—	0.01	0.02
Net Asset Value, End of Period	$5.76	$4.17	$12.67

Total Return(4)	38.13%	(63.09)%	4.28%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.81%(5)	2.67%	2.58%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.64)%(5)	0.05%	(1.30)%(5)
Portfolio Turnover Rate	85%	121%	85%(6)
Net Assets, End of Period (in thousands)	$135	$113	$54

(1)	Six months ended May 31, 2009 (unaudited).
(2)	September 28, 2007 (commencement of sale) through November 30, 2007.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.
See Notes to Financial Statements.

Emerging Markets

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$3.96	$12.10	$9.64	$7.95	$6.12	$5.19
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.01)	0.01	(0.01)	0.03	(0.05)	(0.07)
Net Realized and
Unrealized Gain (Loss)	1.52	(6.87)	3.90	2.99	1.97	0.99
Total From
Investment Operations	1.51	(6.86)	3.89	3.02	1.92	0.92
Distributions
From Net
Investment Income	—	—	(0.03)	—	—	—
From Net Realized Gains	—	(1.29)	(1.42)	(1.34)	(0.09)	—
Total Distributions	—	(1.29)	(1.45)	(1.34)	(0.09)	—
Redemption Fees(2)	—(3)	0.01	0.02	0.01	—(3)	0.01
Net Asset Value,
End of Period	$5.47	$3.96	$12.10	$9.64	$7.95	$6.12

Total Return(4)	38.13%	(63.09)%	47.39%	44.59%	31.67%	17.92%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	2.81%(5)	2.66%	2.66%	2.80%	2.94%	3.00%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	(0.64)%(5)	0.06%	(0.04)%	0.31%	(0.83)%	(1.22)%
Portfolio Turnover Rate	85%	121%	85%	115%	153%	208%
Net Assets, End of Period
(in thousands)	$3,994	$3,217	$9,098	$2,581	$733	$521

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

Emerging Markets

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007(2)
Per-Share Data
Net Asset Value, Beginning of Period	$4.17	$12.68	$12.15
Income From Investment Operations
Net Investment Income (Loss)(3)	—(4)	0.05	(0.01)
Net Realized and Unrealized Gain (Loss)	1.60	(7.22)	0.52
Total From Investment Operations	1.60	(7.17)	0.51
Distributions
From Net Investment Income	(0.01)	(0.04)	—
From Net Realized Gains	—	(1.31)	—
Total Distributions	(0.01)	(1.35)	—
Redemption Fees(3)	—(4)	0.01	0.02
Net Asset Value, End of Period	$5.76	$4.17	$12.68

Total Return(5)	38.42%	(62.92)%	4.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.31%(6)	2.19%	2.08%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.14)%(6)	0.53%	(0.68)%(6)
Portfolio Turnover Rate	85%	121%	85%(7)
Net Assets, End of Period (in thousands)	$370	$144	$27

(1)	Six months ended May 31, 2009 (unaudited).
(2)	September 28, 2007 (commencement of sale) through November 30, 2007.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(6)	Annualized.
(7)	Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended November 30, 2007.
See Notes to Financial Statements.

International Value

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.47	$11.48	$14.36	$12.85
Income From Investment Operations
Net Investment Income (Loss)(3)	0.09	0.19	0.22	0.15
Net Realized and Unrealized Gain (Loss)	0.69	(5.18)	2.09	1.36
Total From Investment Operations	0.78	(4.99)	2.31	1.51
Distributions
From Net Investment Income	(0.13)	(0.24)	(0.47)	—
From Net Realized Gains	—	(0.78)	(4.72)	—
Total Distributions	(0.13)	(1.02)	(5.19)	—
Net Asset Value, End of Period	$6.12	$5.47	$11.48	$14.36

Total Return(4)	14.37%	(47.43)%	23.55%	11.75%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.30%(5)	1.31%	1.30%	1.30%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.29%(5)	2.20%	1.96%	2.77%(5)(6)
Portfolio Turnover Rate	5%	4%	11%	17%
Net Assets, End of Period (in thousands)	$2,972	$2,512	$3,044	$437

(1)	Six months ended May 31, 2009 (unaudited).
(2)	April 3, 2006 (commencement of sale) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.
See Notes to Financial Statements.

International Value

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.48	$11.50	$14.38	$12.85
Income From Investment Operations
Net Investment Income (Loss)(3)	0.09	0.21	0.23	0.25
Net Realized and Unrealized Gain (Loss)	0.69	(5.19)	2.10	1.28
Total From Investment Operations	0.78	(4.98)	2.33	1.53
Distributions
From Net Investment Income	(0.14)	(0.26)	(0.49)	—
From Net Realized Gains	—	(0.78)	(4.72)	—
Total Distributions	(0.14)	(1.04)	(5.21)	—
Net Asset Value, End of Period	$6.12	$5.48	$11.50	$14.38

Total Return(4)	14.38%	(47.32)%	23.77%	11.91%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.10%(5)	1.11%	1.10%	1.10%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.49%(5)	2.40%	2.16%	2.97%(5)(6)
Portfolio Turnover Rate	5%	4%	11%	17%
Net Assets, End of Period (in thousands)	$27,487	$23,847	$45,262	$35,574

(1)	Six months ended May 31, 2009 (unaudited).
(2)	April 3, 2006 (commencement of sale) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.
See Notes to Financial Statements.

International Value

A Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006(2)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.48	$11.49	$14.35	$12.70	$10.91	$9.64	$6.22
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.08	0.18	0.20	0.25	0.18	0.13	0.10
Net Realized and
Unrealized Gain (Loss)	0.68	(5.20)	2.11	1.40	1.97	1.37	3.42
Total From
Investment Operations	0.76	(5.02)	2.31	1.65	2.15	1.50	3.52
Distributions
From Net
Investment Income	(0.11)	(0.21)	(0.45)	—	(0.15)	(0.11)	(0.10)
From Net Realized Gains	—	(0.78)	(4.72)	—	(0.21)	(0.12)	—
Total Distributions	(0.11)	(0.99)	(5.17)	—	(0.36)	(0.23)	(0.10)
Net Asset Value, End of Period	$6.13	$5.48	$11.49	$14.35	$12.70	$10.91	$9.64

Total Return(4)	14.07%	(47.53)%	23.44%	12.99%	19.95%	15.58%	56.65%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.55%(5)	1.51%(6)	1.40%(6)	1.40%(5)(6)	1.35%	1.41%	1.47%
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)	1.55%(5)	1.56%	1.55%	1.55%(5)	1.35%	1.41%	1.47%
Ratio of Net Investment Income
(Loss) to Average Net Assets	3.04%(5)	2.00%(6)	1.86%(6)	2.67%(5)(6)(7)	1.52%	1.28%	1.13%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	3.04%(5)	1.95%	1.71%	2.52%(5)(7)	1.52%	1.28%	1.13%
Portfolio Turnover Rate	5%	4%	11%	17%	7%	18%	10%
Net Assets, End of Period
(in thousands)	$15,662	$15,015	$24,558	$19,890	$54,617	$203,215	$174,387

(1)	Six months ended May 31, 2009 (unaudited).
(2)	April 1, 2006 through November 30, 2006. The fund’s fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund’s fiscal year end was March 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	The distributor voluntarily waived a portion of its distribution and service fees from April 1, 2006 through March 31, 2008.
(7)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.
See Notes to Financial Statements.

International Value

B Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006(2)	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$5.32	$11.16	$14.08	$12.51	$10.75	$9.52	$6.14
Income From
Investment Operations
Net Investment
Income (Loss)(3)	0.05	0.11	0.12	0.17	0.10	0.06	0.04
Net Realized and
Unrealized Gain (Loss)	0.66	(5.05)	2.05	1.40	1.93	1.34	3.39
Total From
Investment Operations	0.71	(4.94)	2.17	1.57	2.03	1.40	3.43
Distributions
From Net Investment Income	(0.07)	(0.12)	(0.37)	—	(0.06)	(0.05)	(0.05)
From Net Realized Gains	—	(0.78)	(4.72)	—	(0.21)	(0.12)	—
Total Distributions	(0.07)	(0.90)	(5.09)	—	(0.27)	(0.17)	(0.05)
Net Asset Value, End of Period	$5.96	$5.32	$11.16	$14.08	$12.51	$10.75	$9.52

Total Return(4)	13.46%	(47.84)%	22.51%	12.55%	19.07%	14.69%	55.86%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	2.30%(5)	2.22%(6)	2.09%(6)	2.09%(5)(6)	2.08%	2.09%	2.11%
Ratio of Operating Expenses
to Average Net Assets
(Before Expense Waiver)	2.30%(5)	2.31%	2.30%	2.30%(5)	2.08%	2.09%	2.11%
Ratio of Net Investment Income
(Loss) to Average Net Assets	2.29%(5)	1.29%(6)	1.17%(6)	1.98%(5)(6)(7)	0.90%	0.61%	0.52%
Ratio of Net Investment Income
(Loss) to Average Net Assets
(Before Expense Waiver)	2.29%(5)	1.20%	0.96%	1.77%(5)(7)	0.90%	0.61%	0.52%
Portfolio Turnover Rate	5%	4%	11%	17%	7%	18%	10%
Net Assets, End of Period
(in thousands)	$1,348	$1,526	$4,059	$4,313	$4,917	$5,165	$4,491

(1)	Six months ended May 31, 2009 (unaudited).
(2)	April 1, 2006 through November 30, 2006. The fund’s fiscal year end was changed from March 31 to November 30, resulting in an eight-month annual reporting period. For the years before November 30, 2006, the fund’s fiscal year end was March 31.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	The distributor voluntarily waived a portion of its distribution and service fees from April 1, 2006 through March 31, 2008.
(7)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.
See Notes to Financial Statements.

International Value

C Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.42	$11.37	$14.27	$12.85
Income From Investment Operations
Net Investment Income (Loss)(3)	0.07	0.12	0.12	0.14
Net Realized and Unrealized Gain (Loss)	0.66	(5.17)	2.07	1.28
Total From Investment Operations	0.73	(5.05)	2.19	1.42
Distributions
From Net Investment Income	(0.07)	(0.12)	(0.37)	—
From Net Realized Gains	—	(0.78)	(4.72)	—
Total Distributions	(0.07)	(0.90)	(5.09)	—
Net Asset Value, End of Period	$6.08	$5.42	$11.37	$14.27

Total Return(4)	13.59%	(47.93)%	22.28%	11.05%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	2.30%(5)	2.31%	2.30%	2.30%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.29%(5)	1.20%	0.96%	1.77%(5)(6)
Portfolio Turnover Rate	5%	4%	11%	17%
Net Assets, End of Period (in thousands)	$576	$337	$222	$41

(1)	Six months ended May 31, 2009 (unaudited).
(2)	April 3, 2006 (commencement of sale) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any, and does not reflect applicable sales charges. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.
See Notes to Financial Statements.

International Value

R Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.45	$11.42	$14.31	$12.85
Income From Investment Operations
Net Investment Income (Loss)(3)	0.08	0.13	0.11	0.19
Net Realized and Unrealized Gain (Loss)	0.67	(5.14)	2.14	1.27
Total From Investment Operations	0.75	(5.01)	2.25	1.46
Distributions
From Net Investment Income	(0.10)	(0.18)	(0.42)	—
From Net Realized Gains	—	(0.78)	(4.72)	—
Total Distributions	(0.10)	(0.96)	(5.14)	—
Net Asset Value, End of Period	$6.10	$5.45	$11.42	$14.31

Total Return(4)	13.87%	(47.61)%	22.91%	11.36%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.80%(5)	1.81%	1.80%	1.80%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.79%(5)	1.70%	1.46%	2.27%(5)(6)
Portfolio Turnover Rate	5%	4%	11%	17%
Net Assets, End of Period (in thousands)	$109	$78	$202	$28

(1)	Six months ended May 31, 2009 (unaudited).
(2)	April 3, 2006 (commencement of sale) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
(6)	Due to cyclical dividends and the eight-month period ended November 30, 2006, the annualized ratio of net investment income (loss) to average net assets is higher than expected.
See Notes to Financial Statements.

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Global Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI EM Growth Index represents the performance of growth stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

Notes

Notes

Notes

Contact Us
americancentury.com
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Investor Services Representative	1-800-345-2021 or
816-531-5575
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American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0907 CL-SAN-65838N-SUP

Semiannual Report
May 31, 2009

American Century Investments

International Stock Fund

International Discovery Fund

International Opportunities Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended May 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices still declining, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

I am Don Pratt, an independent director and chairman of the mutual fund board responsible for the U.S. Growth Equity, U.S. Value Equity, Global and Non-U.S. Equity and Asset Allocation funds managed by American Century Investments. The board consists of seven independent directors and two directors who are affiliated with the investment advisor.

As one of your independent shareholder representatives on the fund board, I plan to write you from time to time with updates on board activities and news about your funds. My co-independent directors and I are committed to putting your interests first. We work closely with American Century Investments on maintaining strong fund performance, providing quality service to shareholders at competitive fees and ensuring ethical business practices and compliance with all applicable fund regulations.

Last year, the board welcomed its newest independent director, John R. Whitten He is a great addition to an experienced board where, collectively, the independent directors have served the funds for more than 76 years. This continuity served shareholders well as the investment advisor initiated a successful management transition, creating a strong senior leadership team consisting of well-tenured company executives and experienced industry veterans. Under the leadership of President and Chief Executive Officer Jonathan Thomas and Chief Investment Officer Enrique Chang, the firm has made the achievement of superior investment performance its primary focus and the key driver of its success going forward. This focus helped the company generate strong relative performance against the backdrop of 2008’s unprecedented market volatility.

As investors in the American Century funds, my fellow directors and I share your investing experience. We know firsthand how decisions made at the board level affect all shareholders. To further guide our efforts on your behalf, I invite you to send me your comments, questions or suggestions by email to dhpratt@fundboardchair.com. Thank you for allowing me to serve as your advocate on our board.

Market Perspective	2
International Equity Total Returns	2

International Stock

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Types of Investments in Portfolio	7
Investments by Country	7

International Discovery

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Types of Investments in Portfolio	12
Investments by Country	12

International Opportunities

Performance	13
Portfolio Commentary	15
Top Ten Holdings	17
Types of Investments in Portfolio	17
Investments by Country	17

Shareholder Fee Examples	18

Financial Statements

Schedule of Investments	20
Statement of Assets and Liabilities	30
Statement of Operations	31
Statement of Changes in Net Assets	32
Notes to Financial Statements	34
Financial Highlights	42

Other Information

Additional Information	48
Index Definitions	49

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stock Performance Made a U-Turn

The global economic slowdown and ongoing credit crisis weighed heavily on the world’s equity markets for the first half of the period, as import and export volumes plummeted, industrial output shrank, and unemployment soared. As a result, stocks remained on the downward track triggered by last fall’s near-collapse of the global financial system.

Midway through the period, however, investor confidence and stock market performance showed an abrupt and surprising rebound. After hitting multi-year lows on March 9, global stocks rallied sharply to finish the six-month period with strong gains. The rebound was triggered by a belief that the global financial system was no longer in imminent danger of collapse.

Prominent central banks, including those in the United States, United Kingdom, and Japan, helped steady investor confidence by launching debt-purchase programs aimed at taming interest rates. Additionally, easy monetary and fiscal policies, including $2.1 trillion in stimulus programs targeting infrastructure development and consumer demand, contributed to improved investor sentiment. Nevertheless, GDP growth remained negative. Shrinking exports weighed on Germany’s economy, where manufacturing output sagged and the unemployment rate climbed. Likewise, reduced output and a deteriorating jobs environment darkened economic prospects for France and the United Kingdom, suggesting an uneven recovery at best.

Emerging Markets Gained as “Riskier” Assets Returned to Favor

With renewed confidence in equities, investors shifted funds toward assets considered “riskier.” Additionally, an uptick in commodity prices coupled with monetary and fiscal stimulus provided support to domestic growth in these economies. As a result, emerging equities performed exceptionally well, reversing some of last year’s significant declines. In China, optimism about the country’s large domestic-oriented stimulus plan helped propel the Shanghai Composite higher, even as declining global export levels remained a concern.

Economic growth seems likely to improve in the second half of the year. However, the economic recovery may not be as robust as the financial markets have discounted. A tug of war between bulls and bears may best characterize the second half of the year.

International Equity Total Returns
For the six months ended May 31, 2009 (in U.S. dollars)*
MSCI EM Index	48.62%	MSCI EAFE Index	15.10%
MSCI EM Growth Index	48.09%	MSCI World Free Index	10.26%
MSCI EAFE Growth Index	13.26%	MSCI EAFE Value Index	16.96%
MSCI Europe Index	14.90%	MSCI Japan Index	9.01%
*Total returns for periods less than one year are not annualized.

2

Performance
International Stock

Total Returns as of May 31, 2009
			Average Annual
			Returns
			Since	Inception
	6 months(1)	1 year	Inception	Date
Investor Class	14.51%	-39.21%	-0.36%	3/31/05
MSCI EAFE Index	15.10%	-36.61%	-0.44%	—
(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

3

International Stock

One-Year Returns Over Life of Class
Periods ended May 31
	2005*	2006	2007	2008	2009
Investor Class	-2.10%	25.91%	25.99%	4.34%	-39.21%
MSCI EAFE Index	-2.30%	28.24%	26.84%	-2.53%	-36.61%
*From 3/31/05, the Investor Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Investor Class	1.51%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

4

Portfolio Commentary
International Stock

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The International Stock portfolio gained 14.51%* for the six months ended May 31, 2009, compared with its benchmark, the MSCI EAFE Index, which advanced 15.10%.

The reporting period began with international stocks suffering the effects of a severe global recession and financial-sector crisis. In early March, stocks plunged to new current-cycle lows, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. Market sentiment and performance reversed course quickly, though, as the numerous and unprecedented actions from global central banks and governments sparked optimism among investors. As a result, stocks rebounded sharply in the second half of the reporting period, to finish the six months with solid gains.

On an absolute basis, all sectors and nearly every country represented in the portfolio and benchmark posted positive returns for the six-month period. Sector allocations accounted for the portfolio’s slight underperformance relative to the benchmark.

France Led Detractors; Italy Topped Contributors

From a country perspective, the portfolio’s holdings in France detracted the most from relative results, followed by positions in Germany and Sweden. Stock selection was the culprit in France and Germany, while an underweight hurt relative performance in Sweden.

At the opposite end of the performance spectrum, Italy made the greatest contribution to portfolio performance. In addition, the portfolio’s performance benefited from our portfolio-only position in Canada and our holdings in the United Kingdom, the portfolio’s largest country weighting.

Canada’s Research In Motion (RIM), the developer of the BlackBerry wireless device, was the portfolio’s top performer for the period. Sales of the company’s touch-screen BlackBerry Storm device, RIM’s answer to Apple’s iPhone, gained traction after RIM resolved several software issues.

*Total returns for periods less than one year are not annualized.

5

International Stock

Materials Sector Lagged

The materials sector represented the portfolio’s largest performance detractor. Our underweight combined with negative stock selection in the metals and mining industry accounted for the bulk of the sector’s underperformance.

Although our overweight to the consumer discretionary sector yielded positive performance, our stock selection—particularly in the textiles, apparel, and luxury goods segment—led to overall lagging results on a relative basis. Similarly, our positive stock selection in the financials sector was offset by negative results from our underweight to the sector—particularly in the capital markets industry.

Energy, Technology Outperform

The top contributors to the portfolio’s relative performance included the energy and information technology sectors. The outperformance primarily was due to stock selection, but our allocations (overweight technology, underweight energy) also helped.

After falling in the first half of the reporting period, oil prices skyrocketed later in the six-month period, and this helped push select energy stocks higher. Our energy holdings showed strong results, led by our overweighted position in Italy’s Saipem, an oil and gas services company.

In addition to the strong results from technology holding RIM, the portfolio benefited from good stock selection in the computer and peripherals area.

Outlook

International Stock primarily invests in companies located in developed countries around the world, excluding the United States. Although we expect further volatility throughout the international stock markets, we will continue to focus on finding companies with sustainable growth characteristics and promising long-term outlooks.

6

International Stock

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
BG Group plc	2.0%	2.5%
ENI SpA	1.9%	2.3%
Nestle SA	1.8%	2.3%
Saipem SpA	1.8%	1.2%
Banco Santander SA	1.8%	1.1%
BHP Billiton Ltd.	1.6%	1.1%
Koninklijke Ahold NV	1.6%	1.4%
Total SA	1.5%	2.1%
iShares MSCI Japan Index Fund	1.5%	1.6%
Muenchener Rueckversicherungs-Gesellschaft AG	1.5%	1.6%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Foreign Common Stocks & Rights	98.8%	99.9%
Temporary Cash Investments	0.6%	0.3%
Other Assets and Liabilities	0.6%	(0.2)%

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
United Kingdom	18.4%	22.9%
Japan	13.8%	15.1%
Switzerland	10.3%	10.9%
Germany	6.7%	7.0%
France	6.1%	8.1%
Italy	5.0%	4.3%
Australia	4.2%	4.5%
Spain	3.4%	3.7%
People’s Republic of China	2.9%	1.0%
Canada	2.8%	3.4%
South Korea	2.7%	0.3%
Brazil	2.6%	1.7%
Ireland	2.3%	1.0%
Netherlands	2.1%	3.2%
Other Countries	15.5%	12.8%
Cash and Equivalents*	1.2%	0.1%
*Includes temporary cash investments and other assets and liabilities.

7

Performance

International Discovery

Total Returns as of May 31, 2009
			Average Annual Returns
					Since	Inception
	6 months(1)	1 year	5 years	10 years	Inception	Date
Investor Class	16.58%	-45.25%	4.85%	6.90%	10.71%	4/1/94
MSCI AC World ex-US
Mid Cap Growth Index	25.28%	-39.84%	4.10%	1.85%	N/A(2)	—
Institutional Class	16.60%	-45.16%	5.06%	7.10%	8.78%	1/2/98
Advisor Class	16.32%	-45.44%	4.58%	6.63%	6.52%	4/28/98

(1)	Total returns for periods less than one year are not annualized.
(2)	Benchmark data first available June 1994.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

International Discovery

One-Year Returns Over 10 Years
Periods ended May 31
	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
Investor Class	63.12%	-20.05%	-7.80%	-8.75%	40.25%	9.25%	58.75%	30.29%	2.43%	-45.25%
MSCI AC World
ex-US Mid Cap
Growth Index	27.56%	-30.19%	-9.75%	-12.63%	39.90%	17.13%	35.27%	32.41%	-3.15%	-39.84%

Total Annual Fund Operating Expenses
Investor Class	Institutional Class	Advisor Class
1.53%	1.33%	1.78%
The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original  cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com.  Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary
International Discovery

Portfolio Managers: Mark Kopinski and Brian Brady

Performance Summary

The International Discovery portfolio gained 16.58%* for the six months ended May 31, 2009, underperforming its benchmark, the MSCI AC World ex-US Mid Cap Growth Index, which advanced 25.28%.

The reporting period began with international stocks suffering the effects of a severe global recession and financial-sector crisis. In early March, stocks plunged to new current-cycle lows, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. Market sentiment and performance reversed course quickly, though, as the numerous and unprecedented actions from global central banks and governments sparked optimism among investors. Stocks rebounded sharply in the second half of the reporting period, to finish the six months with solid gains. Emerging market stocks significantly outperformed their developed-market counterparts, as rising commodity prices in the second half of the reporting period helped boost performance among the natural resources-rich developing markets.

The strong rally that propelled stocks in the second half of the reporting period was primarily driven by former market laggards. In general, these companies outperformed even the higher-quality companies that had been reporting strong earnings growth—the type of companies we tend to favor in our portfolio. This factor accounted for the bulk of the portfolio’s performance shortfall relative to the benchmark.

Japan Led Detractors

From a country perspective, exposure in Japan detracted the most from relative results. Our underweight position helped, but it wasn’t enough to offset the negative impact of stock selection. In addition, our positions in Canada and Spain detracted from performance. Stock selection hurt in Canada, while stock selection combined with an overweighted position were negative influences in Spain.

At the opposite end of the performance spectrum, our positions in China, Brazil, and Norway made the greatest contributions to the portfolio’s relative performance. In each country, stock selection was effective, but our overweighted positions accounted for the bulk of the outperformance.

Consumer, Industrials Stocks Disappointed

The portfolio’s consumer discretionary, industrials, and materials sectors represented the largest detractors to relative performance. In the consumer discretionary sector, stock selection was the primary detractor. In particular, Canadian T-shirt maker Gildan Activewear, the portfolio’s weakest holding,

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

10

International Discovery

tumbled after reporting soft North American demand, which prompted a cut in its full-year profit outlook. Despite the near-term gloom, the company planned to increase production in 2009 in an effort to take market share from weaker competitors.

Stock selection also was the key detractor in the industrials sector. Our portfolio-only position in VT Group, a British defense and services company, was among the portfolio’s worst performers. In addition, Japan’s Nissha Printing Co., an industrial printing company, detracted from results, as the company lowered its fiscal-year profit outlook.

Energy Stocks Outperformed

The top contributors to the portfolio’s relative performance included the energy and information technology sectors. The outperformance primarily was due to stock selection, but our overweight allocations also helped.

After falling in the first half of the reporting period, oil prices skyrocketed later in the six-month period, and this helped push select energy stocks higher. Our energy equipment and services companies showed strong results, led by our overweighted position in Seadrill, an offshore drilling company.

Performance in the information technology sector was led by Shanda Interactive Entertainment, a China-based online game operator. The company’s stock rallied after Shanda reported a sharp rise in net income. Additionally, the company successfully integrated several acquisitions during the past two years, and it has developed a strong pipeline of interactive games it expects to launch by 2012.

The portfolio’s financials sector also outperformed, led by Brazil’s BM&FBOVESPA, the company that operates Brazil’s main securities exchanges. The stock was the portfolio’s top performer for the six-month period, advancing on record trading volumes.

Outlook

International Discovery primarily invests in small- to medium-sized companies located around the world (excluding the United States). Although we expect additional short-term volatility in the international equity markets, we will continue to focus on finding companies we believe have a high likelihood of growing earnings and revenues at improving rates.

11

International Discovery

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Seadrill Ltd.	3.1%	1.4%
BM&FBOVESPA SA	2.7%	—
Tullow Oil plc	2.5%	—
Vedanta Resources plc	2.4%	—
Lonza Group AG	2.3%	2.3%
Precision Drilling Trust	1.9%	—
Melco Crown Entertainment Ltd. ADR	1.9%	—
First Quantum Minerals Ltd.	1.8%	—
Man Group plc	1.8%	—
Shanda Interactive Entertainment Ltd. ADR	1.7%	—

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Foreign Common Stocks	98.3%	97.4%
Temporary Cash Investments	0.3%	2.4%
Other Assets and Liabilities	1.4%	0.2%

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
United Kingdom	16.5%	20.3%
Japan	15.9%	24.7%
People’s Republic of China	7.8%	4.7%
Switzerland	5.6%	6.1%
Canada	5.6%	8.2%
Hong Kong	5.5%	1.9%
Taiwan (Republic of China)	5.3%	1.4%
Brazil	5.1%	1.3%
Germany	3.8%	—
Bermuda	3.1%	3.6%
Australia	3.1%	5.6%
Greece	2.3%	0.2%
Netherlands	2.1%	1.8%
India	2.0%	—
Other Countries	14.6%	17.6%
Cash and Equivalents*	1.7%	2.6%
*Includes temporary cash investments and other assets and liabilities.

12

Performance

International Opportunities

Total Returns as of May 31, 2009
			Average Annual Returns
				Since	Inception
	6 months(1)	1 year	5 years	Inception	Date
Investor Class	21.89%	-38.97%	5.77%	11.20%	6/1/01
MSCI AC World ex-US
Small Cap Growth Index	35.50%	-37.51%	4.47%	4.96%(2)	—
Institutional Class	22.31%	-38.76%	6.03%	15.14%	1/9/03

(1)	Total returns for periods less than one year are not annualized.
(2)	Since 5/31/01, the date nearest the Investor Class’s inception for which data are available.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

13

International Opportunities

One-Year Returns Over Life of Class
Periods ended May 31
	2002*	2003	2004	2005	2006	2007	2008	2009
Investor Class	15.00%	-5.48%	62.50%	22.00%	46.95%	33.53%	-9.36%	-38.97%
MSCI AC World ex-US Small
Cap Growth	-7.91%	-9.72%	42.42%	18.46%	37.58%	29.37%	-5.56%	-37.51%
*From 6/1/01, the Investor Class’s inception date. Index data from 5/31/01, the date nearest the Investor Class’s inception for which data are available.
Not annualized.

Total Annual Fund Operating Expenses
Investor Class	Institutional Class
1.98%	1.78%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. Historically, small company stocks have been more volatile than the stocks of larger, more established companies. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Unless otherwise indicated, performance reflects Investor Class shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus. Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

14

Portfolio Commentary
International Opportunities

Portfolio Managers: Mark Kopinski and Trevor Gurwich

Performance Summary

The International Opportunities portfolio gained 21.89%* for the six months ended May 31, 2009, underperforming its benchmark, the MSCI AC World ex-US Small Cap Growth Index, which advanced 35.50%.

The reporting period began with international stocks suffering the effects of a severe global recession and financial-sector crisis. In early March, stocks plunged to new current-cycle lows, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. Market sentiment and performance reversed course quickly, though, as the numerous and unprecedented actions from global central banks and governments sparked optimism among investors. Stocks rebounded sharply in the second half of the reporting period, to finish the six months with solid gains. Emerging market stocks significantly outperformed their developed-market counterparts, as rising commodity prices in the second half of the reporting period helped boost performance among the natural resources-rich developing markets.

The strong rally that propelled stocks in the second half of the reporting period was primarily driven by former market laggards. In general, these companies outperformed even the higher-quality companies that had been reporting strong earnings growth–the type of companies we tend to favor in our portfolio. This factor accounted for the bulk of the portfolio’s performance shortfall relative to the benchmark

Japan, U.K. Led Country Detractors

From a country perspective, Japan, the portfolio’s largest-weighted country during the period, was the weakest performer. As the Japanese economy deteriorated, several Japan-based companies detracted considerably from performance. In addition, the United Kingdom, the portfolio’s second-largest country position during the period, and Australia posted lagging results. Stock selection was the culprit in each country.

At the opposite end of the performance spectrum, the developing markets of China, India, and Israel made the greatest positive contributions to the portfolio’s relative performance, reflecting the overall stronger results from emerging market stocks. China National Building Material, a China-based cement firm, was among the portfolio’s top performers. The company reported healthy order volumes, as the Chinese government directed stimulus funds toward road and rail projects. The company, a portfolio-only holding, also focused on stabilizing its financial foundation, as it completed a successful share offering, secured a four-year line of credit, and explored sale-leaseback options on its construction equipment.

*All fund returns referenced in this commentary are for Investor Class shares. Total returns for periods less than one year are not annualized.

15

International Opportunities

Industrials, Technology Stocks Lagged

On an absolute basis, all sectors in the portfolio posted positive total returns for the period. Compared with the benchmark, though, only our utilities sector outperformed, primarily due to our portfolio-only position in India’s GVK Power & Infrastructure, an urban infrastructure company.

The industrials, information technology, and energy sectors represented the portfolio’s weakest contributors, due to negative stock selection. In the industrials sector, Japan’s Nissha Printing, an industrial printing company, led the portfolio’s overall detractors, as the company lowered its fiscal-year profit outlook. Additionally, Japan’s Aeon Delight, a building maintenance services company for shopping malls, was also among the portfolio’s worst performers. The company announced its fiscal-year-end results would include a large loss due to the write-down of select securities.

Poor performance in the portfolio’s information technology sector primarily was due to ineffective stock selection among semiconductor and software companies. In the energy sector, our stock picks in the energy equipment and services industry drove the portfolio’s negative results.

Outlook

International Opportunities primarily invests in small-capitalization companies located around the world (excluding the United States). Although we expect to encounter continued volatility in the short term, the International Opportunities team will continue to focus on finding companies we believe exhibit a high likelihood of growing earnings and revenues at improving rates.

16

International Opportunities

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Azimut Holding SpA	2.0%	—
Tecnicas Reunidas SA	1.7%	—
Aquarius Platinum Ltd.	1.7%	—
Premier Oil plc	1.6%	—
Shenzhen Investment Ltd.	1.5%	—
Nexity	1.5%	—
Charter International plc	1.5%	—
Techtronic Industries Co.	1.5%	—
Disco Corp.	1.4%	—
HudBay Minerals, Inc.	1.4%	—

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Foreign Common Stocks & Rights	97.9%	98.6%
Temporary Cash Investments	0.8%	0.1%
Other Assets and Liabilities	1.3%	1.3%

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
United Kingdom	16.1%	17.3%
Japan	15.1%	29.7%
Hong Kong	7.3%	4.4%
Taiwan (Republic of China)	7.3%	1.7%
Canada	6.6%	2.5%
South Korea	6.1%	2.3%
Italy	4.8%	4.8%
People’s Republic of China	4.7%	2.8%
India	3.6%	2.0%
Germany	3.3%	6.6%
Spain	2.7%	4.3%
Australia	2.5%	1.5%
Turkey	2.4%	—
Sweden	2.1%	0.8%
France	2.0%	3.6%
Other Countries	11.3%	14.3%
Cash and Equivalents*	2.1%	1.4%
*Includes temporary cash investments and other assets and liabilities.

17

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

18

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/08	5/31/09	12/1/08 - 5/31/09	Expense Ratio*
International Stock
Actual
Investor Class	$1,000	$1,145.10	$8.08	1.51%
Hypothetical
Investor Class	$1,000	$1,017.40	$7.59	1.51%
International Discovery
Actual
Investor Class	$1,000	$1,165.80	$8.21	1.52%
Institutional Class	$1,000	$1,166.00	$7.13	1.32%
Advisor Class	$1,000	$1,163.20	$9.55	1.77%
Hypothetical
Investor Class	$1,000	$1,017.35	$7.64	1.52%
Institutional Class	$1,000	$1,018.35	$6.64	1.32%
Advisor Class	$1,000	$1,016.11	$8.90	1.77%
International Opportunities
Actual
Investor Class	$1,000	$1,218.90	$11.01	1.99%
Institutional Class	$1,000	$1,223.10	$9.92	1.79%
Hypothetical
Investor Class	$1,000	$1,015.01	$10.00	1.99%
Institutional Class	$1,000	$1,016.01	$9.00	1.79%

*Expenses are equal to the class’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

19

Schedule of Investments
International Stock

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 98.8%			Cie Generale d’Optique
			Essilor International SA	4,687	$ 215,920
AUSTRALIA — 4.2%			Danone SA	3,852	191,934
BHP Billiton Ltd.	36,777	$ 1,033,219	GDF Suez	8,368	329,897
Commonwealth Bank			Legrand SA	2,870	60,787
of Australia	8,791	249,862
			LVMH Moet Hennessy Louis
CSL Ltd.	27,603	646,386	Vuitton SA	1,943	161,533
Origin Energy Ltd.	12,770	151,578	Publicis Groupe	8,231	267,252
Rio Tinto Ltd.	4,153	216,860	Total SA	17,223	996,928
Wesfarmers Ltd.	22,956	394,222			3,949,523
		2,692,127	GERMANY — 6.7%
BELGIUM — 1.3%			Allianz SE	4,226	416,602
Anheuser-Busch InBev NV	23,833	842,377	BASF SE	12,164	513,683
BERMUDA — 0.3%			Bayer AG	4,783	272,352
Seadrill Ltd.	13,027	191,452	Daimler AG	6,982	256,069
BRAZIL — 2.6%			Deutsche Boerse AG	6,320	551,802
Petroleo Brasileiro SA ADR	8,708	383,413	Fresenius Medical Care AG
Redecard SA	27,400	395,487	& Co. KGaA	16,031	671,910
Vale SA Preference Shares	54,000	891,126	K+S AG	1,203	89,576
		1,670,026	Muenchener
CANADA — 2.8%			Rueckversicherungs-
Canadian National			Gesellschaft AG	6,781	951,436
Railway Co.	10,281	442,504	SAP AG	7,725	332,564
EnCana Corp.	7,455	413,231	Wacker Chemie AG	2,048	256,360
Precision Drilling Trust	11,641	68,135			4,312,354
Research In Motion Ltd.(1)	11,552	908,449	GREECE — 1.5%
		1,832,319	National Bank
			of Greece SA(1)	33,941	939,393
CZECH REPUBLIC — 0.2%
CEZ AS	3,495	157,898	HONG KONG — 1.6%
DENMARK — 1.7%			Hang Seng Bank Ltd.	20,900	300,331
Novo Nordisk A/S B Shares	10,004	520,939	Li & Fung Ltd.	104,000	279,829
Vestas Wind Systems A/S(1)	7,805	571,142	Link Real Estate
			Investment Trust (The)	216,000	424,864
		1,092,081			1,005,024
FINLAND — 0.6%			INDIA — 1.2%
Nokia Oyj	23,264	356,317	Housing Development
FRANCE — 6.1%			Finance Corp. Ltd.	4,397	203,692
Air Liquide SA	4,596	427,526	ICICI Bank Ltd. ADR	8,981	279,668
ALSTOM SA	3,641	231,285	Larsen & Toubro Ltd.	8,775	261,480
BNP Paribas	10,452	726,661			744,840
Cie Generale des			INDONESIA — 0.2%
Etablissements Michelin,
Class B	5,587	339,800	PT Bank Rakyat Indonesia	160,000	97,691

20

International Stock

	Shares	Value		Shares	Value
IRELAND — 2.3%			LUXEMBOURG — 1.7%
CRH plc	16,429	$ 389,115	Millicom International
Experian plc	94,004	696,102	Cellular SA(1)	8,080	$ 490,456
Ryanair Holdings plc ADR(1)	14,356	418,047	SES SA Fiduciary
			Depositary Receipt	31,489	630,096
		1,503,264
					1,120,552
ISRAEL — 1.1%
			MEXICO — 0.3%
Teva Pharmaceutical
Industries Ltd. ADR	16,028	743,058	America Movil SAB de CV
			ADR, Series L	4,992	191,343
ITALY — 5.0%
			MULTI-NATIONAL — 0.5%
ENI SpA	50,366	1,219,248
			iShares MSCI EAFE
Intesa Sanpaolo SpA(1)	116,910	422,920	Index Fund	3,408	161,539
Luxottica Group SpA(1)	2,749	57,244	iShares MSCI Emerging
Saipem SpA	46,083	1,176,834	Markets Index Fund	5,052	168,030
Snam Rete Gas SpA	88,651	383,943			329,569
		3,260,189	NETHERLANDS — 2.1%
JAPAN — 13.8%			ASML Holding NV	9,917	204,594
Benesse Corp.	9,400	395,148	Koninklijke Ahold NV	82,972	1,006,191
Central Japan Railway Co.	42	269,166	Koninklijke KPN NV	12,076	158,870
Daikin Industries Ltd.	4,000	123,651			1,369,655
Daito Trust			PEOPLE’S REPUBLIC OF CHINA — 2.9%
Construction Co. Ltd.	5,200	236,043	Baidu, Inc. ADR(1)	775	204,561
FAST RETAILING CO. LTD.	1,900	225,738	China Merchants Bank Co.
Honda Motor Co. Ltd.	22,900	664,745	Ltd. H Shares	193,050	395,661
HOYA Corp.	15,300	320,530	Ctrip.com International
iShares MSCI Japan			Ltd. ADR	6,803	278,583
Index Fund	103,812	972,718	iShares FTSE/Xinhua China
Japan Steel			25 Index Fund	6,182	230,836
Works Ltd. (The)	33,000	431,106	NetEase.com, Inc. ADR(1)	8,432	291,578
Kurita Water Industries Ltd.	9,000	249,439	Shanda Interactive
Mitsubishi Corp.	34,700	658,529	Entertainment Ltd. ADR(1)	1,273	73,350
Mitsubishi Estate Co. Ltd.	21,000	346,291	Tencent Holdings Ltd.	35,800	400,997
Mitsubishi UFJ Financial					1,875,566
Group, Inc.	89,800	566,666	SINGAPORE — 0.6%
Murata Manufacturing			United Overseas Bank Ltd.	38,000	375,951
Co. Ltd.	6,900	295,154	SOUTH KOREA — 2.7%
Nidec Corp.	5,500	316,275	Hyundai Motor Co.	8,481	472,139
Nintendo Co. Ltd.	500	135,837	KB Financial Group, Inc.(1)	4,287	139,037
Nitori Co. Ltd.	5,550	336,753	POSCO	1,105	370,416
Rakuten, Inc.	1,273	700,076	Samsung Electronics
SMC Corp.	3,100	331,382	Co. Ltd.	1,732	776,589
SOFTBANK CORP.	21,600	394,722			1,758,181
Sony Financial Holdings, Inc.	110	321,483	SPAIN — 3.4%
Sumitomo Mitsui Financial			Banco Santander SA	107,846	1,162,727
Group, Inc.	700	27,095	Indra Sistemas SA	13,387	305,070
Terumo Corp.	6,900	289,940	Telefonica SA	34,525	745,793
Unicharm Corp.	4,200	293,422			2,213,590
		8,901,909

21

International Stock

	Shares	Value		Shares	Value
SWEDEN — 0.6%			Carnival plc	17,382	$ 452,751
Electrolux AB(1)	10,023	$ 128,151	Cobham plc	56,274	162,879
H & M Hennes & Mauritz AB			Compass Group plc	112,098	648,719
B Shares	4,855	231,888	GlaxoSmithKline plc	29,666	500,041
		360,039	HSBC Holdings plc	99,767	896,892
SWITZERLAND — 10.3%			Intercontinental Hotels
ABB Ltd.(1)	24,533	404,336	Group plc	14,921	158,973
Actelion Ltd.(1)	5,896	305,017	Kingfisher plc	151,038	436,044
Adecco SA	9,269	404,454	Man Group plc	33,842	134,041
Credit Suisse Group AG	15,011	671,761	Next plc	9,458	225,000
Julius Baer Holding AG	18,606	792,771	Reckitt Benckiser Group plc	18,643	808,720
Lonza Group AG	3,041	314,424	Reed Elsevier plc	788	6,397
Nestle SA	32,598	1,184,562	Scottish & Southern
Novartis AG	19,579	782,793	Energy plc	46,478	877,776
Roche Holding AG	5,724	781,105	Standard Chartered plc	12,775	260,915
SGS SA	219	274,121	Tesco plc	152,969	906,375
Syngenta AG	2,989	727,657	TUI Travel plc	46,365	187,728
		6,643,001	Vodafone Group plc	271,692	511,296
TAIWAN (REPUBLIC OF CHINA) — 1.6%					11,887,830
			TOTAL COMMON STOCKS
AU Optronics Corp. ADR	48,878	507,842	(Cost $60,048,163)		63,822,977
Taiwan Semiconductor
Manufacturing Co. Ltd. ADR	37,002	404,802	Temporary Cash Investments — 0.6%
Wistron Corp.	96,000	152,557	JPMorgan U.S. Treasury
		1,065,201	Plus Money Market Fund
TURKEY — 0.5%			Agency Shares	77,932	77,932
Turkiye Garanti			Repurchase Agreement, Goldman Sachs
Bankasi AS(1)	134,551	340,657	Group, Inc., (collateralized by various U.S.
UNITED KINGDOM — 18.4%			Treasury obligations, 4.75%, 2/15/37, valued
			at $306,841), in a joint trading account
Admiral Group plc	31,304	437,053	at 0.10%, dated 5/29/09, due 6/1/09
AMEC plc	18,157	198,583	(Delivery value $300,003)		300,000
AstraZeneca plc	13,903	579,556	TOTAL TEMPORARY
Autonomy Corp. plc(1)	13,715	343,597	CASH INVESTMENTS
			(Cost $377,932)		377,932
Barclays plc	48,920	235,835	TOTAL INVESTMENT
BG Group plc	70,550	1,292,913	SECURITIES — 99.4%
British American			(Cost $60,426,095)		64,200,909
Tobacco plc	12,017	328,263	OTHER ASSETS
British Sky Broadcasting			AND LIABILITIES — 0.6%		361,456
Group plc	75,055	541,486	TOTAL NET ASSETS — 100.0%		$64,562,365
Cadbury plc	7,206	62,985
Capita Group plc (The)	59,739	693,012

22

International Stock

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Financials	20.6%	EAFE = Europe, Australasia, and Far East
Consumer Discretionary	12.5%	FTSE = Financial Times Stock Exchange
Industrials	10.3%	MSCI = Morgan Stanley Capital International
Health Care	10.3%	(1) Non-income producing.
Information Technology	9.8%
Energy	9.4%
Consumer Staples	9.3%	See Notes to Financial Statements.
Materials	7.6%
Telecommunication Services	3.9%
Utilities	2.7%
Diversified	2.4%
Cash and Equivalents*	1.2%
*Includes temporary cash investments and other assets and liabilities.

23

International Discovery

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 98.3%			GERMANY — 3.8%
			Infineon Technologies AG(1)	1,610,300	$ 5,118,562
AUSTRALIA — 3.1%
Arrow Energy Ltd(1)	1,645,200	$ 4,966,244	Solarworld AG	166,500	5,208,923
			United Internet AG(1)	647,200	8,321,638
CSL Ltd.	367,400	8,603,487
Nufarm Ltd.	926,804	9,148,718	Wacker Chemie AG	108,500	13,581,587
Tatts Group Ltd.	1,692,800	3,324,394			32,230,710
		26,042,843	GREECE — 2.3%
AUSTRIA — 0.5%			OPAP SA	157,400	4,863,154
Andritz AG	111,900	4,562,447	Piraeus Bank SA(1)	913,500	10,581,145
BELGIUM — 1.1%			Public Power Corp. SA	185,800	4,219,948
Bekaert SA	49,202	5,008,791			19,664,247
Colruyt SA	19,500	4,596,097	HONG KONG — 5.5%
		9,604,888	China Everbright Ltd.	3,516,000	8,485,695
BERMUDA — 3.1%			Hengan International
			Group Co. Ltd.	402,000	1,836,490
Seadrill Ltd.	1,792,100	26,337,758
			Link Real Estate Investment
BRAZIL — 5.1%			Trust (The)	2,435,000	4,789,559
Aracruz Celulose SA ADR(1)	540,100	9,230,309	Melco Crown Entertainment
BM&FBOVESPA SA	3,935,500	22,561,720	Ltd. ADR(1)	2,606,600	15,691,732
Global Village Telecom			Nine Dragons Paper
Holding SA(1)	377,200	6,347,373	Holdings Ltd.	10,519,000	7,647,646
MMX Mineracao			Wing Hang Bank Ltd.	869,000	7,854,352
e Metalicos SA(1)	908,900	3,113,431			46,305,474
Natura Cosmeticos SA	160,800	2,072,519	HUNGARY — 0.6%
		43,325,352	OTP Bank plc(1)	303,100	5,399,061
CANADA — 5.6%			INDIA — 2.0%
Agnico-Eagle Mines Ltd.	92,700	5,730,546	Aban Offshore Ltd.	296,764	5,707,210
Eldorado Gold Corp.(1)	296,000	2,933,565	Housing Development &
Ensign Energy Services, Inc.	124,000	1,886,549	Infrastructure Ltd.	701,500	4,242,000
First Quantum Minerals Ltd.	351,000	15,637,866	India Fund, Inc. (The)	60,500	1,777,490
Precision Drilling Trust	2,782,171	16,303,522	Maruti Suzuki India Ltd.	220,500	4,813,304
SNC-Lavalin Group, Inc.	140,600	5,044,472			16,540,004
		47,536,520	INDONESIA — 1.0%
DENMARK — 0.7%			PT Bumi Resources Tbk	42,891,000	8,201,952
FLSmidth & Co. A/S(1)	100,700	3,745,725	IRELAND — 1.0%
Genmab A/S(1)	56,700	2,102,291	Experian plc	1,102,700	8,165,526
		5,848,016	JAPAN — 15.9%
FINLAND — 0.6%			Aisin Seiki Co. Ltd.	413,400	8,248,893
KONE Oyj B Shares	179,300	5,446,451	Benesse Corp.	93,900	3,947,273
FRANCE — 1.8%			Credit Saison Co. Ltd.	567,500	7,670,404
Iliad SA	52,100	5,802,739	Japan Steel
Publicis Groupe	304,000	9,870,548	Works Ltd. (The)	804,000	10,503,309
		15,673,287	JGC Corp.	349,000	5,832,800
			Jupiter Telecommunications
			Co. Ltd.	4,700	3,468,657

24

International Discovery

	Shares	Value		Shares	Value
Marubeni Corp.	2,390,000	$ 10,859,179	Shanda Interactive
Mitsubishi Gas			Entertainment Ltd. ADR(1)	249,700	$ 14,387,714
Chemical Co., Inc.	712,000	4,066,719	Sino-Ocean Land
NGK Insulators Ltd.	364,000	6,512,862	Holdings Ltd.	9,125,000	9,378,036
Nippon Electric			Suntech Power
Glass Co. Ltd.	706,000	6,859,928	Holdings Co. Ltd. ADR(1)	341,700	5,583,378
Nitto Denko Corp.	208,300	5,847,830			65,712,069
NSK Ltd.	1,347,000	6,537,690	PERU — 0.2%
ORIX Corp.	135,700	8,568,481	Credicorp Ltd.	27,300	1,644,006
Rakuten, Inc.	5,800	3,189,664	SINGAPORE(2)
Shinko Electric			Yanlord Land Group Ltd.	88,000	134,097
Industries Co. Ltd.	354,200	4,078,640	SOUTH KOREA — 1.3%
Shionogi & Co. Ltd.	430,000	8,494,589	Hynix Semiconductor, Inc.(1)	362,200	3,770,794
Sumco Corp.	413,100	6,400,324	Kia Motors Corp.(1)	323,100	3,099,357
Sumitomo Heavy			NHN Corp.(1)	23,900	3,808,916
Industries Ltd.	1,032,000	4,345,687			10,679,067
Tokyo Steel
Manufacturing Co. Ltd.	406,800	4,798,953	SPAIN — 1.9%
Toyota Tsusho Corp.	291,200	4,060,729	Abengoa SA	203,500	5,082,327
Trend Micro, Inc.	149,500	4,966,074	EDP Renovaveis SA(1)	835,000	8,856,530
Yamada Denki Co. Ltd.	92,300	5,285,772	Indra Sistemas SA	107,000	2,438,368
		134,544,457			16,377,225
LUXEMBOURG — 0.9%			SWEDEN — 1.7%
Millicom International			ASSA ABLOY AB, Class B	297,200	3,924,520
Cellular SA(1)	122,000	7,405,400	Modern Times Group AB,
MEXICO — 0.5%			Class B	190,800	5,659,881
Kimberly-Clark de Mexico			Swedish Match AB	300,500	4,829,637
SAB de CV, Class A	1,103,300	4,263,435			14,414,038
NETHERLANDS — 2.1%			SWITZERLAND — 5.6%
ASML Holding NV	346,100	7,140,251	Actelion Ltd.(1)	90,700	4,692,179
Fugro NV CVA	39,500	1,652,288	Adecco SA	194,800	8,500,130
Koninklijke Vopak NV(1)	117,700	5,861,968	Geberit AG	68,200	8,418,885
QIAGEN NV(1)	180,100	3,202,023	Lonza Group AG	185,100	19,138,397
		17,856,530	STMicroelectronics NV	943,300	7,014,802
NORWAY — 0.3%					47,764,393
Pronova BioPharma ASA(1)	1,001,800	2,948,137	TAIWAN (REPUBLIC OF CHINA) — 5.3%
PEOPLE’S REPUBLIC OF CHINA — 7.8%			Acer, Inc.	4,917,000	8,971,917
Anhui Conch Cement Co.			Asia Cement Corp.	6,695,000	7,577,054
Ltd. H Shares	1,434,000	10,319,612	Catcher Technology Co. Ltd.	1,669,000	4,758,537
China High Speed			Coretronic Corp.	3,689,000	4,491,096
Transmission Equipment			iShares MSCI Taiwan
Group Co. Ltd.	2,096,000	4,445,855	Index Fund	215,900	2,435,352
Dongfeng Motor Group Co.			Siliconware Precision
Ltd. H Shares	7,934,000	7,641,605	Industries Co. ADR	487,900	3,610,460
Foxconn International			Wistron Corp.	6,019,000	9,565,003
Holdings Ltd.(1)	11,800,000	8,460,912
			Yuanta Financial
Guangzhou R&F Properties			Holding Co. Ltd.	4,417,000	3,316,099
Co. Ltd. H Shares	2,400,000	5,494,957			44,725,518

25

International Discovery

	Shares	Value	Market Sector Diversification
TURKEY — 0.5%			(as a % of net assets)
Asya Katilim Bankasi AS(1)	3,422,700	$ 4,072,245	Industrials	17.9%
UNITED KINGDOM — 16.5%			Financials	16.0%
Amlin plc	1,277,600	7,274,307	Materials	14.4%
Ashmore Group plc	1,122,700	3,819,547	Information Technology	14.0%
Autonomy Corp. plc(1)	167,200	4,188,798	Consumer Discretionary	12.6%
Balfour Beatty plc	501,000	2,756,871	Energy	10.4%
Berkeley Group			Health Care	5.8%
Holdings plc(1)	394,800	5,711,599	Telecommunication Services	3.0%
Carphone Warehouse			Consumer Staples	2.1%
Group plc	4,747,100	12,987,133	Utilities	1.6%
G4S plc	1,223,300	4,189,364	Diversified	0.5%
Inmarsat plc	742,400	6,202,660	Cash and Equivalents*	1.7%
Invensys plc(1)	2,840,500	10,781,638
			*Includes temporary cash investments and other assets and liabilities.
Johnson Matthey plc	119,600	2,340,267
Man Group plc	3,780,600	14,974,114	Notes to Schedule of Investments
Next plc	108,300	2,576,387	ADR = American Depositary Receipt
Petrofac Ltd.	327,200	3,515,097	CVA = Certificaten Van Aandelen
Premier Oil plc(1)	228,600	4,239,118	MSCI = Morgan Stanley Capital International
Serco Group plc	1,067,900	6,984,410	(1) Non-income producing.
Tullow Oil plc	1,308,300	21,140,275	(2) Category is less than 0.05% of total net assets.
Vedanta Resources plc	787,400	20,400,205
VT Group plc	756,900	5,732,780
		139,814,570	See Notes to Financial Statements.
TOTAL COMMON STOCKS
(Cost $654,268,840)		833,239,723

Temporary Cash Investments — 0.3%
Repurchase Agreement, Goldman Sachs
Group, Inc., (collateralized by various U.S.
Treasury obligations, 4.75%, 2/15/37, valued
at $2,454,724), in a joint trading account
at 0.10%, dated 5/29/09, due 6/1/09
(Delivery value $2,400,020)
(Cost $2,400,000)		2,400,000
TOTAL INVESTMENT
SECURITIES — 98.6%
(Cost $656,668,840)		835,639,723
OTHER ASSETS
AND LIABILITIES — 1.4%		12,091,657
TOTAL NET ASSETS — 100.0%		$847,731,380

26

International Opportunities

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks & Rights — 97.9%			HONG KONG — 7.3%
			China Everbright
AUSTRALIA — 2.5%			International Ltd.	1,163,000	$ 373,480
JB Hi-Fi Ltd.	40,403	$ 407,341	Comba Telecom Systems
PanAust Ltd.(1)	2,836,636	832,170	Holdings Ltd.	800,800	418,329
Sino Gold Mining Ltd.(1)	111,944	586,113	Hengan International
		1,825,624	Group Co. Ltd.	74,000	338,060
AUSTRIA — 0.8%			Ju Teng International
bwin Interactive			Holdings Ltd.	820,000	503,435
Entertainment AG(1)	13,420	544,277	Melco International
			Development Ltd.(1)	1,025,000	761,958
BELGIUM — 1.3%
Nyrstar(1)	61,606	563,234	Shenzhen Investment Ltd.	2,558,000	1,112,950
			Techtronic Industries Co.	1,420,000	1,069,362
Telenet Group Holding NV(1)	18,357	365,805
			Xinyi Glass Holdings Co. Ltd.	946,000	717,979
		929,039
					5,295,553
BRAZIL — 0.7%
			INDIA — 3.6%
Votorantim Celulose
e Papel SA ADR			Dabur India Ltd.	136,975	321,338
Preference Shares(1)	45,794	543,575	GVK Power &
CANADA — 6.6%			Infrastructure Ltd.(1)	833,392	813,567
Equinox Minerals Ltd.(1)	326,254	806,857	Housing Development &
			Infrastructure Ltd.	112,227	678,642
Gran Tierra Energy, Inc.(1)	142,607	433,525
			Voltas Ltd.	371,216	780,379
HudBay Minerals, Inc.(1)	138,894	1,020,316
					2,593,926
Petrominerales Ltd.(1)	33,480	383,329	INDONESIA — 0.1%
Precision Drilling Trust	154,140	902,180	PT Perusahaan Perkebunan
Stantec, Inc.(1)	27,543	716,232	London Sumatra
SXC Health			Indonesia Tbk	163,500	91,994
Solutions Corp.(1)	20,225	499,627	IRELAND — 1.8%
		4,762,066	C&C Group plc	226,172	721,684
DENMARK — 0.5%			Paddy Power plc	22,806	554,246
Rockwool International A/S,					1,275,930
Class B	4,743	373,787	ISRAEL — 1.0%
FRANCE — 2.0%			Elbit Systems Ltd.	12,022	735,348
Groupe Steria SCA	18,931	381,183	ITALY — 4.8%
Nexity	31,166	1,074,159	Amplifon SpA(1)	159,625	618,947
		1,455,342	Ansaldo STS SpA	30,113	507,765
GERMANY — 3.3%			Azimut Holding SpA	156,569	1,474,600
Centrotherm			DiaSorin SpA	12,622	320,917
Photovoltaics AG(1)	16,535	747,870
			Gruppo Editoriale
Kloeckner & Co. AG	17,263	350,442	L’Espresso SpA(1)	293,332	547,324
Phoenix Solar AG	14,032	724,660			3,469,553
Wirecard AG(1)	58,131	529,176
		2,352,148

27

International Opportunities

	Shares	Value		Shares	Value
JAPAN — 15.1%			SOUTH AFRICA — 1.7%
Aeon Delight Co. Ltd.	20,900	$ 323,913	Aquarius Platinum Ltd.	254,352	$ 1,263,911
Autobacs Seven Co. Ltd.	16,600	555,415	SOUTH KOREA — 6.1%
Capcom Co. Ltd.	18,700	365,597	CJ Internet Corp.	24,461	362,486
CyberAgent, Inc.	458	335,385	CJ O Shopping Co. Ltd.	7,172	498,393
Disco Corp.	29,400	1,040,940	DigiTech Systems Co. Ltd.(1)	34,522	707,060
Exedy Corp.	34,900	681,750	Humax Co. Ltd.	57,070	618,946
F.C.C. Co. Ltd.	36,400	458,830	KIWOOM Securities Co. Ltd.	13,450	562,844
Horiba Ltd.	38,000	931,053	MegaStudy Co. Ltd.	4,078	728,250
Kakaku.com, Inc.	196	727,706	Taewoong Co. Ltd.	6,183	567,511
Nabtesco Corp.	109,000	978,761	Woongjin Thinkbig Co. Ltd.	21,680	360,111
Nichii Gakkan Co.	38,800	329,541			4,405,601
Nifco, Inc.	27,000	359,476	SPAIN — 2.7%
Nippo Corp.	56,000	510,846	Antena 3 de Television SA	42,355	299,810
Shinko Plantech Co. Ltd.	62,000	589,512	Construcciones y Auxiliar de
THK Co. Ltd.	20,900	315,621	Ferrocarriles SA	857	367,154
Toyo Engineering Corp.	189,000	677,505	Tecnicas Reunidas SA(1)	28,487	1,264,900
Tsumura & Co.	6,000	179,053			1,931,864
Ulvac, Inc.	25,200	514,351	SWEDEN — 2.1%
Unicharm Petcare Corp.	18,300	527,168	Autoliv, Inc. SDR	27,877	778,539
Union Tool Co.	20,200	527,845	Loomis AB B Shares	36,085	384,857
		10,930,268	Modern Times Group AB,
MALAYSIA — 0.9%			Class B	10,861	322,180
IJM Corp. Bhd	408,400	661,576			1,485,576
NETHERLANDS — 1.3%			TAIWAN (REPUBLIC OF CHINA) — 7.3%
ARCADIS NV	22,037	345,536	Catcher Technology Co. Ltd.	193,000	550,268
BinckBank NV	43,819	565,967	Cheng Shin Rubber
			Industry Co. Ltd.	297,000	502,961
		911,503	Coretronic Corp.	324,000	394,447
NORWAY — 1.2%			Goldsun Development &
Marine Harvest ASA(1)	617,917	364,358	Construction Co. Ltd.	1,319,000	736,755
TGS Nopec			Huaku Development Co. Ltd.	295,000	808,705
Geophysical Co. ASA(1)	50,199	499,339
			Kinsus Interconnect
		863,697	Technology Corp.	358,000	652,434
PEOPLE’S REPUBLIC OF CHINA — 4.7%			Radiant
China National Building			Opto-Electronics Corp.	367,000	418,189
Material Co. Ltd. H Shares	462,000	1,012,708	Shin Zu Shing Co. Ltd.	118,000	567,880
China Shanshui Cement			WPG Holdings Co. Ltd.	580,000	620,653
Group Ltd.	854,000	529,953			5,252,292
Shandong Weigao Group
Medical Polymer Co. Ltd.			TURKEY — 2.4%
H Shares	136,000	326,276	Tofas Turk Otomobil
Yingli Green Energy			Fabrikasi AS	468,395	771,933
Holding Co. Ltd.(1)	71,647	917,082	Turkiye Vakiflar Bankasi Tao,
			Class D(1)	707,666	992,896
Zhuzhou CSR Times Electric
Co. Ltd. H Shares	428,000	627,819			1,764,829
		3,413,838

28

International Opportunities

	Shares	Value	Market Sector Diversification
UNITED KINGDOM — 16.1%			(as a % of net assets)
Acergy SA	88,469	$ 896,924	Industrials	25.2%
Afren plc(1)	944,766	770,675	Consumer Discretionary	17.8%
Autonomy Corp. plc(1)	16,145	404,475	Information Technology	14.3%
Babcock International			Energy	11.6%
Group plc	44,882	336,355	Materials	11.4%
Charter International plc	124,203	1,073,149	Financials	9.5%
Chemring Group plc	10,290	335,281	Consumer Staples	3.3%
Cookson Group plc(1)	89,058	395,563	Health Care	3.2%
CSR plc(1)	95,296	542,746	Utilities	1.1%
Dana Petroleum plc(1)	46,013	984,062	Telecommunication Services	0.5%
Intertek Group plc	29,909	508,536	Cash and Equivalents*	2.1%
Michael Page			*Includes temporary cash investments and other assets and liabilities.
International plc	177,069	737,964
Micro Focus			Notes to Schedule of Investments
International plc	101,266	650,108	ADR = American Depositary Receipt
Petrofac Ltd.	45,259	486,216	SDR = Swedish Depositary Receipt
Premier Oil plc(1)	61,400	1,138,591	(1) Non-income producing.
Rightmove plc	122,264	697,895
Travis Perkins plc	59,147	519,104
Travis Perkins plc Rights(1)	41,402	114,430	See Notes to Financial Statements.
Tullett Prebon plc	145,029	697,210
Weir Group plc (The)	44,534	371,881
		11,661,165
TOTAL COMMON STOCKS & RIGHTS
(Cost $54,238,985)		70,794,282

Temporary Cash Investments — 0.8%
JPMorgan U.S. Treasury
Plus Money Market Fund
Agency Shares	98,741	98,741
Repurchase Agreement, Goldman Sachs
Group, Inc., (collateralized by various U.S.
Treasury obligations, 4.75%, 2/15/37, valued
at $511,401), in a joint trading account
at 0.10%, dated 5/29/09, due 6/1/09
(Delivery value $500,004)		500,000
TOTAL TEMPORARY
CASH INVESTMENTS
(Cost $598,741)		598,741
TOTAL INVESTMENT
SECURITIES — 98.7%
(Cost $54,837,726)		71,393,023
OTHER ASSETS
AND LIABILITIES — 1.3%		924,026
TOTAL NET ASSETS — 100.0%		$72,317,049

29

Statement of Assets and Liabilities

MAY 31, 2009 (UNAUDITED)
	International	International	International
	Stock	Discovery	Opportunities
Assets
Investment securities, at value (cost of $60,426,095,
$656,668,840 and $54,837,726, respectively)	$64,200,909	$835,639,723	$71,393,023
Foreign currency holdings, at value (cost of $10,581,
$1,032,450 and $90,470, respectively)	17,928	1,033,129	89,985
Receivable for investments sold	1,717,080	32,480,451	4,713,750
Receivable for capital shares sold	34,527	283,256	96,046
Dividends and interest receivable	267,802	2,107,660	290,647
Other assets	416	110,364	13,598
	66,238,662	871,654,583	76,597,049

Liabilities
Disbursements in excess of demand deposit cash	17,018	156,531	10,870
Payable for investments purchased	1,562,621	21,997,161	4,155,814
Payable for capital shares redeemed	18,576	348,392	2,335
Accrued management fees	78,082	994,110	110,981
Distribution and service fee payable	—	1,613	—
Accrued foreign taxes	—	425,396	—
	1,676,297	23,923,203	4,280,000

Net Assets	$64,562,365	$847,731,380	$72,317,049

Net Assets Consist of:
Capital (par value and paid-in surplus)	$ 92,065,464	$1,363,363,721	$118,416,504
Undistributed net investment income	601,294	1,914,490	38,493
Accumulated net realized loss on investment and
foreign currency transactions	(31,898,358)	(696,208,226)	(62,703,084)
Net unrealized appreciation on investments and
translation of assets and liabilities in foreign currencies	3,793,965	178,661,395	16,565,136
	$ 64,562,365	$ 847,731,380	$ 72,317,049

Investor Class, $0.01 Par Value
Net assets	$64,562,365	$772,598,721	$72,289,585
Shares outstanding	7,073,044	107,052,794	16,028,166
Net asset value per share	$9.13	$7.22	$4.51

Institutional Class, $0.01 Par Value
Net assets	N/A	$67,217,082	$27,464
Shares outstanding	N/A	9,206,247	6,042
Net asset value per share	N/A	$7.30	$4.55

Advisor Class, $0.01 Par Value
Net assets	N/A	$7,915,577	N/A
Shares outstanding	N/A	1,119,123	N/A
Net asset value per share	N/A	$7.07	N/A

See Notes to Financial Statements.

30

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)
	International	International	International
	Stock	Discovery	Opportunities
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $116,925,
$751,710 and $64,323, respectively)	$1,054,752	$ 7,677,006	$ 636,562
Interest	140	9,362	3,154
Securities lending, net	—	53,210	3,770
	1,054,892	7,739,578	643,486

Expenses:
Management fees	434,221	5,538,208	603,537
Distribution and service fees	—	9,982	—
Directors’ fees and expenses	1,068	13,872	1,137
Other expenses	1,233	5,058	319
	436,522	5,567,120	604,993

Net investment income (loss)	618,370	2,172,458	38,493

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions (net of foreign taxes accrued
of $–, $(60,763) and $–, respectively)	(10,516,237)	(171,862,945)	(11,876,315)
Foreign currency transactions	(2,371,534)	(37,664,310)	(3,823,371)
	(12,887,771)	(209,527,255)	(15,699,686)

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign taxes accrued of
$–, $425,397 and $–, respectively)	13,479,873	242,232,674	21,054,816
Translation of assets and liabilities in foreign currencies	6,726,700	82,303,687	7,445,988
	20,206,573	324,536,361	28,500,804

Net realized and unrealized gain (loss)	7,318,802	115,009,106	12,801,118

Net Increase (Decrease) in Net Assets
Resulting from Operations	$7,937,172	$117,181,564	$12,839,611

See Notes to Financial Statements.

31

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2008
	International Stock		International Discovery
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 618,370	$ 1,256,435	$ 2,172,458	$ 7,979,262
Net realized gain (loss)	(12,887,771)	(18,600,496)	(209,527,255)	(483,272,867)
Change in net unrealized
appreciation (depreciation)	20,206,573	(46,228,444)	324,536,361	(561,643,872)
Net increase (decrease) in net assets
resulting from operations	7,937,172	(63,572,505)	117,181,564	(1,036,937,477)

Distributions to Shareholders
From net investment income:
Investor Class	(936,365)	(1,082,682)	(6,272,184)	(6,356,563)
Institutional Class	—	—	(623,698)	(874,387)
Advisor Class	—	—	(57,588)	(6,979)
From net realized gains:
Investor Class	—	(5,805,544)	—	(394,844,373)
Institutional Class	—	—	—	(32,915,911)
Advisor Class	—	—	—	(1,442,399)
Decrease in net assets from distributions	(936,365)	(6,888,226)	(6,953,470)	(436,440,612)

Capital Share Transactions
Net increase (decrease) in net assets
from capital share transactions	(2,352,063)	(14,439,277)(1)	(42,090,546)	346,302,568(1)

Redemption Fees
Increase in net assets
from redemption fees	1,576	—(1)	117,357	—(1)

Net increase (decrease) in net assets	4,650,320	(84,900,008)	68,254,905	(1,127,075,521)

Net Assets
Beginning of period	59,912,045	144,812,053	779,476,475	1,906,551,996
End of period	$64,562,365	$ 59,912,045	$847,731,380	$ 779,476,475

Undistributed net investment income	$601,294	$919,289	$1,914,490	$6,695,502
(1) Capital share transactions for the year ended November 30, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

32

SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2008
	International Opportunities
Increase (Decrease) in Net Assets	2009	2008
Operations
Net investment income (loss)	$ 38,493	$ 1,066,415
Net realized gain (loss)	(15,699,686)	(46,449,501)
Change in net unrealized appreciation (depreciation)	28,500,804	(60,312,691)
Net increase (decrease) in net assets resulting from operations	12,839,611	(105,695,777)

Distributions to Shareholders
From net investment income:
Investor Class	—	(1,005,979)
Institutional Class	—	(33,311)
From net realized gains:
Investor Class	—	(48,940,313)
Institutional Class	—	(1,080,457)
Decrease in net assets from distributions	—	(51,060,060)

Capital Share Transactions
Net increase (decrease) in net assets from capital share transactions	(7,308,843)	6,871,665(1)

Redemption Fees
Increase in net assets from redemption fees	280	—(1)

Net increase (decrease) in net assets	5,531,048	(149,884,172)

Net Assets
Beginning of period	66,786,001	216,670,173
End of period	$ 72,317,049	$ 66,786,001

Undistributed net investment income	$38,493	—
(1) Capital share transactions for the year ended November 30, 2008 were net of redemption fees (Note 4).

See Notes to Financial Statements.

33

Notes to Financial Statements

MAY 31, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. International Stock Fund (International Stock), International Discovery Fund (International Discovery) and International Opportunities Fund (International Opportunities) (collectively, the funds) are three funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek capital growth. The funds pursue their objective by investing primarily in equity securities of foreign companies. International Stock primarily invests in securities of issuers in developed foreign countries that are large-sized companies, although it may invest in companies of any size. International Discovery primarily invests in securities of issuers in developed or emerging market countries that are small- to medium-sized companies at the time of purchase. International Opportunities primarily invests in securities of issuers in developed or emerging market countries that are small-sized companies at the time of purchase. The following is a summary of the funds’ significant accounting policies.

Multiple Class — International Stock is authorized to issue the Investor Class. International Discovery is authorized to issue the Investor Class, the Institutional Class and the Advisor Class. International Opportunities is authorized to issue the Investor Class and the Institutional Class. The share classes differ principally in their respective distribution and shareholder servicing expenses and arrangements. All shares of the funds represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the funds are allocated to each class of shares based on their relative net assets.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

34

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

Securities on Loan — The funds may lend portfolio securities through their lending agent to certain approved borrowers in order to earn additional income. The income earned, net of any rebates or fees, is included in the Statement of Operations. The funds continue to recognize any gain or loss in the market price of the securities loaned and record any interest earned or dividends declared.

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

35

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for International Stock remain subject to examination by tax authorities. International Discovery and International Opportunities are no longer subject to examination by tax authorities for years prior to 2005. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

Redemption — International Stock may impose a 2.00% redemption fee on shares held less than 60 days. International Discovery and International Opportunities may impose a 2.00% redemption fee on shares held less than 180 days. These fees may not be applicable to all classes. These redemption fees are retained by the funds and help cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since May 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through July 22, 2009, the date the financial statements were available to be issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each specific class of shares of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts)

36

that have very similar investment teams and investment strategies (strategy assets). The annual management fee schedule for International Stock ranges from 1.10% to 1.50% for the Investor Class. The annual management fee schedule for International Discovery ranges from 1.20% to 1.75% for the Investor Class and the Advisor Class. The annual management fee schedule for International Opportunities ranges from 1.60% to 2.00% for the Investor Class. The Institutional Class is 0.20% less at each point within the range.

The effective annual management fee for each class of each fund for the six months ended May 31, 2009, was as follows:

	Investor	Institutional	Advisor
International Stock	1.50%	N/A	N/A
International Discovery	1.52%	1.32%	1.52%
International Opportunities	1.98%	1.78%	N/A

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds’ investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

Distribution and Service Fees — The Board of Directors has adopted a Master Distribution and Individual Shareholder Services Plan (the plan) for the Advisor Class, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that the Advisor Class will pay American Century Investment Services, Inc. (ACIS) an annual distribution and service fee of 0.25%. The fees are computed and accrued daily based on the Advisor Class’s daily net assets and paid monthly in arrears. The fees are used to pay financial intermediaries for distribution and individual shareholder services. Fees incurred under the plan during the six months ended May 31, 2009, are detailed in the Statement of Operations.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of each fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors, and, as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation’s transfer agent, American Century Services, LLC.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS) and a securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the funds. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended May 31, 2009, were as follows:

	International Stock	International Discovery	International Opportunities
Purchases	$28,336,358	$917,510,349	$79,385,158
Proceeds from sales	$31,663,421	$958,916,723	$87,381,187

37

4. Capital Share Transactions

Transactions in shares of the funds were as follows:

	Six months ended May 31, 2009		Year ended November 30, 2008
	Shares	Amount	Shares	Amount

International Stock
Investor Class/Shares Authorized	50,000,000		50,000,000
Sold	453,073	$ 3,588,121	1,268,342	$ 17,252,483
Issued in reinvestment of distributions	105,583	914,349	450,577	6,757,448
Redeemed	(886,749)	(6,854,533)	(3,076,774)	(38,449,208)(1)
Net increase (decrease)	(328,093)	$(2,352,063)	(1,357,855)	$(14,439,277)

International Discovery
Investor Class/Shares Authorized	400,000,000		400,000,000
Sold	5,390,112	$ 33,520,571	15,572,354	$185,693,343
Issued in reinvestment of distributions	1,112,979	6,032,128	28,325,967	386,169,151
Redeemed	(13,394,588)	(81,286,911)	(25,534,894)	(273,173,021)(2)
	(6,891,497)	(41,734,212)	18,363,427	298,689,473
Institutional Class/Shares Authorized	70,000,000		70,000,000
Sold	1,782,274	11,172,610	3,577,588	45,306,392
Issued in reinvestment of distributions	107,347	588,261	2,453,486	33,751,832
Redeemed	(1,370,354)	(8,366,842)	(5,184,774)	(52,166,981)(3)
	519,267	3,394,029	846,300	26,891,243
Advisor Class/Shares Authorized	10,000,000		10,000,000
Sold	176,614	1,087,064	2,008,006	24,142,371
Issued in reinvestment of distributions	10,693	56,778	109,343	1,447,972
Redeemed	(800,173)	(4,894,205)	(523,292)	(4,868,491)(4)
	(612,866)	(3,750,363)	1,594,057	20,721,852
Net increase (decrease)	(6,985,096)	$(42,090,546)	20,803,784	$346,302,568

International Opportunities
Investor Class/Shares Authorized	100,000,000		100,000,000
Sold	706,528	$ 2,715,224	799,367	$ 5,682,329
Issued in reinvestment of distributions	—	—	6,031,614	48,303,707
Redeemed	(2,406,329)	(8,766,676)	(7,755,525)	(47,755,326)(5)
	(1,699,801)	(6,051,452)	(924,544)	6,230,710
Institutional Class/Shares Authorized	10,000,000		10,000,000
Sold	—	—	242,328	1,848,016
Issued in reinvestment of distributions	—	—	138,903	1,113,768
Redeemed	(328,394)	(1,257,391)	(441,223)	(2,320,829)
	(328,394)	(1,257,391)	(59,992)	640,955
Net increase (decrease)	(2,028,195)	$(7,308,843)	(984,536)	$ 6,871,665

(1)	Net of redemption fees of $22,320.
(2)	Net of redemption fees of $401,633.
(3)	Net of redemption fees of $33,836.
(4)	Net of redemption fees of $29,868.
(5)	Net of redemption fees of $4,553.
38

5. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

  Level 1 valuation inputs consist of actual quoted prices based on an active market;
  Level 2 valuation inputs consist of significant direct or indirect observable market data; or
  Level 3 valuation inputs consist of significant unobservable inputs such as the fund’s own assumptions.
The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of May 31, 2009:

Fund/Valuation Inputs	Value of Investment Securities

International Stock
Level 1 — Quoted Prices	$7,199,438
Level 2 — Other Significant Observable Inputs	57,001,471
Level 3 — Significant Unobservable Inputs	—
$64,200,909
International Discovery
Level 1 — Quoted Prices	$78,069,363
Level 2 — Other Significant Observable Inputs	757,570,360
Level 3 — Significant Unobservable Inputs	—
$835,639,723
International Opportunities
Level 1 — Quoted Prices	$1,992,923
Level 2 — Other Significant Observable Inputs	69,400,100
Level 3 — Significant Unobservable Inputs	—
$71,393,023

6. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2009.

39

7. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 31, 2009, the funds did not utilize the program.

8. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

International Discovery and International Opportunities concentrate their investments in common stocks of smaller companies. Because of this, International Discovery and International Opportunities may be subject to greater risk and market fluctuations than a fund investing in larger, more established companies.

9. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2009, the components of investments for federal income tax purposes were as follows:

	International Stock	International Discovery	International Opportunities
Federal tax cost of investments	$61,842,190	$668,420,585	$56,358,657
Gross tax appreciation
of investments	$6,776,096	$172,365,444	$15,145,374
Gross tax depreciation
of investments	(4,417,377)	(5,146,306)	(111,008)
Net tax appreciation
(depreciation) of investments	$2,358,719	$167,219,138	$15,034,366

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

40

As of November 30, 2008, the accumulated capital losses listed below represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

The capital and currency loss deferrals listed below represent net capital and foreign currency losses incurred in the one-month period ended November 30, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

	International Stock	International Discovery	International Opportunities
Accumulated capital losses	$(13,201,545)	$(318,602,999)	$(36,833,557)
Capital loss deferrals	$(4,024,663)	$(137,900,135)	$(5,960,896)
Currency loss deferrals	—	$(247,368)	—

10. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

41

Financial Highlights

International Stock

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005(2)
Per-Share Data
Net Asset Value, Beginning of Period	$8.09	$16.53	$13.57	$10.84	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.09(3)	0.15(3)	0.13	0.06	0.06(3)
Net Realized and Unrealized Gain (Loss)	1.08	(7.81)	2.88	2.74	0.78
Total From Investment Operations	1.17	(7.66)	3.01	2.80	0.84
Distributions
From Net Investment Income	(0.13)	(0.12)	(0.05)	(0.08)	—
From Net Realized Gains	—	(0.66)	—	—	—
Total Distributions	(0.13)	(0.78)	(0.05)	(0.08)	—
Redemption Fees(3)	—(4)	—(4)	—(4)	0.01	—
Net Asset Value, End of Period	$9.13	$8.09	$16.53	$13.57	$10.84

Total Return(5)	14.51%	(48.50)%	22.22%	26.07%	8.40%

Ratios/Supplemental Data
Ratio of Operating Expenses
to Average Net Assets	1.51%(6)	1.51%	1.50%	1.50%	1.50%(6)
Ratio of Net Investment Income (Loss)
to Average Net Assets	2.16%(6)	1.12%	0.83%	0.40%	0.91%(6)
Portfolio Turnover Rate	49%	107%	103%	109%	109%
Net Assets, End of Period (in thousands)	$64,562	$59,912	$144,812	$90,181	$20,342

(1)	Six months ended May 31, 2009 (unaudited).
(2)	March 31, 2005 (fund inception) through November 30, 2005.
(3)	Computed using average shares outstanding throughout the period.
(4)	Per-share amount was less than $0.005.
(5)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(6)	Annualized.
See Notes to Financial Statements.

42

International Discovery

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$6.26	$18.40	$18.01	$15.94	$15.11	$12.75
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.02	0.06	0.05	(0.02)	0.14	(0.01)
Net Realized and
Unrealized Gain (Loss)	1.00	(8.09)	4.60	5.00	2.97	2.40
Total From
Investment Operations	1.02	(8.03)	4.65	4.98	3.11	2.39
Distributions
From Net
Investment Income	(0.06)	(0.06)	—	(0.13)	—	(0.03)
From Net
Realized Gains	—	(4.05)	(4.26)	(2.78)	(2.28)	—
Total Distributions	(0.06)	(4.11)	(4.26)	(2.91)	(2.28)	(0.03)
Net Asset Value,
End of Period	$7.22	$6.26	$18.40	$18.01	$15.94	$15.11

Total Return(3)	16.58%	(55.48)%	32.18%	36.41%	24.30%	18.76%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.52%(4)	1.37%	1.36%	1.41%	1.47%	1.49%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.58%(4)	0.51%	0.30%	(0.11)%	1.02%	(0.06)%
Portfolio Turnover Rate	125%	175%	162%	148%	145%	201%
Net Assets, End of Period
(in thousands)	$772,599	$713,764	$1,758,335	$1,446,955	$1,145,623	$1,112,870

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

43

International Discovery

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$6.34	$18.59	$18.16	$16.06	$15.21	$12.84
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.03	0.08	0.09	0.04	0.17	0.02
Net Realized and
Unrealized Gain (Loss)	1.00	(8.18)	4.64	5.00	2.99	2.40
Total From
Investment Operations	1.03	(8.10)	4.73	5.04	3.16	2.42
Distributions
From Net
Investment Income	(0.07)	(0.10)	—	(0.16)	—	(0.05)
From Net
Realized Gains	—	(4.05)	(4.30)	(2.78)	(2.31)	—
Total Distributions	(0.07)	(4.15)	(4.30)	(2.94)	(2.31)	(0.05)
Net Asset Value,
End of Period	$7.30	$6.34	$18.59	$18.16	$16.06	$15.21

Total Return(3)	16.60%	(55.37)%	32.45%	36.65%	24.56%	18.94%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.32%(4)	1.17%	1.16%	1.21%	1.27%	1.29%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.78%(4)	0.71%	0.50%	0.09%	1.22%	0.14%
Portfolio Turnover Rate	125%	175%	162%	148%	145%	201%
Net Assets, End of Period
(in thousands)	$67,217	$55,091	$145,723	$105,849	$205,406	$165,600

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

44

International Discovery

Advisor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$6.13	$18.08	$17.76	$15.75	$14.95	$12.63
Income From
Investment Operations
Net Investment
Income (Loss)(2)	0.01	0.06	0.07	(0.08)	0.10	(0.05)
Net Realized and
Unrealized Gain (Loss)	0.98	(7.95)	4.46	4.96	2.95	2.37
Total From
Investment Operations	0.99	(7.89)	4.53	4.88	3.05	2.32
Distributions
From Net
Investment Income	(0.05)	(0.01)	—	(0.09)	—	—
From Net
Realized Gains	—	(4.05)	(4.21)	(2.78)	(2.25)	—
Total Distributions	(0.05)	(4.06)	(4.21)	(2.87)	(2.25)	—
Net Asset Value,
End of Period	$7.07	$6.13	$18.08	$17.76	$15.75	$14.95

Total Return(3)	16.32%	(55.56)%	31.83%	36.08%	24.01%	18.37%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.77%(4)	1.63%	1.61%	1.66%	1.72%	1.74%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.33%(4)	0.25%	0.05%	(0.36)%	0.77%	(0.31)%
Portfolio Turnover Rate	125%	175%	162%	148%	145%	201%
Net Assets, End of Period
(in thousands)	$7,916	$10,622	$2,494	$7	$70	$201

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(4)	Annualized.
See Notes to Financial Statements.

45

International Opportunities

Investor Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$3.70	$11.37	$11.79	$12.27	$9.35	$7.62
Income From
Investment Operations
Net Investment
Income (Loss)(2)	—(3)	0.05	0.02	(0.01)	0.02	(0.05)
Net Realized
and Unrealized
Gain (Loss)	0.81	(5.06)	2.94	2.53	3.19	2.03
Total From
Investment Operations	0.81	(5.01)	2.96	2.52	3.21	1.98
Distributions
From Net
Investment Income	—	(0.05)	—(3)	(0.01)	—	—
From Net
Realized Gains	—	(2.61)	(3.38)	(2.99)	(0.29)	(0.27)
Total Distributions	—	(2.66)	(3.38)	(3.00)	(0.29)	(0.27)
Redemption Fees(2)	—(3)	—(3)	—(3)	—(3)	—(3)	0.02
Net Asset Value,
End of Period	$4.51	$3.70	$11.37	$11.79	$12.27	$9.35

Total Return(4)	21.89%	(56.46)%	33.73%	25.37%	35.28%	27.14%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.99%(5)	1.87%	1.81%	1.85%	1.91%	1.97%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.12%(5)	0.72%	0.19%	(0.06)%	0.20%	(0.63)%
Portfolio Turnover Rate	129%	206%	149%	160%	112%	139%
Net Assets, End of Period
(in thousands)	$72,290	$65,541	$212,157	$180,732	$198,197	$176,100

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

46

International Opportunities

Institutional Class
For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006	2005	2004
Per-Share Data
Net Asset Value,
Beginning of Period	$3.72	$11.44	$11.85	$12.32	$9.37	$7.63
Income From
Investment Operations
Net Investment
Income (Loss)(2)	(0.02)	0.07	0.06	0.02	0.10	(0.03)
Net Realized and
Unrealized Gain (Loss)	0.85	(5.10)	2.94	2.54	3.14	2.04
Total From
Investment Operations	0.83	(5.03)	3.00	2.56	3.24	2.01
Distributions
From Net
Investment Income	—	(0.08)	(0.03)	(0.04)	—	—
From Net
Realized Gains	—	(2.61)	(3.38)	(2.99)	(0.29)	(0.29)
Total Distributions	—	(2.69)	(3.41)	(3.03)	(0.29)	(0.29)
Redemption Fees(2)	—(3)	—(3)	—(3)	—(3)	—(3)	0.02
Net Asset Value,
End of Period	$4.55	$3.72	$11.44	$11.85	$12.32	$9.37

Total Return(4)	22.31%	(56.44)%	33.97%	25.66%	35.53%	27.50%

Ratios/Supplemental Data
Ratio of Operating
Expenses to Average
Net Assets	1.79%(5)	1.67%	1.61%	1.65%	1.71%	1.77%
Ratio of Net Investment
Income (Loss) to
Average Net Assets	0.32%(5)	0.92%	0.39%	0.14%	0.40%	(0.43)%
Portfolio Turnover Rate	129%	206%	149%	160%	112%	139%
Net Assets, End of Period
(in thousands)	$27	$1,245	$4,513	$1,099	$31	$10,868

(1)	Six months ended May 31, 2009 (unaudited).
(2)	Computed using average shares outstanding throughout the period.
(3)	Per-share amount was less than $0.005.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.
(5)	Annualized.
See Notes to Financial Statements.

47

Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Global Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

48

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The Morgan Stanley Capital International All Country World Index (MSCI ACWI) is designed to measure equity market performance of developed and emerging markets. The MSCI ACWI includes 47 country indices.

The MSCI AC (All Country) World ex-US Mid Cap Growth Index represents the performance of mid cap growth stocks in developed and emerging markets, excluding the United States.

The MSCI AC (All Country) World ex-US Small Cap Growth Index represents the performance of small cap growth stocks in developed and emerging markets, excluding the United States.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the net performance of stocks in global emerging market countries.

The MSCI EM Growth Index represents the performance of growth stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

49

Notes

50

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0907
CL-SAN-65839N

Semiannual Report
May 31, 2009

American Century Investments

NT International Growth Fund

NT Emerging Markets Fund

President’s Letter

Dear Investor:

Thank you for investing with us during the financial reporting period ended May 31, 2009. We appreciate your trust in American Century Investments® during these challenging times.

The U.S. economy continued to struggle at the close of the reporting period, part of the lingering fallout from the subprime-initiated credit and financial crises and global recession that shook the capital markets during the past two years. The recession has affected everyone—from first-time individual investors to hundred-year-old financial institutions.

However, as we mark the second anniversary of the start of the subprime mortgage meltdown, the worst of the economic and financial market obstacles appear to be behind us. The rate of U.S. economic decline has slowed, as have the drop-offs in housing prices and jobs. Risk appetites returned to the markets in recent months, evidenced by the strong stock rebound since early March.

Risk was a predominant theme during the reporting period, as the investment pendulum swung from risk avoidance to risk acceptance. We believe, however, that caution and risk management are still advisable. We don’t think we’re out of the economic woods yet, not with mortgage and corporate default rates on the rise, housing prices still declining, and job losses still mounting.

Effective risk management requires a commitment to disciplined investment approaches that balance risk and reward, with the goal of setting and maintaining risk levels that are appropriate for portfolio objectives. At American Century Investments, we’ve stayed true to the principles that have guided us for over 50 years, including our commitment to delivering superior investment performance and helping investors reach their financial goals. Risk management is part of that commitment—we offer portfolios that can help diversify and stabilize investment returns.

The coming months will likely present additional challenges, but I’m certain that we have the investment professionals and processes in place to provide competitive and compelling long-term results for you. Thank you for your continued confidence in us.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

Independent Chairman’s Letter

I am Don Pratt, an independent director and chairman of the mutual fund board responsible for the U.S. Growth Equity, U.S. Value Equity, Global and Non-U.S. Equity and Asset Allocation funds managed by American Century Investments. The board consists of seven independent directors and two directors who are affiliated with the investment advisor.

As one of your independent shareholder representatives on the fund board, I plan to write you from time to time with updates on board activities and news about your funds. My co-independent directors and I are committed to putting your interests first. We work closely with American Century Investments on maintaining strong fund performance, providing quality service to shareholders at competitive fees and ensuring ethical business practices and compliance with all applicable fund regulations.

Last year, the board welcomed its newest independent director, John R. Whitten. He is a great addition to an experienced board where, collectively, the independent directors have served the funds for more than 76 years. This continuity served shareholders well as the investment advisor initiated a successful management transition, creating a strong senior leadership team consisting of well-tenured company executives and experienced industry veterans. Under the leadership of President and Chief Executive Officer Jonathan Thomas and Chief Investment Officer Enrique Chang, the firm has made the achievement of superior investment performance its primary focus and the key driver of its success going forward. This focus helped the company generate strong relative performance against the backdrop of 2008’s unprecedented market volatility.

As investors in the American Century funds, my fellow directors and I share your investing experience. We know firsthand how decisions made at the board level affect all shareholders. To further guide our efforts on your behalf, I invite you to send me your comments, questions or suggestions by email to dhpratt@fundboardchair.com. Thank you for allowing me to serve as your advocate on our board.

Market Perspective	2
International Equity Total Returns	2

NT International Growth

Performance	3
Portfolio Commentary	5
Top Ten Holdings	7
Types of Investments in Portfolio	7
Investments by Country	7

NT Emerging Markets

Performance	8
Portfolio Commentary	10
Top Ten Holdings	12
Types of Investments in Portfolio	12
Investments by Country	12

Shareholder Fee Examples	13

Financial Statements

Schedule of Investments	15
Statement of Assets and Liabilities	21
Statement of Operations	22
Statement of Changes in Net Assets	23
Notes to Financial Statements	24
Financial Highlights	30

Other Information

Additional Information	32
Index Definitions	33

The opinions expressed in the Market Perspective and each of the Portfolio Commentaries reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century Investments or any other person in the American Century Investments organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century Investments disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by American Century Investments funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century Investments fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century Investments by third party vendors. To the best of American Century Investments’ knowledge, such information is accurate at the time of printing.

Market Perspective

By Mark Kopinski, Chief Investment Officer, Global and Non-U.S. Equity

Stock Performance Made a U-Turn

The global economic slowdown and ongoing credit crisis weighed heavily on the world’s equity markets for the first half of the period, as import and export volumes plummeted, industrial output shrank, and unemployment soared. As a result, stocks remained on the downward track triggered by last fall’s near-collapse of the global financial system.

Midway through the period, however, investor confidence and stock market performance showed an abrupt and surprising rebound. After hitting multi-year lows on March 9, global stocks rallied sharply to finish the six-month period with strong gains. The rebound was triggered by a belief that the global financial system was no longer in imminent danger of collapse.

Prominent central banks, including those in the United States, United Kingdom, and Japan, helped steady investor confidence by launching debt-purchase programs aimed at taming interest rates. Additionally, easy monetary and fiscal policies, including $2.1 trillion in stimulus programs targeting infrastructure development and consumer demand, contributed to improved investor sentiment. Nevertheless, GDP growth remained negative. Shrinking exports weighed on Germany’s economy, where manufacturing output sagged and the unemployment rate climbed. Likewise, reduced output and a deteriorating jobs environment darkened economic prospects for France and the United Kingdom, suggesting an uneven recovery at best.

Emerging Markets Gained as “Riskier” Assets Returned to Favor

With renewed confidence in equities, investors shifted funds toward assets considered “riskier.” Additionally, an uptick in commodity prices coupled with monetary and fiscal stimulus provided support to domestic growth in these economies. As a result, emerging equities performed exceptionally well, reversing some of last year’s significant declines. In China, optimism about the country’s large domestic-oriented stimulus plan helped propel the Shanghai Composite higher, even as declining global export levels remained a concern.

Economic growth seems likely to improve in the second half of the year. However, the economic recovery may not be as robust as the financial markets have discounted. A tug of war between bulls and bears may best characterize the second half of the year.

International Equity Total Returns
For the six months ended May 31, 2009 (in U.S. dollars)*
MSCI EM Index	48.62%	MSCI EAFE Index	15.10%
MSCI EM Growth Index	48.09%	MSCI World Free Index	10.26%
MSCI EAFE Growth Index	13.26%	MSCI EAFE Value Index	16.96%
MSCI Europe Index	14.90%	MSCI Japan Index	9.01%
*Total returns for periods less than one year are not annualized.

2

Performance
NT International Growth

Total Returns as of May 31, 2009
			Average
			Annual Returns
	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	16.15%	-38.76%	-8.65%	5/12/06
MSCI EAFE Index	15.10%	-36.61%	-9.39%	—
MSCI EAFE Growth Index	13.26%	-38.12%	-9.06%	—
(1) Total returns for periods less than one year are not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

3

NT International Growth

One-Year Returns Over Life of Class
Periods ended May 31
		2006*	2007	2008	2009
Institutional Class		-6.60%	25.87%	5.36%	-38.76%
MSCI EAFE Index		-5.59%	26.84%	-2.53%	-36.61%
MSCI EAFE Growth Index		-6.04%	25.13%	2.83%	-38.12%
* From 5/12/06, the Institutional Class’s inception date. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	1.22%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results.  Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

4

Portfolio Commentary
NT International Growth

Portfolio Managers: Alex Tedder and Raj Gandhi

Performance Summary

The NT International Growth portfolio advanced 16.15%* for the six months ended May 31, 2009, outperforming its benchmark, the MSCI EAFE Index, which gained 15.10%.

The reporting period began with international stocks suffering the effects of a severe global recession and financial-sector crisis. In early March, stocks plunged to new current-cycle lows, as rising unemployment, shrinking industrial output, and negative economic growth rates sent investor confidence tumbling. Market sentiment and performance reversed course quickly, though, as the numerous and unprecedented actions from global central banks and governments sparked optimism among investors. As a result, stocks rebounded sharply in the second half of the reporting period, to finish the six months with solid gains.

On an absolute basis, all sectors and nearly every country represented in the portfolio and benchmark posted positive returns for the six-month period. Effective stock selection accounted for the portfolio’s outperformance relative to the benchmark.

Italy, Belgium Topped Contributors

From a regional perspective, Italy, Belgium and the United Kingdom, which was the portfolio’s largest country weighting, made the greatest contributions to relative performance. Stock selection was helpful in each country, and in Belgium, our overweighted position also was effective.

At the opposite end of the performance spectrum, the portfolio’s holdings in Sweden, which was among the portfolio’s smallest-weighted countries, detracted the most from relative results, followed by positions in France and Hong Kong. Our underweight was the culprit in Sweden, while stock selection was a negative contributor in France and Hong Kong.

Energy, Technology Outperform

After falling in the first half of the reporting period, oil prices skyrocketed later in the six-month period, and this helped push select energy stocks higher. Our energy stocks showed strong results, led by our overweighted position in Italy’s Saipem, an oil and gas services company.

The top contributors to the portfolio’s relative performance included the information technology and energy sectors. The outperformance primarily was due to stock selection, but our allocations (overweight technology, underweight energy) also helped. Canada’s Research In Motion (RIM), the developer of the BlackBerry wireless device, was the portfolio’s top performer for the period. Sales of the company’s touch-screen BlackBerry Storm device, RIM’s answer to Apple’s iPhone, gained traction after RIM

*Total returns for periods less than one year are not annualized.

5

NT International Growth

resolved several software issues. In addition to the strong results from RIM, the portfolio benefited from good stock selection in the computer and peripherals segment.

Another leading portfolio performer was Belgium-based brewer Anheuser-Busch InBev, which we overweighted. The company shored up its balance sheet by selling most of its stake in Tsingtao Brewery, one of China’s largest brewers; soliciting bids for its Oriental Brewing of South Korea; and cutting $1 billion from its capital expenditure budget.

Materials Sector Lagged

The materials sector represented the portfolio’s largest performance detractor. Our underweight combined with negative stock selection in the metals and mining industry accounted for the bulk of the sector’s under-performance. Although our overweight to the consumer discretionary sector yielded positive performance, our stock selection—particularly in the textiles, apparel, and luxury goods segment—led to overall lagging results for the sector on a relative basis.

The portfolio’s industrials sector also detracted from performance, primarily due to an underweight and stock selection in the machinery industry and to stock selection among transportation infrastructure companies. In particular, our overweight position in Central Japan Railway, a provider of passenger railway services in Japan, detracted from results.

Outlook

NT International Growth primarily invests in companies located in developed countries around the world (excluding the United States). Although we expect further volatility throughout the international stock markets, we will continue to focus on finding companies with sustainable growth characteristics and promising long-term outlooks.

6

NT International Growth

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Nestle SA	1.9%	2.2%
ENI SpA	1.9%	2.2%
Banco Santander SA	1.9%	1.0%
BG Group plc	1.9%	2.4%
Saipem SpA	1.7%	1.2%
National Bank of Greece SA	1.6%	1.3%
BHP Billiton Ltd.	1.6%	1.1%
Koninklijke Ahold NV	1.6%	1.5%
Total SA	1.5%	2.0%
iShares MSCI Japan Index Fund	1.5%	1.7%

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Foreign Common Stocks & Rights	98.7%	99.3%
Temporary Cash Investments	0.9%	0.7%
Other Assets and Liabilities	0.4%	—(1)
(1) Category is less than 0.05% of total net assets.

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
United Kingdom	17.2%	21.9%
Japan	13.8%	14.2%
Switzerland	10.0%	9.6%
Germany	6.5%	6.8%
France	6.0%	7.4%
Italy	4.9%	4.2%
Australia	4.4%	4.4%
Spain	3.3%	3.8%
People’s Republic of China	3.0%	1.2%
South Korea	2.9%	0.4%
Canada	2.8%	3.8%
Brazil	2.6%	2.1%
Other Countries	21.3%	19.5%
Cash and Equivalents(2)	1.3%	0.7%
(2) Includes temporary cash investments and other assets and liabilities.

7

Performance

NT Emerging Markets

Total Returns as of May 31, 2009
			Average
			Annual Returns
	6 months(1)	1 year	Since Inception	Inception Date
Institutional Class	38.15%	-43.73%	-4.73%	5/12/06
MSCI EM Growth Index(2)	48.09%	-37.52%	0.84%(3)	—
MSCI EM Index	48.62%	-34.36%	-1.03%	—

(1)	Total returns for periods less than one year are not annualized.
(2)	In April of 2009, the fund’s benchmark changed from the MSCI EM Index to the MSCI EM Growth Index. The fund’s investment advisor believes this index better represents the fund’s portfolio composition.
(3)	Since 5/31/2006, the date nearest the fund’s inception for which data are available.
Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

8

NT Emerging Markets

One-Year Returns Over Life of Class
Periods ended May 31
	2006*	2007	2008	2009
Institutional Class	-8.50%	46.74%	14.15%	-43.73%
MSCI EM Growth Index	—	38.64%	18.37%	-37.52%
MSCI EM Index	-12.21%	38.16%	21.67%	-34.36%
* From 5/12/06, the Institutional Class’s inception date. MSCI EM Growth Index data from 5/31/06, the date nearest the fund’s inception for which data are available. Not annualized.

Total Annual Fund Operating Expenses
Institutional Class	1.67%

The total annual fund operating expenses shown is as stated in the fund’s prospectus current as of the date of this report. The prospectus may vary from the expense ratio shown elsewhere in this report because it is based on a different time period, includes acquired fund fees and expenses, and, if applicable, does not include fee waivers or expense reimbursements.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent  month end, please call 1-800-345-2021 or visit americancentury.com. International investing involves special risks, such as political instability and currency fluctuations. Investing in emerging markets may accentuate these risks.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund’s total returns include operating expenses (such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

9

Portfolio Commentary
NT Emerging Markets

Portfolio Manager: Patricia Ribeiro

Performance Summary

The NT Emerging Markets portfolio advanced 38.15%* for the six months ended May 31, 2009, underperforming its benchmark, the MSCI Emerging Markets Growth Index, which gained 48.09%.

The global economic recession and worldwide financial crisis led to plummeting returns for emerging market stocks during the first three months of the reporting period. Then, in mid-March, optimism surrounding global governments’ efforts to battle the recession and restore credit flow and economic growth helped generate a strong worldwide stock market rally.

Emerging market stocks significantly outperformed the developed markets, which, as measured by the MSCI EAFE Index, returned 15.10% for the six-month period. In particular, rising commodity prices in the second half of the reporting period helped boost performance among the natural resources-rich developing markets.

Former Laggards Led Rally

Within the MSCI Emerging Markets Growth Index, every sector and nearly every country showed double-digit gains for the period. The strong rally that propelled stocks in the second half of the reporting period was primarily driven by former market laggards. In general, these companies outperformed even the higher-quality companies that had been reporting strong earnings growth—the type of companies we tend to favor in our portfolio. This factor accounted for the bulk of the portfolio’s performance shortfall relative to the benchmark.

India Led Detractors; Mexico Led Contributors

From a regional perspective, the portfolio’s largest detractors to performance included India, South Korea, and Israel. Stock selection primarily accounted for the portfolio’s poor relative performance.

On the positive side, Mexico, Malaysia, and Turkey represented the portfolio’s leading country contributors. Stock selection was effective in each country, while underweights in Mexico and Malaysia also helped.

All Sectors Showed Positive Returns

On an absolute basis, all of the portfolio’s 10 sectors posted gains for the six-month period—and other than in the health care sector, all were strong double-digit gains. Relative to the benchmark, the portfolio’s information technology, materials, and energy sectors detracted from results, while its telecommunication services, utilities, and consumer staples sectors contributed positively to relative performance.

*Total returns for periods less than one year are not annualized.

10

NT Emerging Markets

Our poor relative performance in the information technology sector was primarily due to portfolio-only holding Rolta India. Stock in the India-based geospatial mapping systems company plummeted in the wake of a scandal involving Indian technology outsourcing company Satyam, which falsified its financial statements. Subsequent rumors implicated Rolta, which responded with a firm denial of any wrongdoing.

In the materials sector, our stock selection and an underweight in the metals and mining industry accounted for the bulk of the lagging results. In particular, our underweight position in Brazilian iron ore miner Companhia Vale do Rio Doce detracted from performance. The company, a leading supplier to the global steel industry, said it anticipates stable demand levels from China, a large steel producer.

The portfolio’s outperformance in the telecommunication services sector was largely due to our overweight position in Vivo Participacoes, a Brazil-based wireless telecommunication provider. The company reported sharp increases in its net income, revenues, and subscriber base. Stock selection in the electric utilities industry drove the strong overall performance in the portfolio’s utilities sector. In particular, the portfolio benefited from our overweight position in India’s state-owned Power Grid Corp.

Outlook

NT Emerging Markets primarily invests in companies located in emerging market countries. We anticipate continued volatility throughout the global financial markets is likely. As we navigate this turbulence, we will continue to focus on finding companies we believe possess sustainable growth characteristics, including the ability to grow earnings and revenues, and promising long-term outlooks.

11

NT Emerging Markets

Top Ten Holdings as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Petroleo Brasileiro SA ADR	4.9%	3.5%
Vale SA Preference Shares	4.2%	—
Samsung Electronics Co. Ltd.	3.5%	2.2%
China Mobile Ltd. ADR	2.6%	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd.	2.4%	2.1%
Hon Hai Precision Industry Co. Ltd.	2.2%	0.6%
America Movil SAB de CV ADR, Series L	2.2%	1.1%
OAO Gazprom ADR	2.1%	2.1%
Itau Unibanco Banco Holding SA Preference Shares	2.0%	—
Reliance Industries Ltd.	2.0%	—

Types of Investments in Portfolio
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Foreign Common Stocks	98.3%	96.9%
Temporary Cash Investments	0.7%	2.0%
Other Assets and Liabilities	1.0%	1.1%

Investments by Country as of May 31, 2009
	% of net assets	% of net assets
	as of 5/31/09	as of 11/30/08
Brazil	16.7%	12.9%
Taiwan (Republic of China)	14.2%	7.0%
People’s Republic of China	13.7%	15.7%
South Korea	11.7%	10.6%
India	8.5%	6.4%
Russian Federation	6.7%	4.3%
South Africa	6.7%	7.4%
Hong Kong	5.2%	5.0%
Mexico	2.8%	3.0%
Other Countries	12.1%	24.6%
Cash and Equivalents*	1.7%	3.1%
* Includes temporary cash investments and other assets and liabilities.

12

Shareholder Fee Examples (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/ exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from December 1, 2008 to May 31, 2009.

Actual Expenses

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

If you hold Investor Class shares of any American Century Investments fund, or Institutional Class shares of the American Century Diversified Bond Fund, in an American Century Investments account (i.e., not a financial intermediary or retirement plan account), American Century Investments may charge you a $12.50 semiannual account maintenance fee if the value of those shares is less than $10,000. We will redeem shares automatically in one of your accounts to pay the $12.50 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts (including American Century Investments Brokerage accounts) registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP-, SARSEP- and SIMPLE-IRAs), and certain other retirement accounts. If you have only business, business retirement, employer-sponsored or American Century Investments Brokerage accounts, you are currently not subject to this fee. We will not charge the fee as long as you choose to manage your accounts exclusively online. If you are subject to the Account Maintenance Fee, your account value could be reduced by the fee amount.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund’s share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

13

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*	Annualized
	12/1/08	5/31/09	12/1/08 – 5/31/09	Expense Ratio*
NT International Growth
Actual	$1,000	$1,161.50	$6.52	1.21%
Hypothetical	$1,000	$1,018.90	$6.09	1.21%
NT Emerging Markets
Actual	$1,000	$1,381.50	$9.56	1.61%
Hypothetical	$1,000	$1,016.90	$8.10	1.61%

*	Expenses are equal to the fund’s annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 182, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.
14

Schedule of Investments
NT International Growth

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 98.7%			LVMH Moet Hennessy
			Louis Vuitton SA	3,500	$ 290,976
AUSTRALIA — 4.4%			Publicis Groupe	7,200	233,776
BHP Billiton Ltd.	67,831	$ 1,905,655	Total SA	31,524	1,824,720
Commonwealth Bank of Australia	29,300	832,779			7,245,247
CSL Ltd.	50,934	1,192,733	GERMANY — 6.5%
Origin Energy Ltd.	22,500	267,072	Allianz SE	7,800	768,928
Rio Tinto Ltd.	7,046	367,926	BASF SE	25,300	1,068,414
Wesfarmers Ltd.	42,600	731,566	Bayer AG	10,700	609,276
		5,297,731	Daimler AG	10,800	396,096
BELGIUM — 1.3%			Deutsche Boerse AG	14,440	1,260,762
Anheuser-Busch InBev NV	45,108	1,594,341	Fresenius Medical Care
BERMUDA — 0.3%			AG & Co. KGaA	18,670	782,519
Seadrill Ltd.	24,200	355,657	Muenchener
BRAZIL — 2.6%			Rueckversicherungs-Gesellschaft
Petroleo Brasileiro SA ADR	16,200	713,286	AG	12,500	1,753,864
Redecard SA	50,800	733,238	SAP AG	15,400	662,976
Vale SA Preference Shares	99,900	1,648,584	Wacker Chemie AG	3,800	475,669
		3,095,108			7,778,504
CANADA — 2.8%			GREECE — 1.6%
Canadian National Railway Co.	20,600	886,644	National Bank of Greece SA(1)	69,684	1,928,661
EnCana Corp.	14,576	807,948	HONG KONG — 1.4%
Precision Drilling Trust	21,600	126,425	Hang Seng Bank Ltd.	38,300	550,367
Research In Motion Ltd.(1)	19,500	1,533,480	Li & Fung Ltd.	180,000	484,319
		3,354,497	Link Real Estate
			Investment Trust (The)	346,500	681,553
CZECH REPUBLIC — 0.5%
					1,716,239
CEZ AS	12,900	582,800
			INDIA — 1.5%
DENMARK — 1.7%
			Bharat Heavy Electricals Ltd.	8,200	380,532
Novo Nordisk A/S B Shares	20,600	1,072,705
			Housing Development
Vestas Wind Systems A/S(1)	13,800	1,009,834	Finance Corp. Ltd.	8,167	378,337
		2,082,539	ICICI Bank Ltd. ADR	16,600	516,924
FINLAND — 0.5%			Larsen & Toubro Ltd.	15,900	473,793
Nokia Oyj	43,000	658,598			1,749,586
FRANCE — 6.0%			INDONESIA — 0.2%
Air Liquide SA	9,000	837,193	PT Bank Rakyat Indonesia	297,000	181,338
ALSTOM SA	6,700	425,600	IRELAND — 2.3%
BNP Paribas	20,400	1,418,281	CRH plc	30,309	717,858
Cie Generale des Etablissements			Experian plc	173,900	1,287,735
Michelin, Class B	12,500	760,247
			Ryanair Holdings plc ADR(1)	26,455	770,369
Cie Generale d’Optique
Essilor International SA	8,700	400,790			2,775,962
Danone SA	5,282	263,187	ISRAEL — 1.0%
Lafarge SA(1)	5,590	383,816	Teva Pharmaceutical
			Industries Ltd. ADR	27,000	1,251,720
Legrand SA	19,200	406,661

15

NT International Growth

	Shares	Value		Shares	Value
ITALY — 4.9%			NETHERLANDS — 2.1%
ENI SpA	94,111	$ 2,278,216	ASML Holding NV	17,700	$ 365,162
Intesa Sanpaolo SpA(1)	198,800	719,156	Koninklijke Ahold NV	154,100	1,868,752
Luxottica Group SpA(1)	5,100	106,200	Koninklijke KPN NV	22,400	294,691
Saipem SpA	81,662	2,085,424			2,528,605
Snam Rete Gas SpA	164,564	712,719	PEOPLE’S REPUBLIC OF CHINA — 3.0%
		5,901,715	Baidu, Inc. ADR(1)	1,400	369,530
JAPAN — 13.8%			China Merchants Bank
Benesse Corp.	16,100	676,795	Co. Ltd. H Shares	376,350	771,339
Central Japan Railway Co.	100	640,871	Ctrip.com International Ltd. ADR	12,600	515,970
Daikin Industries Ltd.	7,500	231,846	iShares FTSE/Xinhua
			China 25 Index Fund	11,400	425,676
FAST RETAILING CO. LTD.	3,600	427,715
			NetEase.com, Inc. ADR(1)	15,600	539,448
Honda Motor Co. Ltd.	47,400	1,375,934
			Shanda Interactive
HOYA Corp.	27,300	571,926	Entertainment Ltd. ADR(1)	4,400	253,528
iShares MSCI Japan Index Fund	192,700	1,805,599	Tencent Holdings Ltd.	66,000	739,267
Japan Steel Works Ltd. (The)	55,000	718,510			3,614,758
Kurita Water Industries Ltd.	15,300	424,046	SINGAPORE — 0.9%
Mitsubishi Corp.	63,700	1,208,885	United Overseas Bank Ltd.	104,000	1,028,918
Mitsubishi Estate Co. Ltd.	39,000	643,112	SOUTH KOREA — 2.9%
Mitsubishi UFJ Financial			Hyundai Motor Co.	20,200	1,124,539
Group, Inc.	148,300	935,819
			KB Financial Group, Inc.(1)	7,900	256,214
Murata Manufacturing Co. Ltd.	12,800	547,531
Nidec Corp.	10,300	592,298	POSCO	2,100	703,957
Nintendo Co. Ltd.	1,300	353,175	Samsung Electronics Co. Ltd.	3,200	1,434,807
Nitori Co. Ltd.	16,000	970,820			3,519,517
Rakuten, Inc.	2,500	1,374,855	SPAIN — 3.3%
Sharp Corp.	18,000	205,040	Banco Santander SA	211,025	2,275,138
SMC Corp.	5,600	598,626	Indra Sistemas SA	23,900	544,645
SOFTBANK CORP.	38,300	699,901	Telefonica SA	54,100	1,168,644
Sony Financial Holdings, Inc.	224	654,656			3,988,427
Terumo Corp.	12,100	508,446	SWEDEN — 0.6%
			Electrolux AB(1)	18,500	236,535
Unicharm Corp.	6,700	468,078
		16,634,484	H & M Hennes & Mauritz
			AB B Shares	9,000	429,864
LUXEMBOURG — 1.8%					666,399
Millicom International
Cellular SA(1)	15,006	910,864	SWITZERLAND — 10.0%
SES SA Fiduciary			ABB Ltd.(1)	47,915	789,702
Depositary Receipt	59,501	1,190,618	Actelion Ltd.(1)	9,000	465,597
		2,101,482	Adecco SA	17,700	772,342
MEXICO — 0.3%			Credit Suisse Group AG	24,900	1,114,305
America Movil SAB de CV ADR,			Julius Baer Holding AG	31,300	1,333,641
Series L	9,300	356,469	Lonza Group AG	5,200	537,654
MULTI-NATIONAL — 0.9%			Nestle SA	63,500	2,307,494
iShares MSCI EAFE Growth			Novartis AG	36,165	1,445,922
Index Fund	10,162	480,053	Roche Holding AG	11,866	1,619,252
iShares MSCI EAFE Index Fund	6,300	298,620	SGS SA	300	375,508
iShares MSCI Emerging Markets
Index Fund	9,100	302,666	Syngenta AG	5,107	1,243,273
		1,081,339			12,004,690

16

NT International Growth

	Shares	Value		Shares	Value
TAIWAN (REPUBLIC OF CHINA) — 1.9%			Temporary Cash Investments — 0.9%
AU Optronics Corp.	316,599	$ 329,007	JPMorgan U.S. Treasury
AU Optronics Corp. ADR	92,100	956,919	Plus Money Market Fund
Taiwan Semiconductor			Agency Shares	85,072	$ 85,072
Manufacturing Co. Ltd. ADR	58,100	635,614	Repurchase Agreement, Goldman Sachs
Wistron Corp.	219,000	348,021	Group, Inc., (collateralized by various U.S.
		2,269,561	Treasury obligations, 4.75%, 2/15/37, valued
			at $1,022,802), in a joint trading account
TURKEY — 0.5%			at 0.10%, dated 5/29/09, due 6/1/09
Turkiye Garanti Bankasi AS(1)	232,600	588,898	(Delivery value $1,000,008)		1,000,000
UNITED KINGDOM — 17.2%			TOTAL TEMPORARY
Admiral Group plc	45,876	640,501	CASH INVESTMENTS
AMEC plc	33,700	368,577	(Cost $1,085,072)		1,085,072
AstraZeneca plc	25,600	1,067,154	TOTAL INVESTMENT
			SECURITIES — 99.6%
Autonomy Corp. plc(1)	25,198	631,276	(Cost $106,614,972)		119,738,849
Barclays plc	90,500	436,285	OTHER ASSETS
BG Group plc	123,231	2,258,356	AND LIABILITIES — 0.4%		439,486
British Sky Broadcasting			TOTAL NET ASSETS — 100.0%		$120,178,335
Group plc	138,800	1,001,376
Cadbury plc	13,400	117,124	Market Sector Diversification
Capita Group plc (The)	109,401	1,269,123	(as a % of net assets)
Carnival plc	32,000	833,508	Financials		20.6%
Cobham plc	103,160	298,585	Consumer Discretionary		13.0%
Compass Group plc	205,300	1,188,086	Industrials		10.8%
GlaxoSmithKline plc	54,672	921,534	Information Technology		10.0%
HSBC Holdings plc	185,978	1,671,918	Health Care		9.9%
Intercontinental Hotels Group plc	27,700	295,124	Energy		9.2%
Kingfisher plc	278,400	803,736	Consumer Staples		8.6%
Man Group plc	62,860	248,975	Materials		7.8%
Next plc	16,900	402,040	Telecommunication Services		3.6%
Reckitt Benckiser Group plc	31,108	1,349,442	Diversified		2.8%
Reed Elsevier plc	1,498	12,161	Utilities		2.4%
Scottish & Southern Energy plc	82,106	1,550,641	Cash and Equivalents*		1.3%
Standard Chartered plc	23,514	480,247
Tesco plc	266,082	1,576,595	*Includes temporary cash investments and other assets and liabilities.
TUI Travel plc	86,000	348,207
Vodafone Group plc	504,500	949,416
		20,719,987
TOTAL COMMON STOCKS
(Cost $105,529,900)		118,653,777

Notes to Schedule of Investments
ADR = American Depositary Receipt			FTSE = Financial Times Stock Exchange
EAFE = Europe, Australasia, and Far East			MSCI = Morgan Stanley Capital International

(1) Non-income producing.

See Notes to Financial Statements.

17

NT Emerging Markets

MAY 31, 2009 (UNAUDITED)

	Shares	Value		Shares	Value
Common Stocks — 98.3%			INDONESIA — 2.3%
BRAZIL — 16.7%			PT Bank Rakyat Indonesia	560,500	$ 342,223
ALL - America Latina			PT Bumi Resources Tbk	1,613,000	308,450
Logistica SA	37,200	$ 217,044	PT Perusahaan Gas Negara	1,217,000	341,635
Banco Bradesco SA					992,308
Preference Shares	34,400	522,224	ISRAEL — 1.0%
Global Village Telecom			Teva Pharmaceutical
Holding SA(1)	20,900	351,697	Industries Ltd. ADR	9,040	419,094
Itau Unibanco Banco Holding SA			LUXEMBOURG — 0.7%
Preference Shares	53,618	867,927	Evraz Group SA GDR	13,293	314,951
Natura Cosmeticos SA	21,400	275,820	MALAYSIA — 1.2%
Net Servicos de Comunicacao SA			Bumiputra - Commerce
Preference Shares(1)	10,800	107,034	Holdings Bhd	138,300	338,678
Petroleo Brasileiro SA ADR	48,160	2,120,485	Kuala Lumpur Kepong Bhd	49,900	164,710
Redecard SA	12,350	178,258			503,388
Vale SA Preference Shares	110,800	1,828,459	MEXICO — 2.8%
Vivo Particpacoes SA ADR	17,282	348,578	America Movil SAB
Votorantim Celulose e Papel SA			de CV ADR, Series L	24,309	931,764
Preference Shares(1)	32,300	384,954	Grupo Financiero Banorte,
		7,202,480	SAB de CV	111,249	261,822
CZECH REPUBLIC — 0.5%					1,193,586
CEZ AS	4,590	207,368	PANAMA — 0.1%
HONG KONG — 5.2%			Copa Holdings SA, Class A	1,890	65,810
China Mobile Ltd. ADR	22,824	1,123,169	PEOPLE’S REPUBLIC OF CHINA — 13.7%
China Overseas Land &			Agile Property Holdings Ltd.	252,000	313,068
Investment Ltd.	160,000	338,365	Asia Cement China
China Resources Land Ltd.	98,000	229,562	Holdings Corp.(1)	545,500	436,834
CNOOC Ltd.	410,000	542,018	Bank of China Ltd.	575,000	258,914
		2,233,114	BYD Co. Ltd. H Shares(1)	56,000	224,249
HUNGARY — 0.6%			Changyou.com Ltd. ADR(1)	4,947	162,756
OTP Bank plc(1)	14,551	259,194	China Construction
INDIA — 8.5%			Bank Corp. H Shares	421,000	274,737
Bank of Baroda	25,528	238,032	China High Speed Transmission
Bharat Heavy Electricals Ltd.	7,224	335,240	Equipment Group Co. Ltd.	242,000	513,310
Grasim Industries Ltd.	6,516	291,036	China Life Insurance
			Co. Ltd. H Shares	216,000	790,213
HDFC Bank Ltd.(1)	12,871	395,182
			China National Building
ICICI Bank Ltd.	21,307	335,390	Material Co. Ltd. H Shares	110,000	241,121
Infosys Technologies Ltd.	10,167	347,754	China Shenhua Energy
JSW Steel Ltd.(1)	27,275	320,799	Co. Ltd. H Shares	94,000	313,832
Maruti Suzuki India Ltd.	10,271	224,206	China Zhongwang
			Holdings Ltd.(1)	128,800	118,794
Power Grid Corp. of India Ltd.	49,121	120,405
Reliance Industries Ltd.(1)	17,714	855,037	Foxconn International
			Holdings Ltd.(1)	173,000	124,045
Sesa Goa Ltd.	55,632	195,681	Guangzhou R&F Properties
		3,658,762	Co. Ltd. H Shares	110,400	252,768
			Industrial & Commercial
			Bank of China Ltd. H Shares	1,032,000	652,177

18

NT Emerging Markets

	Shares	Value		Shares	Value
Ping An Insurance Group Co.			TAIWAN (REPUBLIC OF CHINA) — 14.2%
of China Ltd. H Shares	30,500	$ 212,415	Acer, Inc.	70,000	$ 127,727
Sino-Ocean Land Holdings Ltd.	220,000	226,101	Asia Cement Corp.	250,267	283,239
Tencent Holdings Ltd.	54,200	607,095	AU Optronics Corp.	373,000	387,618
Zhuzhou CSR Times Electric			Catcher Technology Co. Ltd.	89,000	253,751
Co. Ltd. H Shares	144,000	211,229	Cathay Financial Holding Co. Ltd.	180,000	294,458
		5,933,658	Hon Hai Precision
PERU — 1.1%			Industry Co. Ltd.	250,050	952,029
Credicorp Ltd.	8,157	491,214	HTC Corp.	24,000	388,970
POLAND — 0.5%			Huaku Development Co. Ltd.	95,000	260,430
KGHM Polska Miedz SA	9,189	202,630	Hung Poo Real Estate
RUSSIAN FEDERATION — 6.7%			Development Corp.	144,000	223,237
CTC Media, Inc.(1)	41,831	414,545	MediaTek, Inc.	29,190	362,763
OAO Gazprom ADR	38,173	896,679	Shin Zu Shing Co. Ltd.	55,000	264,690
OAO LUKOIL	10,142	532,577	Taiwan Fertilizer Co. Ltd.	87,000	279,840
Sberbank	357,123	509,841	Taiwan Semiconductor
Vimpel-Communications ADR(1)	20,366	265,980	Manufacturing Co. Ltd.	545,194	1,023,343
Wimm-Bill-Dann Foods			U-Ming Marine Transport Corp.	117,000	243,713
OJSC ADR(1)	5,414	291,598	Wistron Corp.	341,000	541,895
		2,911,220	Yuanta Financial Holding Co. Ltd.	295,000	221,474
SINGAPORE — 0.7%					6,109,177
Wilmar International Ltd.	91,000	310,556	THAILAND — 1.0%
SOUTH AFRICA — 6.7%			Banpu Public Co. Ltd. NVDR	20,300	188,494
Aspen Pharmacare			Kasikornbank PCL	139,000	239,584
Holdings Ltd.(1)	45,806	276,453			428,078
Gold Fields Ltd. ADR	15,882	215,678	TURKEY — 1.8%
Harmony Gold Mining Co. Ltd.(1)	20,803	253,221	Turk Hava Yollari AO	37,777	219,874
Impala Platinum Holdings Ltd.	23,992	583,173	Turkiye Garanti Bankasi AS(1)	229,646	581,419
MTN Group Ltd.	33,904	494,407			801,293
Naspers Ltd. N Shares	19,423	466,992	UNITED KINGDOM — 0.6%
Netcare Ltd.(1)	155,509	194,939	Antofagasta plc	23,697	244,810
Sasol Ltd.	10,365	391,949	TOTAL COMMON STOCKS
		2,876,812	(Cost $31,455,544)		42,400,602
SOUTH KOREA — 11.7%			Temporary Cash Investments — 0.7%
CJ Internet Corp.	21,214	314,369	Repurchase Agreement, Goldman Sachs
Hyundai Development Co.	8,000	263,021	Group, Inc., (collateralized by various U.S.
Hyundai Engineering &			Treasury obligations, 4.75%, 2/15/37,
Construction Co. Ltd.	6,244	322,440	valued at $306,841), in a joint trading
			account at 0.10%, dated 5/29/09, due
Hyundai Mobis	4,815	455,872	6/1/09 (Delivery value $300,003)
Hyundai Motor Co.	6,150	342,372	(Cost $300,000)		300,000
LG Electronics, Inc.	6,532	629,915	TOTAL INVESTMENT
MegaStudy Co. Ltd.	1,113	198,760	SECURITIES — 99.0%
NHN Corp.(1)	2,400	382,485	(Cost $31,755,544)		42,700,602
POSCO	1,068	358,012	OTHER ASSETS
			AND LIABILITIES — 1.0%		438,080
Samsung Electronics Co. Ltd.	3,379	1,515,066	TOTAL NET ASSETS — 100.0%		$43,138,682
Shinhan Financial
Group Co. Ltd.(1)	10,160	258,787
		5,041,099

19

NT Emerging Markets

Market Sector Diversification		Notes to Schedule of Investments
(as a % of net assets)		ADR = American Depositary Receipt
Financials	24.0%	GDR = Global Depositary Receipt
Information Technology	17.2%	NVDR = Non-Voting Depositary Receipt
Materials	15.2%	OJSC = Open Joint Stock Company
Energy	14.2%
Telecommunication Services	8.1%	(1) Non-income producing.
Consumer Discretionary	7.3%
Industrials	6.2%
Consumer Staples	2.4%	See Notes to Financial Statements.
Health Care	2.1%
Utilities	1.6%
Cash and Equivalents*	1.7%
*Includes temporary cash investments and other assets and liabilities.

20

Statement of Assets and Liabilities

MAY 31, 2009 (UNAUDITED)
	NT International	NT Emerging
	Growth	Markets
Assets
Investment securities, at value (cost of $106,614,972 and $31,755,544, respectively)	$119,738,849	$42,700,602
Foreign currency holdings, at value (cost of $- and $204,712, respectively)	—	205,619
Receivable for investments sold	2,651,914	922,891
Receivable for capital shares sold	521,793	200,781
Dividends and interest receivable	462,161	182,198
	123,374,717	44,212,091

Liabilities
Disbursements in excess of demand deposit cash	40,932	79,074
Foreign currency overdraft payable, at value (cost of $19,437 and $-, respectively)	6,276	—
Payable for investments purchased	2,806,407	872,688
Payable for capital shares redeemed	214,924	44,781
Accrued management fees	115,281	55,625
Accrued foreign taxes	12,562	21,241
	3,196,382	1,073,409

Net Assets	$120,178,335	$43,138,682

Institutional Class Capital Shares, $0.01 Par Value
Authorized	50,000,000	50,000,000
Outstanding	16,725,118	6,130,868

Net Asset Value Per Share	$7.19	$7.04

Net Assets Consist of:
Capital (par value and paid-in surplus)	$134,554,011	$ 46,451,324
Undistributed net investment income	1,294,175	96,351
Accumulated net realized loss on investment and foreign currency transactions	(28,813,171)	(14,335,161)
Net unrealized appreciation on investments and translation of assets
and liabilities in foreign currencies	13,143,320	10,926,168
	$120,178,335	$ 43,138,682

See Notes to Financial Statements.

21

Statement of Operations

FOR THE SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED)
	NT International	NT Emerging
	Growth	Markets
Investment Income (Loss)
Income:
Dividends (net of foreign taxes withheld of $216,262 and $20,034, respectively)	$ 1,863,499	$ 374,479
Interest	1,089	386
	1,864,588	374,865

Expenses:
Management fees	558,149	268,433
Directors’ fees and expenses	1,598	581
Other expenses	344	116
	560,091	269,130

Net investment income (loss)	1,304,497	105,735

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions	(13,808,316)	(4,782,183)
Foreign currency transactions	(2,250,027)	(2,014,410)
	(16,058,343)	(6,796,593)

Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign taxes accrued of $16,301 and $22,465, respectively)	20,740,313	14,700,286
Translation of assets and liabilities in foreign currencies	9,243,938	3,761,338
	29,984,251	18,461,624

Net realized and unrealized gain (loss)	13,925,908	11,665,031

Net Increase (Decrease) in Net Assets Resulting from Operations	$ 15,230,405	$ 11,770,766

See Notes to Financial Statements.

22

Statement of Changes in Net Assets

SIX MONTHS ENDED MAY 31, 2009 (UNAUDITED) AND YEAR ENDED NOVEMBER 30, 2008
	NT International Growth		NT Emerging Markets
Increase (Decrease) in Net Assets	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,304,497	$ 1,057,236	$ 105,735	$ 281,229
Net realized gain (loss)	(16,058,343)	(12,540,805)	(6,796,593)	(7,576,355)
Change in net unrealized
appreciation (depreciation)	29,984,251	(29,526,599)	18,461,624	(14,838,418)
Net increase (decrease) in net assets
resulting from operations	15,230,405	(41,010,168)	11,770,766	(22,133,544)

Distributions to Shareholders
From net investment income	(1,011,101)	(585,193)	(152,834)	(292,689)
From net realized gains	—	(1,418,391)	—	(3,880,783)
Decrease in net assets from distributions	(1,011,101)	(2,003,584)	(152,834)	(4,173,472)

Capital Share Transactions
Proceeds from shares sold	64,215,335	47,294,600	20,327,817	25,420,763
Payments for shares redeemed	(14,115,959)	(16,124,105)	(9,521,722)	(6,777,463)
Net increase (decrease) in net assets
from capital share transactions	50,099,376	31,170,495	10,806,095	18,643,300

Net increase (decrease) in net assets	64,318,680	(11,843,257)	22,424,027	(7,663,716)

Net Assets
Beginning of period	55,859,655	67,702,912	20,714,655	28,378,371
End of period	$120,178,335	$ 55,859,655	$ 43,138,682	$ 20,714,655

Undistributed net investment income	$1,294,175	$1,000,779	$96,351	$143,450

Transactions in Shares of the Funds
Sold	10,084,049	4,992,480	3,695,031	2,804,035
Redeemed	(2,241,220)	(1,433,404)	(1,611,821)	(508,834)
Net increase (decrease)
in shares of the funds	7,842,829	3,559,076	2,083,210	2,295,201

See Notes to Financial Statements.

23

Notes to Financial Statements

MAY 31, 2009 (UNAUDITED)

1. Organization and Summary of Significant Accounting Policies

Organization — American Century World Mutual Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. NT International Growth Fund (NT International Growth) and NT Emerging Markets Fund (NT Emerging Markets) (collectively, the funds) are two funds in a series issued by the corporation. The funds are diversified under the 1940 Act. The funds’ investment objective is to seek capital growth. The funds pursue this objective by investing primarily in equity securities of foreign companies. NT International Growth primarily invests in companies located in at least three developed countries (excluding United States). NT Emerging Markets invests at least 80% of its assets in securities of issuers in emerging market countries. The funds are not permitted to invest in any securities issued by companies assigned by the Global Industry Classification Standard to the tobacco industry. The following is a summary of the funds’ significant accounting policies.

Security Valuations — Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Investments in open-end management investment companies are valued at the reported net asset value. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value. Securities traded on foreign securities exchanges and over-the-counter markets are normally completed before the close of business on days that the New York Stock Exchange (the Exchange) is open and may also take place on days when the Exchange is not open. If an event occurs after the value of a security was established but before the net asset value per share was determined that was likely to materially change the net asset value, that security would be valued as determined in accordance with procedures adopted by the Board of Directors. If the funds determine that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security’s fair value, such security is valued as determined by the Board of Directors or its designee, in accordance with procedures adopted by the Board of Directors, if such determination would materially impact a fund’s net asset value. Certain other circumstances may cause the funds to use alternative procedures to value a security such as: a security has been declared in default; trading in a security has been halted during the trading day; or there is a foreign market holiday and no trading will commence.

Security Transactions — For financial reporting purposes, security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country. The funds record the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

Investment Income — Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

24

Exchange Traded Funds — The funds may invest in exchange traded funds (ETFs). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Transactions — All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. The funds may enter into spot foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of investment securities, dividend and interest income, spot foreign currency exchange contracts, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The funds record the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

Repurchase Agreements — The funds may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. Each fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to each fund under each repurchase agreement.

Joint Trading Account — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, each fund, along with certain other funds in the American Century Investments family of funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

Income Tax Status — It is each fund’s policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal Revenue Code. All tax years for the funds remain subject to examination by tax authorities. Additionally, non-U.S. tax returns filed by the funds due to investments in certain foreign securities remain subject to examination by the relevant taxing authority for 7 years from the date of filing. At this time, management believes there are no uncertain tax positions which, based on their technical merit, would not be sustained upon examination and for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Accordingly, no provision has been made for federal or state income taxes. Interest and penalties associated with any federal or state income tax obligations, if any, are recorded as interest expense.

Distributions to Shareholders — Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income, if any, are generally declared and paid annually. Distributions from net realized gains, if any, are generally declared and paid twice per year. The funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with provisions of the 1940 Act.

25

Indemnifications — Under the corporation’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business, the funds enter into contracts that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. The risk of material loss from such claims is considered by management to be remote.

Use of Estimates — The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

Subsequent Events — Management has evaluated events or transactions that may have occurred since May 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through July 22, 2009, the date the financial statements were available to be issued.

2. Fees and Transactions with Related Parties

Management Fees — The corporation has entered into a Management Agreement with American Century Global Investment Management, Inc. (ACGIM) (the investment advisor), under which ACGIM provides the funds with investment advisory and management services in exchange for a single, unified management fee (the fee). The Agreement provides that all expenses of the funds, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered “interested persons” as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACGIM. The fee is computed and accrued daily based on the daily net assets of each fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account each fund’s assets as well as certain assets, if any, of other clients of the investment advisor outside the American Century Investments family of funds (such as subadvised funds and separate accounts) that have very similar investment teams and investment strategies (strategy assets). The strategy assets of NT International Growth and NT Emerging Markets include the assets of International Growth Fund and Emerging Markets Fund, respectively, two funds in a series issued by the corporation. The annual management fee schedule for NT International Growth ranges from 0.90% to 1.30%. The annual management fee schedule for NT Emerging Markets ranges from 1.05% to 1.65%. The effective annual management fee for NT International Growth and NT Emerging Markets for the six months ended May 31, 2009 was 1.20% and 1.61%, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the funds. The subadvisor makes investment decisions for the cash portion of the funds in accordance with the funds’ investment objectives, policies and restrictions under the supervision of ACGIM and the Board of Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the funds.

Acquired Fund Fees and Expenses — The funds may invest in mutual funds, exchange traded funds, and business development companies (the acquired funds). Each fund will indirectly realize its pro rata share of the fees and expenses of the acquired funds in which it invests. These indirect fees and expenses are not paid out of each fund’s assets but are reflected in the return realized by the fund on its investment in the acquired funds.

Related Parties — Certain officers and directors of the corporation are also officers and/ or directors, and as a group, controlling stockholders of American Century Companies, Inc. (ACC), the parent of the corporation’s investment advisor, ACGIM, the corporation’s subadvisor, ACIM, the distributor of the corporation, American Century Investment Services, Inc., and the corporation’s transfer agent, American Century Services, LLC.

26

The funds are wholly owned, in aggregate, by various funds in a series issued by American Century Asset Allocation Portfolios, Inc. (ACAAP). ACAAP does not invest in the funds for the purpose of exercising management or control.

The funds are eligible to invest in a money market fund for temporary purposes, which is managed by J.P. Morgan Investment Management, Inc. (JPMIM). The funds have a Mutual Funds Services Agreement with J.P. Morgan Investor Services Co. (JPMIS). JPMorgan Chase Bank (JPMCB) is a custodian of the funds. The funds have a securities lending agreement with JPMCB. JPMIM, JPMIS and JPMCB are wholly owned subsidiaries of JPMorgan Chase & Co. (JPM). JPM is an equity investor in ACC.

3. Investment Transactions

Investment transactions, excluding short-term investments, for the six months ended May 31, 2009, were as follows:

	NT International Growth	NT Emerging Markets
Purchases	$104,021,956	$45,157,414
Proceeds from sales	$54,513,934	$34,581,025

4. Fair Value Measurements

The funds’ securities valuation process is based on several considerations and may use multiple inputs to determine the fair value of the positions held by the funds. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels as follows:

• Level 1 valuation inputs consist of actual quoted prices based on an active market;

• Level 2 valuation inputs consist of significant direct or indirect observable market data; or

• Level 3 valuation inputs consist of significant unobservable inputs such as the fund’s own assumptions.

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the valuation inputs used to determine the fair value of the funds’ securities as of May 31, 2009:

Fund/Valuation Inputs	Value of Investment Securities

NT International Growth
Level 1 — Quoted Prices	$ 13,529,755
Level 2 — Other Significant Observable Inputs	106,209,094
Level 3 — Significant Unobservable Inputs	—
$119,738,849
NT Emerging Markets
Level 1 — Quoted Prices	$ 6,502,094
Level 2 — Other Significant Observable Inputs	36,198,508
Level 3 — Significant Unobservable Inputs	—
$42,700,602

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5. Bank Line of Credit

The funds, along with certain other funds in the American Century Investments family of funds, had a $500,000,000 unsecured bank line of credit agreement with Bank of America, N.A. The line expired December 10, 2008, and was not renewed. The agreement allowed the funds to borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement were subject to interest at the Federal Funds rate plus 0.40%. The funds did not borrow from the line during the six months ended May 31, 2009.

6. Interfund Lending

The funds, along with certain other funds in the American Century Investments family of funds, may participate in an interfund lending program, pursuant to an Exemptive Order issued by the Securities and Exchange Commission (SEC). This program provides an alternative credit facility allowing the funds to borrow from or lend to other funds in the American Century Investments family of funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. The interfund loan rate earned/paid on interfund lending transactions is determined daily based on the average of certain current market rates. Interfund lending transactions normally extend only overnight, but can have a maximum duration of seven days. The program is subject to annual approval by the Board of Directors. During the six months ended May 31, 2009, the funds did not utilize the program.

7. Risk Factors

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions. Investing in emerging markets may accentuate these risks.

8. Federal Tax Information

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of May 31, 2009, the components of investments for federal income tax purposes were as follows:

	NT International	NT Emerging
	Growth	Markets
Federal tax cost of investments	$112,120,886	$33,322,222
Gross tax appreciation of investments	$ 9,670,570	$9,385,422
Gross tax depreciation of investments	(2,052,607)	(7,042)
Net tax appreciation (depreciation) of investments	$ 7,617,963	$9,378,380

The difference between book-basis and tax-basis cost and unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and on investments in passive foreign investment companies.

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As of November 30, 2008, the accumulated capital losses listed below represent net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes. The capital loss carryovers expire in 2016.

The capital and currency loss deferrals listed below for the funds represent net capital and foreign currency losses incurred in the one-month period ended November 30, 2008. The funds have elected to treat such losses as having been incurred in the following fiscal year for federal income tax purposes.

	NT International Growth	NT Emerging Markets
Accumulated capital losses	$(6,493,005)	$(3,303,739)
Capital loss deferrals	$(3,194,191)	$(2,463,844)
Currency loss deferrals	—	$(8,786)

9. Recently Issued Accounting Standards

In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (FAS 161). FAS 161 is effective for interim periods beginning after November 15, 2008 and has been adopted by the funds. FAS 161 amends and expands disclosures about derivative instruments and hedging activities. FAS 161 requires qualitative disclosures about the objectives and strategies of derivative instruments, quantitative disclosures about the fair value amounts of and gains and losses on derivative instruments, and disclosures of credit-risk-related contingent features in hedging activities.

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Financial Highlights

NT International Growth

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$6.29	$12.72	$10.34	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.09(3)	0.16(3)	0.12	0.03
Net Realized and Unrealized Gain (Loss)	0.92	(6.18)	2.29	0.31
Total From Investment Operations	1.01	(6.02)	2.41	0.34
Distributions
From Net Investment Income	(0.11)	(0.12)	(0.03)	—
From Net Realized Gains	—	(0.29)	—	—
Total Distributions	(0.11)	(0.41)	(0.03)	—
Net Asset Value, End of Period	$7.19	$6.29	$12.72	$10.34

Total Return(4)	16.15%	(48.82)%	23.40%	3.40%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.21%(5)	1.12%	1.07%	1.07%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	2.81%(5)	1.62%	1.15%	0.59%(5)
Portfolio Turnover Rate	61%	119%	104%	65%
Net Assets, End of Period (in thousands)	$120,178	$55,860	$67,703	$46,380

(1)	Six months ended May 31, 2009 (unaudited).
(2)	May 12, 2006 (fund inception) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)	Annualized.
See Notes to Financial Statements.

30

NT Emerging Markets

For a Share Outstanding Throughout the Years Ended November 30 (except as noted)
	2009(1)	2008	2007	2006(2)
Per-Share Data
Net Asset Value, Beginning of Period	$5.12	$16.19	$11.01	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.02(3)	0.11(3)	0.15	0.07
Net Realized and Unrealized Gain (Loss)	1.92	(8.52)	5.12	0.94
Total From Investment Operations	1.94	(8.41)	5.27	1.01
Distributions
From Net Investment Income	(0.02)	(0.20)	(0.09)	—
From Net Realized Gains	—	(2.46)	—	—
Total Distributions	(0.02)	(2.66)	(0.09)	—
Net Asset Value, End of Period	$7.04	$5.12	$16.19	$11.01

Total Return(4)	38.15%	(61.75)%	48.22%	10.10%

Ratios/Supplemental Data
Ratio of Operating Expenses to Average Net Assets	1.61%(5)	1.52%	1.46%	1.60%(5)
Ratio of Net Investment Income (Loss) to Average Net Assets	0.63%(5)	1.17%	1.12%	1.68%(5)
Portfolio Turnover Rate	108%	157%	113%	59%
Net Assets, End of Period (in thousands)	$43,139	$20,715	$28,378	$19,844

(1)	Six months ended May 31, 2009 (unaudited).
(2)	May 12, 2006 (fund inception) through November 30, 2006.
(3)	Computed using average shares outstanding throughout the period.
(4)	Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.
(5)	Annualized.
See Notes to Financial Statements.

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Additional Information

Retirement Account Information

As required by law, distributions you receive from certain IRAs, or 403(b), 457 and qualified plans are subject to federal income tax withholding, unless you elect not to have withholding apply. Tax will be withheld on the total amount withdrawn even though you may be receiving amounts that are not subject to withholding, such as nondeductible contributions. In such case, excess amounts of withholding could occur. You may adjust your withholding election so that a greater or lesser amount will be withheld.

If you don’t want us to withhold on this amount, you must notify us to not withhold the federal income tax. You may notify us in writing or in certain situations by telephone or through other electronic means. You have the right to revoke your withholding election at any time and any election you make may remain in effect until revoked by filing a new election.

Remember, even if you elect not to have income tax withheld, you are liable for paying income tax on the taxable portion of your withdrawal. If you elect not to have income tax withheld or you don’t have enough income tax withheld, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient. You can reduce or defer the income tax on a distribution by directly or indirectly rolling such distribution over to another IRA or eligible plan. You should consult your tax advisor for additional information.

State tax will be withheld if, at the time of your distribution, your address is within one of the mandatory withholding states and you have federal income tax withheld. State taxes will be withheld from your distribution in accordance with the respective state rules.

Proxy Voting Guidelines

American Century Global Investment Management, Inc., the funds’ investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the funds. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-345-2021. It is also available on American Century Investments’ website at americancentury.com and on the Securities and Exchange Commission’s website at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the “About Us” page at americancentury.com. It is also available at sec.gov.

Quarterly Portfolio Disclosure

The funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The funds’ Forms N-Q are available on the SEC’s website at sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The funds also make their complete schedule of portfolio holdings for the most recent quarter of their fiscal year available on their website at americancentury.com and, upon request, by calling 1-800-345-2021.

32

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE (Europe, Australasia, Far East) Index is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE Growth Index is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far East.

The MSCI EAFE Value Index is a capitalization-weighted index that monitors the performance of value stocks from Europe, Australasia, and the Far East.

The MSCI EM (Emerging Markets) Index represents the performance of stocks in global emerging market countries.

The MSCI EM Growth Index represents the performance of growth stocks in global emerging market countries.

The MSCI Europe Index is designed to measure equity market performance in Europe.

The MSCI Japan Index is designed to measure equity market performance in Japan.

The MSCI World Free Index represents the performance of stocks in developed countries (including the United States) that are available for purchase by global investors.

33

Notes

34

Contact Us
americancentury.com
Automated Information Line	1-800-345-8765
Investor Services Representative	1-800-345-2021 or
816-531-5575
Business, Not-For-Profit, Employer-Sponsored
Retirement Plans	1-800-345-3533
Banks and Trust Companies, Broker-Dealers,
Financial Professionals, Insurance Companies	1-800-345-6488
Telecommunications Device for the Deaf	1-800-634-4113
American Century World Mutual Funds, Inc.
Investment Advisor:
American Century Global Investment Management, Inc.
New York, New York

This report and the statements it contains are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

American Century Investment Services, Inc., Distributor

©2009 American Century Proprietary Holdings, Inc. All rights reserved.

0907
CL-SAN-65837N

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  INVESTMENTS.

(a)	The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)	Not applicable for semiannual report filings.

(a)(2)
Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are filed and attached hereto as EX-99.CERT.

(a)(3)	Not applicable.

(b)	A certification by the registrant’s chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, is furnished and attached hereto as EX- 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President

Date:	July 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan S. Thomas
	Name:	Jonathan S. Thomas
	Title:	President
(principal executive officer)

Date:	July 30, 2009

By:	/s/ Robert J. Leach
	Name:	Robert J. Leach
	Title:	Vice President, Treasurer, and
Chief Financial Officer
(principal financial officer)

Date:	July 30, 2009